UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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BAKER HUGHES INCORPORATED

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BAKER HUGHES INCORPORATED
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
April 23, 2009
To the Stockholders of Baker Hughes Incorporated:
     The Annual Meeting of the Stockholders of Baker Hughes Incorporated (“Company,” “Baker Hughes,” “we,” “us” or “our”) will be held at the Plaza Banquet Room located at 2777 Allen Parkway, Houston, Texas on Thursday, April 23, 2009, at 9:00 a.m., Central Daylight Time, for the purpose of considering and voting on:
1.	Election of Eleven Directors;

2.	Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2009;

3.	Proposal to Approve Amendment to the Baker Hughes Incorporated Employee Stock Purchase Plan;

4.	Stockholder Proposal No. 1 regarding Calling Special Shareowners Meetings; and

5.	Such other business as may properly come before the meeting and any reconvened meeting after an adjournment thereof.
     The Board of Directors has fixed February 26, 2009 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the meeting and any reconvened meeting after an adjournment thereof, and only holders of Common Stock of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, that meeting or a reconvened meeting after an adjournment.
     You are invited to attend the meeting in person. Whether or not you plan to attend in person, we urge you to promptly vote your shares by telephone, by the Internet or, if this Proxy Statement was mailed to you, by completing, signing, dating and returning it as soon as possible in the enclosed postage prepaid envelope in order that your vote may be cast at the Annual Meeting. You may revoke your proxy any time prior to its exercise, and you may attend the meeting and vote in person, even if you have previously returned your proxy.

By order of the Board of Directors,
/s/ Sandra E. Alford
Sandra E. Alford
Corporate Secretary

Houston, Texas
March 13, 2009
     TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE (i) VOTE YOUR SHARES BY TELEPHONE OR THE INTERNET, OR (ii) IF YOU RECEIVED A PAPER COPY, THEN SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

PROXY STATEMENT

PROXY STATEMENT
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Baker Hughes Incorporated, a Delaware corporation (“Company,” “Baker Hughes,” “we,” “us” and “our”), to be voted at the Annual Meeting of Stockholders scheduled to be held on Thursday, April 23, 2009 and at any and all reconvened meetings after adjournments thereof.
Information About the Notice of Internet Availability of Proxy Materials
     In accordance with rules and regulations adopted last year by the Securities and Exchange Commission (the “SEC”), we now furnish to our stockholders proxy materials, including our Annual Report to Stockholders, on the Internet. On or about March 13, 2009, we will send electronically an annual meeting package personalized with profile and voting information (“Electronic Delivery”) to those stockholders that have previously signed up to receive their proxy materials via the Internet. On or about March 13, 2009, we will begin mailing a Notice of Internet Availability of proxy materials (the “E-Proxy Notice”) to those stockholders that previously have not signed up to receive their proxy materials on the Internet. If you received the E-Proxy Notice by mail, you will not automatically receive a printed copy of the proxy materials or the Annual Report to Stockholders. If you received the E-Proxy Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the E-Proxy Notice.
     Registered stockholders may also sign up to receive future proxy materials and other stockholder communications electronically instead of by mail. In order to receive the communications electronically, you must have an e-mail account, access to the Internet through an Internet service provider and a web browser that supports secure connections. Visit http://www.bnymellon.com/shareowner/isd for additional information regarding electronic delivery enrollment. Stockholders with shares registered in their names with BNY Mellon Shareowner Services LLC may authorize a proxy by the Internet at the following Internet address: http://www.proxyvoting.com/bhi, or telephonically by calling BNY Mellon Shareowner Services LLC at 1-866-540-5760. Proxies submitted through BNY Mellon Shareowner Services LLC by the Internet or telephone must be received by 11:59 p.m. Eastern time (10:59 p.m. Central time) on April 22, 2009. The giving of a proxy will not affect your right to vote in person if you decide to attend the meeting.
     The Company will bear the cost of any solicitation of proxies, whether by Internet or mail. In addition to solicitation, certain of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, facsimile and personal interview. The Company has retained Laurel Hill Advisory Group to assist in the solicitation of proxies from stockholders of the Company for an anticipated fee of $8,500, plus out-of-pocket expenses.
     A number of banks and brokerage firms participate in a program that also permits stockholders to direct their vote by the Internet or telephone. This option is separate from that offered by BNY Mellon Shareowner Services LLC and should be reflected on the voting form from a bank or brokerage firm that accompanies this Proxy Statement. If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may direct the vote of these shares by the Internet or telephone by following the instructions on the voting form enclosed with the proxy from the bank or brokerage firm. Votes directed by the Internet or telephone through such a program must be received by BNY Mellon Shareowner Services LLC by 11:59 p.m. Eastern time (10:59 p.m. Central time) on April 22, 2009. Directing the voting of your shares will not affect your right to vote in person if you decide to attend the meeting; however, you must first request a proxy either on the Internet or use the voting form that accompanies this Proxy Statement. Requesting a proxy prior to the deadlines described above will automatically cancel any voting directions you have previously given by the Internet or by telephone with respect to your shares.
     The Internet and telephone proxy procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their proxy instructions and to confirm that those instructions have been properly recorded. Stockholders authorizing proxies or directing the voting of shares by the Internet should understand that there may be costs associated with electronic access, such as usage charges from access providers and telephone companies, and those costs must be borne by the stockholder.
     Shares for which proxies have been executed will be voted as specified in the proxies. If no specification is made, the shares will be voted FOR the election of nominees listed herein as directors, FOR ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for fiscal year 2009, FOR approval of the Amendment to the Baker Hughes Incorporated Employee Stock Purchase Plan, and AGAINST Stockholder Proposal No. 1 regarding Calling Special Shareowners Meetings.

     Proxies may be revoked at any time prior to the exercise thereof by filing with the Company’s Corporate Secretary, at the Company’s executive offices, a written revocation or a duly executed proxy bearing a later date. The executive offices of the Company are located at 2929 Allen Parkway, Suite 2100, Houston, Texas 77019. For a period of at least ten days prior to the Annual Meeting of Stockholders, a complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours at the Company’s executive offices by stockholders of record for proper purposes.

VOTING SECURITIES
     The securities of the Company entitled to be voted at the Annual Meeting consist of shares of its Common Stock, par value $1.00 per share (“Common Stock”), of which 308,874,934 shares were issued and outstanding at the close of business on February 26, 2009. Only stockholders of record at the close of business on that date will be entitled to vote at the meeting. Each share of Common Stock entitles the holder thereof to one vote on each matter to be considered at the meeting.
     Assuming a quorum is present at the Annual Meeting, either in person or represented by proxy, with respect to the election of directors, the eleven nominees receiving the greatest number of votes cast by the holders of the Common Stock entitled to vote on the matter will be elected as directors, and the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required for the approval of the ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for fiscal year 2009, for the approval of the amendment to the Baker Hughes Incorporated Employee Stock Purchase Plan (“ESPP”) and for the approval of Stockholder Proposal No. 1, regarding Calling of Special Shareowners Meetings. There will be no cumulative voting in the election of directors. Under Delaware law, abstentions are treated as present and entitled to vote and thus, will be counted in determining whether a quorum is present and will have the effect of a vote against a matter, except for the election of directors in which case an abstention will have no effect. Shares held by brokers or nominees for which instructions have not been received from the beneficial owners or persons entitled to vote and for which the broker or nominee does not have discretionary power to vote on a particular matter (called “broker non-votes”), will be considered present for quorum purposes but not considered entitled to vote on that matter. Accordingly, broker non-votes will not have any impact on the vote on a matter.
     Under the rules of the New York Stock Exchange (“NYSE”) in effect at the time this Proxy Statement was filed, if you hold your shares through a broker, your broker is permitted to vote your shares on “routine” matters, which includes the election of directors and the ratification of the Independent Registered Public Accounting Firm, even if the broker does not receive instructions from you. The NYSE does not consider the approval of the amendment to the ESPP or Stockholder Proposal No. 1 routine matters, so your broker may not vote your shares on these proposals without receiving instructions from you.
     The following table sets forth information about the holders of the Common Stock known to the Company on February 26, 2009 to own beneficially 5% or more of the Common Stock, based on filings by the holders with the SEC. For the purposes of this Proxy Statement, beneficial ownership of securities is defined in accordance with the rules of the SEC to mean generally the power to vote or dispose of securities regardless of any economic interest therein.

	Name and Address	Shares	Percent
1.	Capital Research Global Investors	34,284,180	11.1%
	333 South Hope Street Los Angeles, CA 90071
2.	Dodge & Cox	27,775,617	9.0%
	555 California Street, 40th Floor San Francisco, CA 94104
3.	Barclays Global Investors, NA and related entities (1)	16,796,092	5.46%
	400 Howard Street San Francisco, CA 94105
4.	Wellington Management Company, LLP	15,683,120	5.10%
	75 State Street Boston, MA 02109

(1)	According to a statement on Schedule 13G dated February 5, 2009 and filed with the SEC, Barclays Global Investors, NA and the other entities described in this footnote below beneficially own 14,444,803 shares. The total in the table reflects the combined ownership of various Barclays entities. The Schedule 13G indicates the following ownership interests: (i) Barclays Global Investors, NA, located at the address in the table, is the beneficial owner of 10,483,060 shares (3.41%), with sole voting power with respect to 8,376,108 shares and sole dispositive power with respect to 10,483,060 shares; (ii) Barclays Global Fund Advisors, located at the address in the table, is the beneficial owner of 3,483,265 shares (1.13%), with sole voting power with respect to 3,464,035 shares and sole dispositive power with respect to 3,483,265; (iii) Barclays Global Investors, Ltd., located at Murray House, 1 Royal Mint Court, London, England EC3N 4HH, is the beneficial owner of 1,702,461 shares (0.55%), with sole voting power with respect to 1,477,354 shares and sole dispositive power with respect to

1,702,461; (iv) Barclays Global Investors Japan Limited, located at Ebisu Prime Square Tower, 8th Floor, 1-1-39 Hiroo Shibuya-Ku, Tokyo 150-8402 Japan, is the beneficial owner of 833,903 shares (0.27%), with sole voting and dispositive power with respect to those shares; (v) Barclays Global Investors Canada Limited, located at Brookfield Place, 161 Bay Street, Suite 2500, P.O. Box 614, Toronto, Canada, Ontario M5J 2S1, is the beneficial owner of 279,778 shares (0.09%), with sole voting and dispositive power with respect to those shares; and (vi) Barclays Global Investors Australia Limited, located at Level 43, Grosvenor Place, 225 George Street, P.O. Box N43, Sydney, Australia NSW 1220, is the beneficial owner of 13,625 shares (0.00%), with sole voting and dispositive power with respect to those shares. The Schedule 13G does not describe the relationships among the Barclays entities. The computation of the percentage of stock owned by Barclays Global Investors, NA and the other entities is based on the percentages reported in the Schedule 13G.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
     Eleven directors will be elected at the Annual Meeting of Stockholders to serve for a one-year term expiring at the Annual Meeting of Stockholders expected to be held in April 2010. James F. McCall, whose retirement has been waived by the Board of Directors for the previous two years, will not stand for election and is retiring from the Board in accordance with the Company’s Bylaws.
     The following table sets forth each nominee director’s name, all positions with the Company held by the nominee, the nominee’s principal occupation, age and year in which the nominee first became a director of the Company. Each nominee director has agreed to serve if elected.

			Director
Nominees	Principal Occupation	Age	Since
Larry D. Brady	Former Chairman of the Board and Chief Executive Officer of Intermec, Inc. (industrial technologies). Mr. Brady served as Chairman of Intermec from 2001 to 2007 and as Chief Executive Officer from 2000 to 2007. He served as President of Intermec from 1999 to 2001 and as Chief Operating Officer from 1999 to 2000. Mr. Brady served as President of FMC Corporation from 1993 to 1999. He served as a Vice President of FMC from 1984 to 1989, as Executive Vice President from 1989 to 1993 and was a director from 1989 to 1999. Mr. Brady is a director of Pactiv Corporation and a member of the Advisory Board of Northwestern University’s Kellogg School of Management.	66	2004

Clarence P. Cazalot, Jr.	President and Chief Executive Officer and Director since 2002 of Marathon Oil Corporation, formerly known as USX Corporation (diversified petroleum). He served as Vice Chairman of USX Corporation and President of Marathon Oil Company from 2000 to 2001. Mr. Cazalot was with Texaco Inc. from 1972 to 2000, and while at Texaco served in the following executive positions: President of Worldwide Production Operations of Texaco Inc. from 1999 to 2000; President of International Production and Chairman of London-based Texaco Ltd. from 1998 to 1999; President of International Marketing and Manufacturing from 1997 to 1998; President of Texaco Exploration and Production Inc. from 1994 to 1996; and President of Texaco’s Latin America/West Africa Division from 1992 to 1994. In 1992, he was named Vice President, Texaco. He is a director and Executive Committee member of both the U.S. Saudi Arabian Business Council and the American Petroleum Institute.	58	2002

Chad C. Deaton	Chairman of the Board, President and Chief Executive Officer of Baker Hughes Incorporated since February 1, 2008. Chairman of the Board and Chief Executive Officer from October 2004 to January 31, 2008. Mr. Deaton was President and Chief Executive Officer of Hanover Compressor Company (compression services) from 2002 through October 2004. He was a Senior Advisor to Schlumberger Oilfield Services (oilfield services) from 1999 to September 2001 and was an Executive Vice President from 1998 to 1999. Mr. Deaton is a director of CARBO Ceramics, Inc. and Ariel Corporation. He is also a director of Junior Achievement of Southeast Texas, Houston Achievement Place, Greater Houston Partnership and a member of the Society of Petroleum Engineers Industry Advisory Council.	56	2004

Edward P. Djerejian	Director of the James A. Baker III Institute for Public Policy at Rice University since 1994. Ambassador Djerejian served as U.S. Ambassador to Israel from 1993 to 1994. He served as Assistant Secretary of State for Near Eastern Affairs from 1991 to 1993. Ambassador Djerejian also served as U.S. Ambassador to the Syrian Arab Republic from 1988 to 1991, as Deputy Assistant Secretary of Near Eastern and South Asian Affairs from 1986 to 1988 and as Special Assistant to the President and Deputy Press Secretary for Foreign Affairs from 1985 to 1986. He is a director of Global Industries, Ltd. and Occidental Petroleum.	69	2001

Anthony G. Fernandes	Former Chairman, President and Chief Executive Officer of Phillip Services Corporation (diversified industrial services provider) from August 1999 to April 2002. He was Executive Vice President of ARCO (Atlantic Richfield Company) from 1994 to 1999, President of ARCO Coal, a subsidiary of ARCO, from 1990 to 1994 and Corporate Controller of ARCO from 1987 to 1990. Mr. Fernandes serves on the Boards of Black & Veatch, Cytec Industries and ABM Industries, Inc.	63	2001

			Director
Nominees	Principal Occupation	Age	Since
Claire W. Gargalli	Former Vice Chairman, Diversified Search and Diversified Health Search Companies (executive search consultants) from 1990 to 1998. Ms. Gargalli served as President and Chief Operating Officer of Equimark from 1984 to 1990. During that period, she also served as Chairman and Chief Executive Officer of Equimark’s two principal subsidiaries, Equibank and Liberty Bank. Ms. Gargalli is a director of Praxair, Inc., Virginia National Bank and BioMotion Analytics. She is also a trustee emeritus of Carnegie Mellon University and Middlebury College.	66	1998

Pierre H. Jungels	President of the Institute of Petroleum until June 2003. From 1997 through 2001 Dr. Jungels served as a Director and Chief Executive Officer of Enterprise Oil, plc. In 1996, Dr. Jungels served as the Managing Director of Exploration and Production at British Gas plc. Dr. Jungels is Chairman of Rockhopper Exploration plc and Oxford Catalysts plc. He is also a director of Woodside Petroleum Ltd. and Imperial Tobacco Group plc. Various positions from 1974 to 1995 at PetroFina SA, including Executive Director from 1989 to 1995.	65	2006

James A. Lash	Chairman of Manchester Principal LLC and its predecessor company (high technology venture capital firm) since 1982. Former First Selectman, Greenwich, Connecticut (city government) from 2003 to 2007. Mr. Lash also served as Chairman and Chief Executive Officer of Reading Tube Corporation from 1982 to 1996. Mr. Lash is a director of the East West Institute and a trustee of the Massachusetts Institute of Technology.	64	2002

J. Larry Nichols	Chairman of the Board and Chief Executive Officer of Devon Energy Corporation (independent energy company). Mr. Nichols has served as Chairman of Devon Energy Corporation since 2000, as Chief Executive Officer since 1980 and was President from 1976 until May 2003. Mr. Nichols serves as a director of SONIC Corp. as well as several trade associations relevant to the oil and gas exploration and production business.	66	2001

H. John Riley, Jr.	Former Chairman of the Board of Cooper Industries, Ltd. (diversified manufacturer) from May 1996 to February 2006. He was Chief Executive Officer of Cooper Industries from 1995 to 2005. He was Executive Vice President, Operations of Cooper Industries from 1982 to 1992, Chief Operating Officer from 1992 to 1995 and President from 1992 to 2004. Mr. Riley is a director of The Allstate Corporation, Westlake Chemical Corporation, and Post Oak Bank, N.A. Mr. Riley also serves as a director of Junior Achievement of Southeast Texas and the National Association of Corporate Directors and as a trustee of the Museum of Fine Arts, Houston and Syracuse University.	68	1997

Charles L. Watson	Senior Advisor to Eagle Energy Partners and Electricite de France (energy marketing) since 2008, Chairman of Eagle Energy Partners from 2003 to 2008, Chairman of Wincrest Ventures, L.P. (private investments) since January 1994, Chairman of Collegiate Zone LP since 2004 and Chairman of Sigma Chi Foundation since 2005. Managing Director of Lehman Brothers from 2007 to 2008. Founder, Chairman and Chief Executive Officer of Dynegy Inc. (diversified energy) and its predecessor companies from 1985 to 2002. Mr. Watson is also a board member of Mainstream Renewable Power, Shona Energy Partners, Baylor College of Medicine, Angeleno Investors, L.P. and the Greater Houston Partnership.	59	1998
     It is the policy of the Board of Directors that any nominee for director who receives a “withhold” vote representing a majority of the votes cast for his or her election would be required to submit a letter of resignation to the Board’s Governance Committee. The Governance Committee would recommend to the Board whether or not the resignation should be accepted. Pursuant to the Company’s Bylaws, in case of a vacancy on the Board of Directors, a majority of the remaining directors will appoint a successor, and the director so appointed will hold office until the next annual meeting or until his or her successor is elected and qualified or until his or her earlier death, retirement, resignation or removal.

CORPORATE GOVERNANCE
     The Company’s Board of Directors believes the purpose of corporate governance is to maximize stockholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices, which practices the Board and management believe promote this purpose, are sound and represent best practices. The Board continually reviews these governance practices, Delaware law (the state in which the Company is incorporated), the rules and listing standards of the NYSE and SEC regulations, as well as best practices suggested by recognized governance authorities. The Board has established the Company’s Corporate Governance Guidelines as the principles of conduct of the Company’s business affairs to benefit its stockholders, which guidelines conform to the NYSE corporate governance listing standards and SEC rules. The Corporate Governance Guidelines are posted under the “Corporate Governance” section of the Company’s website at www.bakerhughes.com/investor and are also available upon request to the Company’s Corporate Secretary.
Board of Directors
     During the fiscal year ended December 31, 2008, the Board of Directors held seven meetings, and each director attended more than 92% of the total number of meetings of the Company’s Board of Directors and of the respective Committees on which he or she served. During fiscal year 2008, each independent non-management director was paid an annual retainer of $60,000. The Audit/Ethics Committee Chairman received an additional annual retainer of $20,000. Each of the other non-management Committee Chairmen received an additional annual retainer of $15,000. Each of the members of the Audit/Ethics Committee, excluding the Chairman, received an additional annual retainer of $10,000. Each of the members, excluding the Chairmen, of the Compensation, Finance and Governance Committees received an additional annual retainer of $5,000. Each non-management director also received annual non-retainer equity in a total amount of $150,000, in the form of (i) restricted shares of the Company’s Common Stock with a value of $100,000 issued in January of each year that generally will vest one-third on the annual anniversary date of the award (however, the restricted shares, to the extent not previously vested or forfeited, will become fully vested on the annual meeting of stockholders next following the date the non-management director attains the age of 72); and (ii) options to acquire the Company’s Common Stock with a value of $25,000 issued in each of January and July. The options will vest one-third each year beginning on the first anniversary date of the grant of the option. The Company previously provided benefits under a Directors Retirement Plan, which Plan remains in effect until all benefits accrued thereunder are paid in accordance with the current terms and conditions of that Plan. No additional benefits have been accrued under the Plan since December 31, 2001.
     Effective January 1, 2009, the annual retainer for each independent non-management director was increased from $60,000 to $75,000, and annual non-retainer equity for each non-management director was increased in total amount from $150,000 to $200,000, in the form of (i) restricted shares of the Company’s Common Stock with a value of $140,000 issued in January of each year that generally will vest one-third on the annual anniversary date of the award (however, the restricted shares, to the extent not previously vested or forfeited, will become fully vested on the annual meeting of stockholders next following the date the non-management director attains the age of 72); and (ii) options to acquire the Company’s Common Stock with a value of $30,000 issued in each of January and July. Also effective January 1, 2009, the Lead Director receives an additional annual retainer of $15,000.
Director Independence
     All members of the Board of Directors, other than the Chairman, President and Chief Executive Officer, Mr. Deaton, satisfy the independence requirements of the NYSE. In addition, the Board has adopted a “Policy for Director Independence, Audit/Ethics Committee Members and Audit Committee Financial Expert” (“Policy for Director Independence”) included as Exhibit C to the Corporate Governance Guidelines and attached as Annex B to this Proxy Statement. Such Policy supplements the NYSE independence requirements. Directors who meet these independence standards are considered to be “independent” as defined therein. The Board has determined that all the nominees for election at this Annual Meeting, other than Mr. Deaton, meet these standards.
Regularly Scheduled Executive Sessions of Non-Management Directors
     Pursuant to the Corporate Governance Guidelines, executive sessions of independent non-management directors are held at every regularly scheduled meeting of the Board of Directors and at such other times as the Board deems appropriate. The Governance Committee reviews and recommends to the Board a director to serve as Lead Director during executive sessions. Currently, Mr. Riley serves as the Lead Director during the executive sessions of independent non-management directors.
Committees of the Board
     The Board of Directors has, in addition to other committees, an Audit/Ethics Committee, a Compensation Committee and a Governance Committee. The Audit/Ethics, Compensation and Governance Committees are comprised solely of independent non-management directors in accordance with NYSE corporate governance listing standards. The Board of Directors adopted charters for the Audit/Ethics, Compensation and Governance Committees that comply with the requirements of the NYSE standards, applicable provisions of the Sarbanes-Oxley Act of 2002 (“SOX”) and SEC rules. Each of the charters has been posted and is available for public viewing under the “Corporate Governance” section of the Company’s website at www.bakerhughes.com/investor and are also available upon request to the Company’s Corporate Secretary.

Committee Memberships 2008
Audit/Ethics	Compensation	Executive	Finance	Governance
Anthony G. Fernandes (C)	H. John Riley, Jr. (C)	Chad C. Deaton (C)	Larry D. Brady (C)	Clarence P. Cazalot, Jr. (C)
Larry D. Brady	Edward P. Djerejian	Clarence P. Cazalot, Jr.	Claire W. Gargalli	Edward P. Djerejian
Clarence P. Cazalot, Jr.	Claire W. Gargalli	H. John Riley, Jr.	Pierre H. Jungels	Anthony G. Fernandes
James A. Lash	Pierre H. Jungels	Charles L. Watson	James A. Lash	James F. McCall
James F. McCall	J. Larry Nichols		Charles L. Watson	H. John Riley, Jr.
J. Larry Nichols				Charles L. Watson
     Audit/Ethics Committee. The Audit/Ethics Committee held fourteen meetings during fiscal year 2008. The Board of Directors has determined that each of the Audit/Ethics Committee members meet the NYSE standards for independence as well as those contained in the Company’s “Policy for Director Independence.” The Audit/Ethics Committee Charter is attached as Annex C to this Proxy Statement and can be accessed electronically under the “Corporate Governance” section of the Company’s website at www.bakerhughes.com/investor. The General Auditor and the Corporate internal audit function report directly to the Audit/Ethics Committee. The Company’s Corporate Audit Department sends written reports quarterly to the Audit/Ethics Committee on its audit findings and the status of its internal audit projects. The Audit/Ethics Committee provides assistance to the Board of Directors in overseeing matters relating to the accounting and reporting practices of the Company, the adequacy of the Company’s disclosure controls and internal controls, the quality and integrity of the quarterly and annual financial statements of the Company, the performance of the Company’s internal audit function, the review and pre-approval of the current year audit and non-audit fees and the Company’s risk analysis and risk management procedures. In addition, the Audit/Ethics Committee oversees the Company’s compliance programs relating to legal and regulatory requirements. The Audit/Ethics Committee has developed “Procedures for the Receipt, Retention and Treatment of Complaints” to address complaints received by the Company regarding accounting, internal controls or auditing matters. Such procedures are included as Exhibit F to the Corporate Governance Guidelines. The Corporate Governance Guidelines are posted under the “Corporate Governance” section of the Company’s website at www.bakerhughes.com/investor and are also available upon request to the Company’s Corporate Secretary.
     The Audit/Ethics Committee also is responsible for the selection and hiring of the Company’s Independent Registered Public Accounting Firm. To promote independence of the audit, the Audit/Ethics Committee consults separately and jointly with the Company’s Independent Registered Public Accounting Firm, the internal auditors and management.
     The Board has reviewed the experience of the members of the Audit/Ethics Committee and has found that each member of the Committee meets the qualifications to be an “audit committee financial expert” under the SEC rules issued pursuant to SOX. The Board has designated Anthony G. Fernandes as the member of the Committee who serves as the “audit committee financial expert” of the Company’s Audit/Ethics Committee.
     Compensation Committee. The Compensation Committee held seven meetings during fiscal year 2008. The Board of Directors has determined that the Compensation Committee members meet the NYSE standards for independence as well as those contained in the Company’s “Policy for Director Independence.” The Compensation Committee Charter can be accessed electronically under the “Corporate Governance” section of the Company’s website at www.bakerhughes.com/investor. The functions performed by the Compensation Committee include reviewing and approving Baker Hughes’ executive salary and bonus structure; reviewing Baker Hughes’ stock option plans (and approving grants thereunder), employee retirement plans and the employee stock purchase plan; setting bonus goals; approving salary and bonus awards to key executives; recommending incentive compensation and stock award plans for approval by stockholders; and reviewing management succession plans.
     Governance Committee. The Governance Committee held four meetings during fiscal year 2008. The Board of Directors has determined that the Governance Committee members meet the NYSE standards for independence as well as those contained in the Company’s “Policy for Director Independence.” A current copy of the Governance Committee Charter can be accessed electronically under the “Corporate Governance” section of the Company’s website at www.bakerhughes.com/investor. The functions performed by the Governance Committee include overseeing the Company’s corporate governance affairs, health, safety and environmental compliance functions and monitoring compliance with the Corporate Governance Guidelines. In addition, the Governance Committee proposes candidates for the Board of Directors, proposes candidates to fill vacancies on the Board, reviews the structure and composition of the Board, considers the qualifications required for continuing Board service and recommends directors’ compensation. The Governance Committee annually reviews the Company’s Policy Statement on Shareholders’ Rights Plans and reports any recommendations to the Board of Directors.
     The Governance Committee has implemented policies regarding Board membership. The Governance Committee will consider candidates based upon the size and existing composition of the Board, the number and qualifications of candidates, the benefit of continuity on the Board and the relevance of the candidate’s background and experience to issues facing the Company. The criteria used for selecting directors are described in the Company’s “Guidelines for Membership on the Board of Directors,” included as Exhibit A to the Corporate Governance Guidelines, and are attached as Annex D to this Proxy Statement. In addition, the Company has established a formal process for the selection of candidates, as described in the Company’s “Selection Process for New Board of Directors Candidates” included as Exhibit B to the Corporate Governance Guidelines, and candidates are evaluated based on their background, experience and other relevant factors as described in the Guidelines for Membership on the Board of Directors. The Board and the Governance Committee will evaluate candidates properly proposed by stockholders in the same manner as all other candidates.
     The Governance Committee has established, in accordance with the Company’s Bylaws regarding stockholder nominees, a policy that it will consider director candidates recommended by stockholders. Recommendations that stockholders desire to make for the 2010 Annual Meeting should be submitted between October 14, 2009 and November 13, 2009 in accordance with the Company’s Bylaws and “Policy and Submission Procedures for Stockholder Recommended Director Candidates” included as Exhibit D to the Corporate Governance Guidelines, which are posted under the “Corporate Governance” section of the Company’s website at www.bakerhughes.com/investor and are also available upon request to: Chairman, Governance Committee of the Board of Directors, P.O. Box 4740, Houston, Texas, 77210, or to the Corporate Secretary, c/o Baker Hughes Incorporated, 2929 Allen Parkway, Suite 2100, Houston, Texas, 77019. Such recommendations should be accompanied by the information required under the Company’s Bylaws for stockholder nominees and in accordance with the Company’s Policy and Submission Procedures for Stockholder Recommended Director Candidates.
     Each of the current nominees for director listed under the caption “Election of Directors” is an existing director standing for election. In connection with the 2009 election of directors, the Company has not paid any fee during 2008 or 2009 to a third party to identify or evaluate or to assist in identifying or evaluating such nominees. In connection with the 2009 Annual Meeting, the Governance Committee did not receive any recommendation for a nominee proposed from any stockholder or group of stockholders.
Stock Ownership by Directors
     Each independent non-management director is expected to own at least four times his or her annual retainer in Company Common Stock. Such ownership level should be obtained within a reasonable period of time following the director’s election to the Board. All independent non-management directors have met their ownership requirements.
Stockholder Communications with the Board of Directors
     The Company’s Annual Meeting provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Company’s Board of Directors on matters related to the Company. In accordance with the Company’s “Annual Meeting Director Attendance Policy,” which has been incorporated into the Corporate Governance Guidelines, all directors and nominees for election as directors are requested and encouraged to personally attend the Company’s Annual Meeting. All of the Company’s 2008 and 2009 director nominees attended the Company’s 2008 Annual Meeting.
     To provide the Company’s stockholders and other interested parties with a direct and open line of communication to the Company’s Board of Directors, a process has been established for communications with any member of the Board of Directors, including the Company’s Lead Director, the Chairman of any of the Company’s Governance Committee, Audit/Ethics Committee, Compensation Committee, or Finance Committee or with the independent non-management directors as a group. Stockholders may communicate with any member of the Board, including the Company’s Lead Director, the Chairman of any of the Company’s Governance Committee, Audit/Ethics Committee, Compensation Committee, or Finance Committee or with the independent non-management directors of the Company as a group, by sending such written communication to the Company’s Corporate Secretary, c/o Baker Hughes Incorporated, 2929 Allen Parkway, Suite 2100, Houston, Texas, 77019. The procedures for “Stockholder Communications with the Board of Directors,” attached as Annex E to this Proxy Statement, are also included as Exhibit E to the Corporate Governance Guidelines and can be accessed electronically under the “Corporate Governance” section of the Company’s website at www.bakerhughes.com/investor and are also available upon request to the Company’s Corporate Secretary.

Business Code of Conduct
     The Company has a Business Code of Conduct that applies to all officers, directors and employees, which includes the code of ethics for the Company’s chief executive officer, chief financial officer, chief accounting officer or controller and all other persons performing similar functions within the meaning of the securities laws and regulations. Each of the Company’s officers has certified compliance with the Company’s Business Code of Conduct and the applicable NYSE and SOX provisions. The Company’s Business Code of Conduct and Code of Ethical Conduct Certification are posted under the “Corporate Governance” section of the Company’s website at www.bakerhughes.com/investor and are also available upon request to the Company’s Corporate Secretary.
SECURITY OWNERSHIP OF MANAGEMENT
     Set forth below is certain information with respect to beneficial ownership of the Common Stock as of February 26, 2009 by each director nominee, the persons named in the Summary Compensation Table below and the directors and executive officers as a group. The table includes transactions effected prior to the close of business on February 26, 2009.

	Shares Beneficially Owned
			Shares Subject to
			Options	Total
			Which Are or Will	Beneficial
	Shares		Become	Ownership
	Owned		Exercisable Prior to	as of	% of
Name	as of February 26, 2009		April 26, 2009	April 26, 2009	Class(1)
Larry D. Brady	11,844	(2)	1,254	13,098	—
Clarence P. Cazalot, Jr.	13,435	(2)	2,981	16,416	—
Edward P. Djerejian	13,435	(2)	1,000	14,435	—
Anthony G. Fernandes	17,017	(2)	10,776	27,793	—
Claire W. Gargalli	16,931	(2)	2,981	19,912	—
Pierre H. Jungels	8,635	(2)	667	9,302	—
James A. Lash	13,435	(2)	2,981	16,416	—
James F. McCall	9,435	(2)	1,000	10,435	—
J. Larry Nichols	15,435	(2)	2,981	18,416	—
H. John Riley, Jr.	26,435	(2)	2,981	29,416	—
Charles L. Watson	22,387	(2)	13,018	35,405	—
Chad C. Deaton	262,040	(3)	393,969	656,009	—
Peter A. Ragauss	73,366	(4)	59,669	133,035	—
James R. Clark	27,212		24,000	51,212	—
Alan R. Crain	63,649	(5)	50,437	114,086	—
David H. Barr	47,818		30,441	78,259	—
Martin S. Craighead	50,839	(6)	39,415	90,254	—
All directors and executive officers as a group (29 persons)	934,467		760,369	1,697,836	—

(1)	No percent of class is shown for holdings of less than 1%.

(2)	Includes 4,797 shares issued as a restricted stock award on January 21, 2009, which award will vest one-third on each of January 21, 2010, 2011 and 2012, or, if earlier, on the date of the annual meeting of stockholders next following the date the independent non-management director attains age 72.

(3)	Includes 15,000 shares awarded on August 11, 2008, which award will vest one-third on each of August 11, 2009, 2010 and 2011 and 72,824 shares awarded on January 21, 2009, which award will vest one-third on each of January 21, 2010, 2011 and 2012.

(4)	Includes 7,000 shares awarded on August 11, 2008, which award will vest one-third on each of August 11, 2009, 2010 and 2011 and 21,419 shares awarded on January 21, 2009, which award will vest one-third on each of January 21, 2010, 2011 and 2012.

(5)	Includes 5,000 shares awarded on August 11, 2008, which award will vest one-third on each of August 11, 2009, 2010 and 2011 and 16,210 shares awarded on January 21, 2009, which award will vest one-third on each of January 21, 2010, 2011 and 2012.

(6)	Includes 5,000 shares awarded on August 11, 2008, which award will vest one-third on each of August 11, 2009, 2010 and 2011 and 15,422 shares awarded on January 21, 2009, which award will vest one-third on each of January 21, 2010, 2011 and 2012.

CHARITABLE CONTRIBUTIONS
     During the fiscal year ended December 31, 2008, the Company did not make any contributions to any charitable organization in which an independent, non-management director served as an executive officer, that exceeded the greater of $1 million or 2% of the charitable organization’s consolidated gross revenues.
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
     Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires executive officers, directors and persons who beneficially own more than 10% of the Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC and the NYSE. SEC regulations require executive officers, directors, and greater than 10% beneficial owners to furnish the Company with copies of all Section 16(a) forms they file.
     Based solely on a review of the copies of those forms furnished to the Company and written representations from the executive officers and directors, the Company believes its executive officers and directors complied with all applicable Section 16(a) filing requirements during the fiscal year ended December 31, 2008.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     The Board has adopted procedures for review and approval or ratification of transactions with “related persons.” We subject the following related persons to these procedures: directors, director nominees, executive officers and any immediate family members of these persons.
     The Board annually re-evaluates the independence of any related person for any transactions, arrangements or relationships, or any series of similar transactions, arrangements or relationships in which any director, director nominee, executive officer, or any immediate family member of those persons could be a participant, the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

COMPENSATION DISCUSSION AND ANALYSIS
Oversight of Executive Compensation Program
     The Compensation Committee of our Board of Directors (the “Compensation Committee”) oversees our compensation programs and is charged with the review and approval of annual compensation decisions relating to our executives. Our compensation programs include programs that are designed specifically for (1) our most senior executives officers (“Senior Executives”), which include the Principal Executive Officer (“PEO”) and the other named executive officers in the Summary Compensation Table (the “NEOs”); (2) employees who are designated as executives of the Company (“Executives”), which includes the Senior Executives and (3) a broad base of Company employees.
     No Compensation Committee member participates in any of the Company’s employee compensation programs in order to preserve their independence in making compensation decisions. Each year we review any and all relationships that each director serving on the Compensation Committee may have with us, and the Board of Directors reviews our findings. The Board of Directors has determined that none of the Compensation Committee members has any material business relationships with us.
     The responsibilities of the Compensation Committee related to compensation decisions and policies include, among others, annually (i) reviewing and approving the Company’s general compensation strategies and objectives; (ii) reviewing and approving the Company’s goals and objectives relevant to the PEO’s compensation, evaluating the PEO’s performance in light of such goals and objectives, and determining the PEO’s compensation level based on this evaluation and other relevant information; (iii) reviewing and approving the individual elements of total compensation for the Senior Executives; (iv) reviewing with the PEO and the Board matters relating to management succession, including compensation-related issues, as well as maintaining and reviewing a list of potential successors to the PEO; (v) making recommendations to the Board regarding all employment agreements, severance agreements, change in control provisions and agreements and any special supplemental benefits applicable to the Executives; (vi) assuring that the Company’s incentive compensation program, including the annual and long-term incentive plans, is administered in a manner consistent with the Company’s compensation strategy in regards to participation, target awards, financial goals and actual awards paid to Senior Executives; (vii) approving and/or recommending to the Board new incentive compensation plans and equity-based compensation plans, and submitting them for stockholder approval where appropriate; (viii) approving revisions to salary increases for the Senior Executives and reviewing compensation arrangements of the Senior Executives; (ix) reviewing and reporting to the Board the levels of stock ownership by the Senior Executives in accordance with the Stock Ownership Policy; (xi) reviewing the Company’s employee benefit programs and recommending for approval all committee administrative changes that may be subject to the approval of the stockholders or the Board; and (xii) producing an annual compensation committee report for inclusion in the Company’s Proxy Statement in accordance with applicable rules and regulations.
Compensation Consultant
     The Compensation Committee has retained Cogent Compensation Partners, Inc. since 2008 as its independent compensation consultant. Cogent advises the Compensation Committee on matters related to the Senior Executives’ compensation and general compensation programs, including industry best practices. It is planned that this relationship will continue during 2009.
     Cogent assists the Compensation Committee by providing comparative market data on compensation practices and programs (the “Survey Data”) based on an analysis of ten publicly traded, energy-related companies that are competitors of ours (the “Peer Group”) plus published compensation survey information from the 2007 Mercer Executive Compensation Benchmark Database. The Peer Group, which annually is reviewed and approved by the Compensation Committee with the assistance of Cogent, is used to benchmark executive compensation levels against companies that have executive positions with responsibilities similar in breadth and scope to ours and have global businesses that compete with us for executive talent. With such information, the Compensation Committee reviews and analyzes compensation for each Senior Executive and makes adjustments as appropriate. The following ten companies comprise the Peer Group: Anadarko Petroleum Corporation, Apache Corporation, BJ Services Company, Devon Energy Corporation, Halliburton Company, National Oilwell Varco Incorporated, Schlumberger Limited, Smith International Incorporated, Transocean Incorporated and Weatherford International Limited. An analysis based on recent financial data shows that amongst our Peer Group we ranked fifth in revenue as of December 31, 2007 and eighth in market capitalization as of August 31, 2008. The Compensation Committee reviews the Survey Data annually. The Survey Data and general economic conditions and marketplace compensation trends are evaluated with the assistance of Cogent.

     Cogent advises the Compensation Committee in (1) determining base salaries for Senior Executives, (2) setting individual performance goals and award levels for Senior Executives for the Long-Term Incentive Plan performance cycle and (3) designing and determining individual grant levels for the long-term incentive awards for Senior Executives.
     From time to time Cogent provides advice to the Governance Committee with respect to reviewing and structuring our policy regarding fees paid to our directors as well as other equity and non-equity compensation awarded to independent, non-management directors, including designing and determining individual grant levels for the 2008 long-term incentive awards.
     Management has retained Stern Stewart & Co., an independent consultant, since January 2006 to assist the Committee by making recommendations on Baker Value Added (“BVA”) targets used in the Long-Term Incentive Plan as a measure for Performance Units. Stern Stewart & Co. was retained for this specific purpose due to the fact that they are the originators of the Economic Value Added financial measure on which BVA is based. The relationship with Stern Stewart & Co. continued in 2008 and it is planned that it will continue during 2009. All other consulting on best practices and market compensation levels are provided by Cogent.
Overview of Compensation Philosophy and Program
     The purpose of our compensation program is to reward exceptional organizational and individual performance. The following compensation objectives are considered in setting the compensation programs for our Senior Executives:
•	drive and reward performance that supports the Company’s core values of integrity, teamwork, performance and learning;

•	provide a significant percentage of total compensation that is at-risk, or variable, based on predetermined performance criteria;

•	require significant stock holdings to align the interests of Senior Executives with those of stockholders;

•	design competitive total compensation and rewards programs to enhance our ability to attract and retain knowledgeable and experienced Senior Executives; and

•	set compensation and incentive levels that reflect competitive market practices.
     To reward both short and long-term performance in the compensation program and in furtherance of our compensation objectives noted above, our executive compensation philosophy includes the following two general principles:
     (i) Compensation levels should be competitive and should be related to performance
     The Compensation Committee reviews the Survey Data to ensure that the compensation program is competitive with the Peer Group. We believe that a competitive compensation program is essential to our ability to attract and retain Senior Executives. The Compensation Committee also believes that a significant portion of a Senior Executive’s compensation should be tied to performance. For this reason our incentive plans have been based on the performance of the overall Company and if applicable, the Executive’s business unit or division. The Compensation Committee also considers a Senior Executive’s individual performance in determining salary increases, annual incentives, and the granting of long-term incentive awards. In assessing performance, the Compensation Committee considers financial and non-financial performance indicators. During periods when performance meets or exceeds the established objectives, Senior Executives should be paid at, or more than, expected levels, respectively. When our performance does not meet key objectives, incentive award payments, if any, should be less than such levels.
     (ii) Incentive compensation should represent a large portion of a Senior Executive’s total compensation and should balance short and long-term performance
     The Company deemphasizes fixed compensation paid to Senior Executives in order to minimize costs when Company performance is not optimum. A significant portion of the Senior Executives’ compensation is incentive compensation, which provides them with an incentive to increase Company profitability and stockholder return. The largest portion of total compensation is delivered in the form of variable compensation. Our variable compensation programs consist of our short-term incentive plan and long-term incentives, made up of stock options, restricted stock awards (“RSAs”), restricted stock units (“RSUs”), and performance units. Less than fifty percent of each Senior Executive’s compensation package is contingent solely upon continued employment and the remainder is at risk and contingent on Senior Executives driving Company financial success.

     While both short and long-term incentives drive the final compensation levels for Senior Executives, the Committee encourages a balance between short and long-term business goals by employing both types of compensation programs. Our incentive plans are established to emphasize long-term decision making. Because the value of our long-term incentive opportunity is meaningfully higher than the short-term incentive opportunity, we believe our Executives are properly motivated to manage the business for the long-term. The following pie chart demonstrates the allocation of total direct compensation between base salary, short term incentives and long-term incentives for the PEO and the average of the other NEOs:

Financial Metrics Used in Compensation Programs
     Several financial metrics are commonly referenced in defining Company performance for Senior Executive compensation. These metrics and their use in annual and long-term incentive programs is described below. The impact of certain items that are extraordinary, unusual in nature, infrequent in occurrence, related to the acquisition or disposal of a business, or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board (APB No. 30), other applicable accounting rules, or consistent with Company policies and practices for measuring the achievement of performance goals on the date the Compensation Committee establishes the performance goal (“certain identified items”) may be excluded from the calculation of these metrics in order to ensure that the metrics consistently reflect Company performance and stockholder return.
          Earnings Per Share
     To ensure that compensation is proportional to the return on investment earned by stockholders, we use Earnings per Share (“EPS”) as a metric for Senior Executives in the Baker Hughes Incorporated Annual Incentive Compensation Plan, as amended (the “Annual Incentive Plan”). EPS is generally defined as our net income divided by the weighted average number of shares outstanding during that period. Certain identified items (as defined above) are generally excluded from the EPS calculation for purposes of determining Annual Incentive Compensation payouts. The exclusion of certain identified items from the EPS calculation causes EPS to be a non-GAAP measure for purposes of determining Annual Incentive Compensation payouts.
          Profit After Tax
     A related metric used in the annual incentive calculations is profit after tax (“PAT”). PAT means revenues minus cost of sales (the cost of products sold and the cost of providing services, including personnel costs, repair and maintenance costs, freight/custom, depreciation and other costs directly relating to the service provided) minus operating expenses (costs incurred in non-manufacturing areas to provide products and services to customers (e.g., finance and administrative support), minus income taxes. The use of this metric allows us to reward Senior Executives for meeting targets related to actual operating profit earned each year. PAT is a non-GAAP measure because the impact of certain identified items is excluded. We believe that PAT is useful because it is a consistent measure of the underlying results of our business. Furthermore, management uses PAT internally as a measure of the performance of our operations.

          Baker Value Added
     BVA is a non-GAAP measure that supplements traditional accounting measures to evaluate the return on capital invested in the business. BVA is calculated as our financial return in a given period less our capital charge for that period. Our financial return is defined as (i) profit before tax (as defined below) plus interest expense, multiplied by (ii) 1 minus the applicable tax rate. Our capital charge is defined as (i) the weighted average cost of capital determined for the Company for the period multiplied by (ii) the average capital employed. Profit before tax is calculated as total revenues (including interest and dividend income) minus total costs and expenses (including interest expense).
Review of Senior Executive Performance
     The Compensation Committee reviews, on an annual basis, each compensation element of a Senior Executive. In each case, the Compensation Committee takes into account the scope of responsibilities and experience and balances these against competitive salary levels. The Compensation Committee has the opportunity to meet with the Senior Executives at various times during the year, which allows the Compensation Committee to form its own assessment of each Senior Executive’s performance.
     In addition, each year, the PEO presents to the Compensation Committee his evaluation of each of the other Senior Executives, which includes a review of contribution and performance over the past year, strengths, weaknesses, development plans and succession potential. Following this presentation and a review of the Survey Data, the Compensation Committee makes its own assessments and approves compensation for each Senior Executive.
     In this way all compensation elements are reviewed and approved by the Compensation Committee. The PEO, as the direct manager of the NEOs, provides input on their individual performance and recommends specific compensation changes for his direct reports; however, the Committee retains ultimate approval for any compensation changes. The PEO makes no recommendations to the Compensation Committee regarding his own compensation. The Committee does take into consideration the NEOs’ total compensation, including base salary annual incentives and long-term incentives, both cash and equity, when considering market based adjustments to the NEOs’ compensation. Additionally, the Committee, with the assistance of Cogent, is responsible for reviewing all compensation metrics and targets for all of the Senior Executives and is responsible for approving any adjustments to those metrics and targets.
Components of the Executive Compensation Program
     The total compensation and benefits program for Senior Executives consists of the following:
•	base salaries;

•	annual incentive plan;

•	long-term incentive compensation;

•	retirement, health and welfare benefits; and

•	perquisites and perquisite allowance payments.
     The Compensation Committee targets different compensation levels for each element of compensation as well as the compensation levels for the PEO and each other NEO based upon his level of responsibility to the Company (as discussed in more detail below).
     Base Salaries
     The Compensation Committee targets the median base salary level (50th percentile) of the Survey Data for the base salaries of our Senior Executives. The Committee has strategically decided to target the 50th percentile based on historical performance of the oilfield services industry. Because of the volatility of the industry, Baker Hughes strategically chooses to set base salaries at a competitive level, but not the highest in the market. Base salaries make up a large portion of fixed compensation costs, and our stockholders are served best by minimizing those fixed costs when business activity is low. To employ talented and capable Senior Executives we pay the market median for base salaries. We do not believe we need to pay above the market median, since we provide greater opportunity for earnings through compensation programs which are at risk and dependent on Company performance.

     When considering adjustment of a Senior Executive’s base salary, the Compensation Committee reviews Survey Data and evaluates the Senior Executive’s level of responsibility and experience as well as Company performance. The Compensation Committee also considers the Senior Executive’s success in achieving business results, promoting our core values and keys to success, improving health and safety and demonstrating leadership. We believe the Company’s keys to success are (i) people contributing at their full potential, (ii) delivering unmatched value to our customers, (iii) being cost efficient in everything we do and (iv) employing our resources effectively.
     Benchmarking and aligning base salaries are especially critical to a competitive compensation program. Other elements of our compensation are affected by changes in base salary. Annual incentives are targeted and paid out as a percentage of base salary, and the target levels of long-term incentives are also set as a percentage of base salary. Increases to base salaries, if any, are driven primarily by individual performance and comparative data from the Survey Data.
     In determining base salaries, the Compensation Committee also considers the Company’s continuing achievement of its short and long-term goals to:
•	achieve specific EPS and BVA goals;

•	communicate strategy and financial results effectively;

•	increase emphasis on employee health and safety; and

•	develop human resource capability and reduce attrition.
     The Compensation Committee bases its compensation decisions on the Company’s performance related to the goals listed above. The Compensation Committee does not rely solely on predetermined formulas or a limited set of criteria when it evaluates the performance of the Senior Executives.
     The Compensation Committee usually adjusts base salaries for Senior Executives when:
•	the current compensation demonstrates a significant deviation from the Survey Data;

•	recognizing outstanding individual performance; or

•	recognizing an increase in responsibility.
     If, in this review of individual performance and market salary data, the Compensation Committee finds that the Senior Executive is paid competitively at the 50th percentile of the market based upon the Survey Data, and has exhibited exceptional performance during the period under review, the Compensation Committee may award the Senior Executive a merit lump sum instead of a salary increase. The purpose of the merit lump sum is to reward individual performance in the annual review, without increasing the base salary beyond the competitive 50th percentile of market. This allows the Senior Executive to be rewarded for exceptional performance, without the Company incurring the additional costs associated with a base salary increase, including the related compensation tied to base salary, and without increasing salaries over median levels.
     In 2008 the Compensation Committee approved base salary increases for each of the Senior Executives. The decision to increase each salary was based on the review of Survey Data from the Peer Group at the 50th percentile and individual performance. In approving the 2008 salary increases, the Compensation Committee reviewed the Survey Data as well as the performance of the Company and each Senior Executive before approving the base salary increases. The new salaries for Senior Executives other than Messrs. Clark, Barr and Craighead were effective in March 2008 at the same time all other merit increases were granted to employees of the Company. The new salaries for Messrs. Barr and Craighead were effective in November 2007. Mr. Clark retired from our employment on January 31, 2008. The Compensation Committee decided not to award any merit lump sums in lieu of salary increases during 2008. The individual performance factors considered by the Compensation Committee in awarding a salary increase to Mr. Deaton were performance factors relating to compliance, talent retention and recruitment, certain acquisitions, and financial improvements. The individual performance factors considered by the Compensation Committee in awarding a salary increase to Mr. Ragauss were performance factors relating to compliance and standardization in the finance function. The individual performance factors considered by the Compensation Committee in awarding a salary increase to Mr. Crain were performance factors relating to compliance and legal entity optimization. The individual performance factors considered by the Compensation Committee in awarding a salary increase to Mr. Barr included performance factors relating to compliance, project management and cost control strategies. The individual performance factors considered by the Compensation Committee in awarding a salary increase to Mr. Craighead included performance factors relating to compliance and accounts receivable targets.
          Annual Incentive Plan
     The Annual Incentive Plan provides Senior Executives with the opportunity to earn cash bonuses based on the achievement of specific Company-wide, business unit, division or function and individual performance goals. The Compensation Committee designs the annual incentive component of our compensation program to align Senior Executive pay with our annual (short-term) performance. Incentive bonuses are generally paid in cash in March of each year for the prior fiscal year’s performance. The payouts for Senior Executives are targeted to pay out at the median (50th percentile) of the Survey Data in years when we reach expected financial performance levels. If we reach, but do not exceed, the financial performance targets for any given year, the incentive payout should be at the median of the Survey Data. However, the Annual Incentive Plan is designed so that in years that financial performance significantly exceeds our financial performance targets, the payouts of the short-term incentive program could exceed the 50th percentile of the Survey Data. The incentive target percentage represents the Senior Executive’s annual bonus opportunity if the annual performance goals of the Annual Incentive Plan are achieved.
     The Annual Incentive Plan incorporates a set of financial metrics for each Senior Executive. These metrics are selected to drive annual performance. The metrics in the Annual Incentive Plan for the 2008 performance period included the financial metrics of BVA and EPS. On an annual basis the Compensation Committee reviews and may change the metrics of the Annual Incentive Plan. As of the date of this Proxy Statement, the metrics have not changed.
     The amount to be paid to each Senior Executive under the Annual Incentive Plan (the “Incentive Amount”) is determined by the financial metrics of BVA and EPS, which are combined into an overall value (the “Financial Result”). The Compensation Committee approves three performance levels with respect to the Financial Result, entry level, expected value and over achievement. Entry level is the minimum level of Financial Result for which the Compensation Committee approves any annual incentive payout. If the Company’s Financial Result is less than the entry level threshold, then there is no payout for the Incentive Amount in that fiscal year. If we achieve the entry threshold, the Incentive Amount equals 25% of the target incentive compensation, which is a percentage of the Senior Executive’s base salary. Expected value is the target level of financial performance. If the Company’s Financial Result reaches the expected value threshold, the Incentive Amount equals 100% of target incentive compensation. Over achievement represents a level of financial performance that exceeds the expected value threshold. If the Company’s Financial Result reaches the over achievement threshold, the Incentive Amount equals 200% of target incentive compensation. If the Company’s Financial Result exceeds the over achievement level, the Incentive Amount will exceed 200% of the Senior Executive’s target incentive compensation level. Financial performance between any of the performance levels results in a payout that is determined by interpolation between the two performance level percentages according to the actual Financial Result achieved. The individual bonus opportunities for achievement of bonus objectives above the over achievement level are determined by extrapolation.
     Performance targets for all metrics are established at levels that are achievable but still challenge the Company and the individual Senior Executives to perform well. Targets are set such that only exceptional performance will result in payouts above the target incentive and poor performance will result in no incentive payment. Performance targets for each of the Senior Executives are reviewed annually by the Compensation Committee and the target percentages are based upon an extensive review of the Survey Data and an assessment of the Senior Executives’ job descriptions and responsibilities.
     The EPS goal established by the Compensation Committee for 2008 was $5.29. The non-GAAP EPS for purposes of determining the Incentive Amount for 2008 was $5.43. The BVA goal established by the Compensation Committee for 2008 was exceeded by 118.1%, resulting in an overall bonus payment for both the BVA and EPS components of 118.2% of the target incentive compensation threshold.
     Each of the Senior Executives received an annual bonus in 2009 based on his individual contributions to the 2008 performance as shown in the Summary Compensation Table on page 32. The maximum annual award possible under the Annual Incentive Plan is $4,000,000. The following table shows the Annual Incentive Plan target incentive compensation for each of the Senior Executives. The differences in percentages are based upon job description and responsibility and are reviewed by the Compensation Committee in light of the Survey Data.

2008 Annual Incentive Plan Targets for Named Executive Officers1

		Mr.
	Mr. Deaton	Ragauss	Mr. Clark	Mr. Crain	Mr. Barr	Mr. Craighead
Target Incentive Compensation (% of Base Salary)	96%	64%	80%	60%	56%	56%

(1)	For 2009 the Target Incentive Compensation as a percentage of Base Salary for Messrs. Deaton, Ragauss, Crain, Barr and Craighead will be 96%, 64%, 60%, 56% and 56%, respectively. Mr. Clark retired from our employment on January 31, 2008. Mr. Barr will retire from employment with us on April 30, 2009. Accordingly, any bonus that Mr. Barr receives for 2009 will be prorated based upon his service for us through April 30, 2009. The amounts we will pay to Mr. Barr in connection with his retirement are discussed below under the heading “Retirement Agreement With David H. Barr.”
          Discretionary Bonuses
     From time to time we pay the Senior Executives discretionary cash bonuses based upon the achievement of non-financial goals. We made cash-based awards under the 2002 Director & Officer Long-Term Incentive Plan (the “2002 D&O Plan”) to certain of our Senior Executives based upon their achievement of non-financial goals during 2008. During 2008 the Compensation Committee established non-financial performance goals for each of our Senior Executives based upon the metrics of health and safety and individual performance.
     At the beginning of 2008 the PEO sets specific individual non-financial performance goals for each Senior Executive other than himself. The Compensation Committee established non-financial performance goals for the PEO at the beginning of 2008. Based upon the achievement of those performance goals the Senior Executives had the opportunity to earn discretionary bonuses.
     For 2008 the Committee considered input from Cogent in determining the amount of funds available for distribution of the discretionary cash bonuses. This approach called for an amount of bonus funds that could have ranged from 0 to 3 times the sum of the Executives’ discretionary bonus targets (the “Bonus Pool”). The table below shows the discretionary bonus targets for each Senior Executive, expressed as a percentage of salary. In determining the appropriate amount of the Bonus Pool, the Compensation Committee considered the overall performance of the Company in light of external market forces and internal strategic objectives. The Compensation Committee determined the amount of the Bonus Pool available for allocation was $565,034 based upon the Company’s performance in 2008. Once the amount of Bonus Pool was determined, the Committee awarded Messrs. Deaton, Ragauss, Crain, Barr and Craighead cash awards in the amounts of $277,200, $90,854, $70,980, $63,000 and $63,000, respectively, based upon their performance as compared to their individual performance goals.
     For the health and safety metric for 2008 we had a pre-established goal for an acceptable Total Recordable Incident Rate (“TRIR”). The goal for 2008 was a TRIR of less than or equal to 0.75. TRIR measures the total number of incidents multiplied by 200,000, divided by the total number of man-hours worked on a calendar year basis. The 2008 TRIR goal was achieved with an actual TRIR rate of 0.68.
     The following table shows the discretionary bonus targets for each of the Senior Executives. The differences in percentages are based upon job description and responsibility and were reviewed by the Compensation Committee in light of the Survey Data.
2008 Discretionary Bonus Targets for Named Executive Officers1

	Mr. Deaton	Mr. Ragauss	Mr. Clark	Mr. Crain	Mr. Barr	Mr. Craighead
Target Incentive Compensation (% of Base Salary)	24%	16%	0%	15%	14%	14%

(1)	For 2009 the Target Incentive Compensation for discretionary bonuses as a percentage of Base Salary for Messrs. Deaton, Ragauss, Crain, Barr and Craighead will be 24%, 16%, 15%, 14% and 14%, respectively. Mr. Clark retired from employment with us on January 31, 2008. The amounts we paid to Mr. Clark in connection with his retirement are discussed below in the “Potential Payments Upon Termination or Change in Control” section under the heading “Retirement Agreement With James R. Clark.” Mr. Barr will retire from employment with us on April 30, 2009. Accordingly, any bonus that Mr. Barr receives for 2009 will be prorated based upon his service for us through April 30, 2009. The amounts we will pay to Mr. Barr in connection with his retirement are discussed below under the heading “Retirement Agreement With David H. Barr.”

          Long-Term Incentive Compensation
     The long-term incentive program allows Senior Executives to increase their compensation over a number of years as stockholder value is increased as a result of a higher stock price or sustained improvements in financial performance over multiple years. Long-term incentives comprise the largest portion of a Senior Executive’s compensation package and are consistent with our at-risk pay philosophy. Currently, long-term incentives generally are allocated to Senior Executives in the following percentages: 40% Performance Units, 35% Stock Options and 25% Restricted Stock. The Compensation Committee has approved targeting the 75th percentile of the Survey Data with respect to long-term incentive awards because the majority of long-term incentives are at risk and therefore justify a higher target percentage in relation to the Survey Data.
     In 2002, the Compensation Committee and our Board of Directors approved the 2002 D&O Plan for performance-related awards for Senior Executives. Our stockholders approved the 2002 D&O Plan in April 2002. An objective of the 2002 D&O Plan was to align the interests of Senior Executives with stockholders and to provide a more balanced long-term incentive program. Beginning in 2005, the Compensation Committee approved equity awards in shares of restricted stock (or RSUs in non-United States jurisdictions) in addition to the previously offered fixed-price stock options. Capitalized terms used in this section discussing long-term incentive compensation and not otherwise defined herein shall have the meaning assigned to such term in the 2002 D&O Plan.
     The Compensation Committee approves the total stock options, restricted stock, performance units and cash-based awards that will be made available to Senior Executives as well as the size of individual grants for each Senior Executive. The amounts granted to Senior Executives vary each year and are based on the Senior Executive’s performance, the Survey Data, as well as the Senior Executive’s total compensation package. Previous awards and grants, whether vested or unvested, have no impact on the current year’s awards and grants.
Stock Options
     An important objective of the long-term incentives is to strengthen the relationship between the long-term value of our stock price and the potential financial gain for employees. Stock options provide Senior Executives with the opportunity to purchase our Common Stock at a price fixed on the grant date regardless of future market price. Stock options generally vest and become exercisable one-third annually after the original award date.
     The exercise prices of the stock options granted to the NEOs during fiscal year 2008 are shown in the Grants of Plan-Based Awards Table on page 34. Additional information on these grants, including the number of shares subject to each grant, also is shown in the Grants of Plan-Based Awards Table.
     Options generally are granted semi-annually, at the same time as grants to the general eligible employee population, in January and July. Option grants are made at Compensation Committee meetings scheduled in advance to meet appropriate deadlines for compensation-related decisions. Our practice is that the exercise price for each stock option is the market value on the date of grant. Pursuant to the 2002 D&O Plan, the Option Price shall not be less than the fair market value of the shares on the date of grant. The market value on the date of grant is the closing price of our Common Shares on the last trading day immediately preceding the date of grant.
     In certain instances, stock options may vest on an accelerated schedule. Retirement may trigger accelerated vesting if a Senior Executive’s age plus years of service with us is greater than or equal to 65 years. In this instance, all unvested options will vest as of the retirement date, and the Senior Executive will have three or five years to exercise the options depending on the terms outlined in the stock option award agreement. However, the exercise window may not exceed the original option term.
     Additionally, death or disability while employed with the Company will cause all stock options to automatically vest and become exercisable per the terms outlined in the stock option award agreement.
Restricted Stock Awards and Restricted Stock Units
     RSAs are intended to aid in retaining key employees, including the Senior Executives, through vesting periods. RSAs provide the opportunity for capital accumulation and more predictable long-term incentive value. In the United States, RSAs are awarded, while outside the United States, we generally utilize RSUs as a performance incentive.

     RSAs generally are awarded to Senior Executives once a year in January, at the same time as awards to the general eligible employee population. RSAs are shares of our Common Stock that are awarded with the restriction that the Senior Executive remain with us until the date of vesting. RSAs generally vest one-third annually after the original award date. The purpose of granting RSAs is to encourage ownership of our Common Stock by, and retention of, our Senior Executives. Senior Executives are allowed to vote RSAs as a stockholder based on the number of shares held under restriction. The Senior Executives are also awarded dividends on the RSAs held by them.
     Any unvested RSAs generally are forfeited if the Senior Executive terminates employment with the Company or if the Senior Executive fails to meet the continuing employment restriction outlined in the RSA agreement. In the event of death or disability, any unvested RSAs are immediately vested.
     RSUs are similar to RSAs, but with a few key differences. An RSU is a commitment by us to issue a share of our Common Stock for each RSU at the time the restrictions in the award agreement lapse. RSUs are provided to Executives who are not on the United States payroll because of the different tax treatment in many other countries. RSU awards are eligible for dividend equivalent payments each time we pay dividends.
     Any unvested RSUs are generally forfeited upon termination of employment with the Company if the restrictions outlined in the awards are not met. Any vested shares are fully owned. Additionally, in the event of death or disability, all shares of RSUs are immediately vested.
Performance Units
     Performance units represent a significant portion of our long-term incentive program. Forty percent of the long-term incentive value awarded is through performance units, which are certificates of potential value that are payable in cash at the end of a specified performance period. Performance units only pay out if the Company achieves certain BVA targets, typically after a three-year performance period. Failure to achieve the entry level threshold will render the performance unit awards valueless.
     Performance units are designed to encourage long-range planning and reward sustained stockholder value creation. The objectives of the performance units are to (i) ensure a long-term focus on capital employment; (ii) develop human resource capability; (iii) enable long-term growth opportunities; (iv) motivate accurate financial forecasting; and (v) reward long-term goal achievement. While stock options, RSAs and RSUs tie directly to our stock price, performance units reward contributions to our financial performance and are not subject to the volatility of the stock market. BVA has been the financial metric used to determine payouts, if any, for performance units.
     Performance units are generally awarded once each year in January to Senior Executives at the same time as grants to the general eligible employee population. The performance unit plan operates in overlapping three-year cycles with a payout determined at the end of each cycle.
     Performance units are generally forfeited if a Senior Executive voluntarily leaves the Company before the end of the performance cycle. Performance units pay out on a pro rata basis if a Senior Executive retires when the sum of his age and years of service equals at least 65.
     When granted, the target value for our performance units is $100 each, though the actual value realized depends on how well we perform against our cumulative BVA targets, which are established by the Compensation Committee with assistance from Stern Stewart & Co. As noted, BVA measures operating PAT less the cost of capital employed and is generally the same BVA measure used in the Annual Incentive Plan.
     Each year when performance units have been granted, a new three-year cumulative BVA goal has been set. The following chart specifies the goals for our BVA performance measure and the dollar value per unit at various levels of performance.

	Percentage of expected value	Performance
Performance Level	Target Amount	Unit Value
Below Threshold	0-24%	$0
Entry Level	25%	$25
Expected Value Target	100%	$100
Over Achievement	200%	$200

     The performance goals for the performance unit awards granted in 2006 for the three-year performance period ending on December 31, 2008 were achieved at the over achievement level of performance. Accordingly, the performance unit value of each performance unit granted in 2006 is $200. The amounts of the performance unit award payments for each of the Senior Executives for the three-year performance period ending on December 31, 2008 are shown in the Summary Compensation Table on page 32. Each of the Senior Executives were granted performance unit awards during 2006, 2007 and 2008, except for Mr. Clark who did not receive a 2008 award.
Tax Implications
     Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to the PEO and the other NEOs other than Messrs. Ragauss and Clark unless the compensation is performance-based compensation as described in Section 162(m) and the related regulations, as well as pursuant to a plan approved by the Company’s stockholders. We have qualified certain compensation paid to Senior Executives for deductibility under Section 162(m), including (i) certain amounts paid under our Annual Incentive Plan and (ii) certain options and certain other long-term performance-based stock or cash awards granted pursuant to the 1998 Long-Term Incentive Plan and the 2002 D&O Plan. We may from time to time pay compensation to our Senior Executives that may not be deductible, including discretionary bonuses or other types of compensation.
     Although the Compensation Committee has generally attempted to structure executive compensation so as to preserve deductibility, it also believes that there are circumstances where our interests are best served by maintaining flexibility in the way compensation is provided, even if it might result in the non-deductibility of certain compensation under the Code.
     Although equity awards may be deductible for tax purposes by the Company, the accounting rules pursuant to SFAS 123(R) require that the portion of the tax benefit in excess of the financial compensation cost be recorded to additional paid-in capital.
Employee Stock Purchase Plan
     The purpose of the Employee Stock Purchase Plan is to encourage and enable eligible employees to purchase our stock at a discounted rate, thereby keeping the employees’ interests aligned with the interests of the stockholders. Senior Executives may participate in this Employee Stock Purchase Plan on the same basis as all other eligible employees.
     Eligible employees may elect to contribute on an after-tax basis between 1% and 10% of their annual pay to purchase our Common Stock; provided, however, that an employee may not purchase Common Shares with a value in excess of $25,000 (determined on the date of grant) during any year due to Internal Revenue Service restrictions. Shares are purchased by eligible employees at a 15% discount of the fair market value of our Common Stock on January 1 or December 31, whichever is lower.
     The Employee Stock Purchase Plan was adopted by us effective October 1, 1998, and has been continuously in effect since that date. It is proposed that Employee Stock Purchase Plan be amended to replenish the number of shares available for purchase under the Employee Stock Purchase Plan. See Proposal No. 3.
Retirement, Health and Welfare Benefits
     We offer a variety of health and welfare and retirement programs to all eligible employees. The Senior Executives generally are eligible for the same benefit programs on the same basis as the rest of the broad-based employees. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include medical, wellness, pharmacy, dental, vision, life insurance and accidental death and disability. Coverage under the life and accidental death and disability programs offer benefit amounts specific to Senior Executives. Senior Executives are eligible to receive reimbursement for certain medical examination expenses. Premiums for supplemental life insurance may be paid from a Senior Executive’s perquisite allowance.
     We offer retirement programs that are intended to supplement the employee’s personal savings and social security. The programs include the Baker Hughes Incorporated Thrift Plan (“Thrift Plan”), which is a 401(k) plan, the Baker Hughes Incorporated Pension Plan (“Pension Plan”) and the Baker Hughes Incorporated Supplemental Retirement Plan (“SRP”). All U.S. employees, including Senior Executives, are generally eligible for the Thrift Plan and the Pension Plan. Only U.S. Executives are eligible for the SRP.

Non-U.S. employees are covered under different retirement plans. Senior Executives participate in the Thrift Plan and Pension Plan on the same basis as other employees and in the SRP on the same basis as other Executives.
     The Thrift Plan allows eligible employees to elect to contribute from 1% to 50% of their eligible compensation to an investment trust. Eligible compensation generally means all wages, salaries and fees for services from the Company. Employee contributions are matched in cash by us at the rate of $1.00 per $1.00 employee contribution for the first 5% of the employee’s eligible compensation. Such contributions vest immediately. In addition, we make cash contributions for all eligible employees between 2% and 5% of their salary depending on the employee’s age. These cash contributions become fully vested to the employee after three years of service. However, regardless of the number of years of service, an employee is fully vested in his Thrift Plan Base Contribution if the employee retires at age 65 or later, or terminates employment with three years of service, or the employee’s employment is terminated due to death or total and permanent disability. The Thrift Plan does not provide our employees the option to invest directly in the Company’s stock.
     We adopted the Pension Plan, effective January 1, 2002, to supplement the benefits provided through our primary retirement vehicle, the Thrift Plan. The Pension Plan is a tax-qualified, defined benefit plan funded entirely by us. Under the provisions of the Pension Plan, a cash balance account is established for each participant. Age-based pay credits are made quarterly to the accounts as a percentage of eligible compensation. Eligible compensation generally means all wages, salaries and fees for services from the Company.
     The following are the quarterly pay crediting rates under the Pension Plan:

Pay Credit as a
Percentage of
Quarterly Eligible
Age at End of Quarter	Compensation
Under age 35	2.0%
35 — 39	2.5%
40 — 44	3.0%
45 — 49	3.5%
50 and older	4.0%
     In addition to pay credits, cash balance accounts are credited with interest credits based on the balance in the account on the last day of the quarter, using the annual rate of interest on 30-year Treasury securities as specified by the Secretary of Treasury for the month of August of the preceding calendar year. The interest rate used for determining interest credits in 2008 was 4.93%. An employee is fully vested in his or her Pension Plan account after three years of service. Regardless of the number of years of service, an employee is fully vested if the employee retires at age 65 or later, or retires at age 55 with three years of service, or the employee’s employment is terminated due to death or total and permanent disability. In addition, employees who were 55 years or older on January 1, 2002 had their prior years of service with us counted for vesting purposes. Pension Plan benefits in excess of $1,000 are payable in the form of a joint and 75% survivor annuity for married individuals, or subject to spousal consent, or if unmarried, a single lump sum or single life annuity. There are no special provisions for Senior Executives under the Pension Plan.
     We adopted the SRP, which was amended and restated effective January 1, 2009, to:
•	allow Executives to continue saving toward retirement when, due to compensation and contribution ceilings established under the Code, they can no longer contribute to the Thrift Plan;

•	provide Company base, pension and matching contributions that cannot be contributed to the Thrift Plan and Pension Plan due to compensation and contribution ceilings established under the Code; and

•	enable covered Executives to defer base and incentive compensation on a tax-deferred basis.
     Accordingly, Executive contributions include amounts calculated from an Executive’s Thrift Plan pre-tax election on file as of the prior year end on compensation not eligible under the Thrift Plan due to the Code’s compensation limit. The Company contributes matching, base and pension contributions on compensation not eligible under the Thrift Plan or Pension Plan based on the Code’s compensation limit. Eligible compensation under the Thrift Plan and Pension Plan was limited to $230,000 and pre-tax employee contributions were limited to $15,500 ($20,500 for employees age 50 or older) in 2008. Additionally, Executives may elect to defer eligible compensation each year instead of receiving that amount in current compensation. The Company contributes matching, base and pension contributions on compensation above the compensation ceiling established by the Code and on the Executive’s deferred compensation. Company contributions, as a percentage of compensation, are made according to the following schedule:

	Base	Pension	Matching
Age	Contribution	Contribution	Contribution
Under Age 35	2.00%	2.00%	5%
35—39	2.50%	2.50%	5%
40—44	3.00%	3.00%	5%
45—49	3.50%	3.50%	5%
50—54	4.00%	4.00%	5%
55—59	4.50%	4.00%	5%
60 or older	5.00%	4.00%	5%
     An Executive is fully vested in his or her deferrals and Company matching contributions. Beginning January 1, 2007 Executives generally are fully vested in pension contributions after three years of service. Regardless of the number of years of service, an Executive is fully vested in all contributions if the Executive retires at age 65 or later, or upon the Executive’s termination of employment due to the death or total and permanent disability of the Executive. Distribution payments are made upon some specified period after separation from service in accordance with Section 409A of the Code. The methods of distribution include a single lump sum cash payment or annual installments for 2-20 years, with the default election being a lump sum distribution. In-service withdrawals are allowed in compliance with Section 409A of the Code. Hardship withdrawals are allowed in cases of unforeseen severe financial emergencies. All distribution and withdrawal elections are made during annual enrollment except for hardship withdrawals.
     The assets of the SRP are invested by the trustee of the SRP rabbi trust. Additional information regarding these benefits and an accompanying narrative disclosure are provided in the Pension Benefits Table and Nonqualified Deferred Compensation Table disclosed on page 37.
Perquisites and Perquisite Allowance Payments
     In order to remain competitive with the Peer Group and ensure our ability to attract and retain capable Senior Executives, the Company also provides perquisites that are common to executives in the United States and in our industry. The Compensation Committee annually reviews the perquisite program to ensure competitiveness and fairness. Executives are provided with the following benefits as a supplement to their other compensation:
•	Life Insurance & Accidental Death & Dismemberment Coverage: We pay 100% of the premium for both term life insurance and accidental death and dismemberment coverage, equal to two times the Executive’s base salary.

•	Perquisite Life Insurance: Perquisite life insurance benefits are provided to the Executives in addition to the supplemental life insurance and voluntary life insurance and accidental death and dismemberment coverage available to all employees. The cost of the perquisite life insurance is paid from the Executive’s perquisite allowance (as discussed below).

•	Short-Term and Long-Term Disability: We pay 100% of the premium cost for these benefit programs for Executives. The short-term disability program provides income replacement at 100% of base pay level for up to six weeks or recovery. The program then pays 75% of the base pay level beginning on week seven up to 26 weeks or recovery. Upon the expiration of the 26-week short-term disability period, the long-term disability program provides income replacement at 60% of the benefits base pay level, up to a maximum of $25,000 per month, until age 65 or recovery per the terms and conditions of the program.

•	Executive Physical Program: At our expense each Executive is allowed to have a complete and professional personal physical exam on an annual basis.
     In addition Senior Executives are provided with a cash allowance on a quarterly basis that is intended to pay for expenses associated with managing finances, healthcare, communication and entertainment. These expenses are associated with continued employment yet are not considered and may not be reported as business expenses. It is common practice in our industry to provide these personal benefits as perquisites. The Committee has chosen to provide a cash allowance in lieu of providing these benefits directly to Senior Executives, for greater transparency in the value of such benefits and clarity around income tax treatment. While the Compensation Committee intends for such allowance to be applied to applicable benefits, the Senior Executive may apply such amounts to any use in their own discretion.

     In addition to the Company-provided basic life insurance coverage of two times the Senior Executive’s base salary, Senior Executives may elect additional life insurance coverage through the perquisite program. Additional information regarding these benefits and an accompanying narrative disclosure are provided in the Summary Compensation Table disclosed on page 32.
Severance Plan
     Upon certain types of terminations of employment (other than a termination following a change in control of the Company), severance benefits may be paid to the Senior Executives. Additional severance benefits payable to our PEO are addressed in his employment agreement discussed below. The Senior Executives are covered under a general severance plan known as the Baker Hughes Incorporated Executive Severance Plan (the “Severance Plan”). The Severance Plan is designed to attract and retain Senior Executives and to provide replacement income if their employment is terminated because of an involuntary termination other than for cause.
     To be eligible to receive benefits under the Severance Plan, a Senior Executive must (i) be an Executive on the date of termination, (ii) be involuntarily terminated and (iii) execute and deliver to the Severance Plan’s Administrator a release agreement provided to the participant by the Severance Plan Administrator. No benefits are available or have accrued prior to a participant’s employment termination date, and no rights are considered vested until the occurrence of an involuntary termination. We provide the following benefits to a participant who has satisfied the eligibility requirements.
•	Base Compensation — We will pay the participant a single sum cash severance benefit based on the participant’s base compensation at the participant’s employment termination date, with the amount of the base compensation benefit determined pursuant to the table below.

•	Outplacement — Each participant shall be entitled to outplacement assistance at the expense of the Company as shown in the table below.
Severance Plan — Schedule of Benefits for NEOs

	Severance Benefits	Details of Benefit
1.	Base Compensation	18 months of base compensation using the participant’s base compensation for the month in which the participant’s employment termination date occurs.

2.	Outplacement	Outplacement services will be provided for the greater of 12 months or until such time as the value of the outplacement services reaches the maximum of $10,000. The 12-month period commences with the first day of the month following the month in which the participant’s employment termination date occurs.
Employment Agreements
     The Company’s philosophy is not to enter into employment agreements with Senior Executives; however, we do have an employment agreement with our PEO, dated as of October 25, 2004 and amended and restated effective January 1, 2009. The term of the employment agreement is until October 25, 2010, with automatic one-year renewals unless either party provides a notice not to extend the employment agreement at least thirteen months prior to the then current expiration date. During the term of the employment agreement, Mr. Deaton is entitled to receive the following, all as established from time to time by the Board of Directors or the Compensation Committee:
•	a base salary;

•	the opportunity to earn annual cash bonuses in amounts that may vary from year to year and that are based upon achievement of performance goals;

•	long-term incentives in the form of equity-based compensation no less favorable than awards made to other Senior Executives and that are commensurate with awards granted to PEOs of other public companies of a similar size to the Company; and

•	benefits and perquisites that other officers and employees of the Company are entitled to receive.

     Mr. Deaton’s base salary is to be reviewed at least annually during the term of the employment agreement and may be increased (but not decreased) based upon his performance during the year.
     Upon the termination of Mr. Deaton’s employment, due to his disability or his death, he or his beneficiary is to be paid a lump sum in cash equal to one-half his then base salary for each year (prorated for partial years) during the remaining term of the employment agreement and a lump sum in cash equal to his expected value incentive bonus for the year of termination. For purposes of Mr. Deaton’s employment agreement, disability is defined as any incapacity due to physical or mental illness resulting in an absence from full-time performance of his duties for ninety (90) days in the aggregate during any period of twelve (12) consecutive months or a reasonable expectation that such disability will exist for more than such period of time. Upon termination of Mr. Deaton’s employment by him for “good reason” or by us without “cause” (please refer to the section “Potential Payments Upon Termination or Change in Control – Termination of Employment by Mr. Deaton for Good Reason or by Us Without Cause” located elsewhere in this proxy statement for a definition of “good reason” and “cause”), he is entitled to:
•	a lump sum cash payment in an amount equal to two times his then base salary;

•	a lump sum cash payment equal to his Highest Bonus Amount (as defined below under the heading “Change in Control Agreements”), prorated to the date of termination;

•	a continuation of certain perquisites and medical insurance benefits for the remainder of the term of the employment agreement;

•	a lump sum payment equivalent to the monthly basic life insurance premium applicable to Mr. Deaton’s basic life insurance coverage on the date of termination multiplied by the number of months remaining in the term of the employment agreement;

•	an amount equal to a continuation of employer contributions to the Company’s SRP for the remainder of the term of the employment agreement; and

•	a lump sum payment equal to the amount of interest that would be earned on any of the foregoing payments subject to a six-month payment delay under section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) using the six-month London Interbank Offered Rate plus two percentage points.
     However, the foregoing benefits are not payable if Mr. Deaton is entitled to benefits under his Change in Control Agreement discussed below.
     If Mr. Deaton’s employment is terminated by him for any reason other than a good reason or by the Company for cause, he is to receive only those vested benefits to which he is entitled under the terms of the employee benefit plans in which he is a participant as of the date of termination and a lump sum amount in cash equal to the sum of (i) his base salary through the date of termination and (ii) any accrued vacation pay, in each case to the extent not already paid.
     During the term of the employment agreement and for a period of two years following termination of the employment agreement, Mr. Deaton is prohibited from (i) engaging in competition with the Company and (ii) soliciting customers, employees and consultants of the Company. To the extent any provision is covered by both the employment agreement and the Change in Control Agreement, described and defined below, the Change in Control Agreement provision so covered will supersede the employment agreement provision.
Change in Control Agreements
     In addition to the employment agreement described above, we have entered into change in control agreements (“Change in Control Agreements”) with the Senior Executives, as well as certain other Executives. The Change in Control Agreements provide for payment of certain benefits to these officers as a result of termination of employment following, or in connection with, a Change in Control (as defined below) of the Company. The terms of the Change in Control Agreements for Messrs. Deaton, Ragauss, Crain and Barr will be automatically extended until October 24, 2011; April 25, 2011; December 31, 2011; and July 27, 2011, respectively. The term of Mr. Craighead’s Change in Control Agreement will expire on February 24, 2011 unless it is automatically renewed for an additional two years.

     After the expiration of the initial term or the extended term, each of the Change in Control Agreements will be automatically extended for successive two-year periods beginning on the day immediately following the expiration date, unless, not later than 18 months prior to the expiration date or applicable renewal date, we shall give notice to the Senior Executive that the term of the Change in Control Agreements will not be extended. The terms of the Change in Control Agreements for Messrs. Deaton, Ragauss, Crain and Barr will be automatically extended since we did not give notice that the terms would not be extended more than 18 months prior to the applicable renewal dates .
     According to the Change in Control Agreements, we pay severance benefits to a Senior Executive if the Senior Executive’s employment is terminated following, or in connection with, a Change in Control during the term unless:
•	the Senior Executive resigns without “good reason”;

•	the Company terminates the employment of the Senior Executive for “cause”; or

•	the employment of the Senior Executive is terminated by reason of death or “disability.”
Please refer to “Potential Payments Upon Termination or Change in Control – Payments in the Event of a Change in Control and Termination of Employment by the Senior Executive for Good Reason or by the Company or its Successor Without Cause” for the definitions of “good reason”, “cause” and “disability” in the context of the Change in Control Agreements.
     If the Senior Executive meets the criteria for payment of severance benefits due to termination of employment following or in connection with a Change in Control during the term as described above, in addition to any benefits he is due under our employee benefit plans and equity and incentive compensation plans, he will receive the following benefits:
(a)	a lump sum payment equal to three times the Senior Executive’s annual base salary in effect immediately prior to (i) the first event or circumstance constituting Good Reason for his resignation, (ii) the Change of Control or (iii) the Senior Executive’s termination of employment, whichever is greatest (his “Highest Base Salary”);

(b)	a lump sum payment equal to the Senior Executive’s Highest Bonus Amount (as defined below), prorated based upon the number of days of his service during the performance period (reduced by any payments received by the Senior Executive under our Annual Incentive Compensation Plan, as amended, in connection with the Change in Control if the Senior Executive’s termination of employment occurs during the same calendar year in which the Change in Control occurs);

(c)	a lump sum payment equal to three times the greater of (i) the Senior Executive’s Highest Bonus Amount or (ii) the Senior Executive’s Highest Base Salary multiplied by the Senior Executive’s applicable multiple, which is 1.20; 0.80; 0.75; 0.70; and 0.70 for Messrs. Deaton, Ragauss, Crain, Barr and Craighead, respectively;

(d)	continuation of accident and health insurance benefits for an additional three years;

(e)	a lump sum payment equal to the sum of (i) the cost of the Senior Executive’s perquisites in effect prior to his termination of employment for the remainder of the calendar year and (ii) the cost of the Senior Executive’s perquisites in effect prior to his termination of employment for an additional three years;

(f)	a lump sum payment equal to the undiscounted value of the benefits the Senior Executive would have received had he continued to participate in our Thrift Plan, the Pension Plan and SRP for an additional three years, assuming for this purpose that:
(1)	the Senior Executive continues to be paid his Highest Base Salary and Highest Bonus Amount during that three-year period, and

(2)	the Senior Executive’s contributions to and accruals under those plans remained at the levels in effect as of the date of the Change in Control or the date of termination, whichever is greater;
(g)	eligibility for our retiree medical program if the Senior Executive would have become entitled to participate in that program had he remained employed for an additional three years;

(h)	a lump sum payment equivalent to thirty-six multiplied by the monthly basic life insurance premium applicable to the Senior Executive’s basic life insurance coverage on the date of termination;

(i)	a lump sum payment of $30,000 for outplacement services;

(j)	an additional amount (a gross-up payment) in respect of excise taxes that may be imposed under the golden parachute rules on payments and benefits received in connection with the Change in Control. The gross-up payment would make the officer whole for excise taxes (and for all taxes on the gross-up payment) in respect of payments and benefits received pursuant to all the Company’s plans, agreements and arrangements (including for example, acceleration of vesting of equity awards); and

(k)	a lump-sum payment equal to the amount of interest that would be earned on any of the foregoing payments subject to a six-month payment delay under Section 409A using the six-month London Interbank Offered Rate plus two percentage points.
     In addition to the above, the Change in Control Agreements provide for full vesting of all stock options, RSAs and certain other equity incentive awards upon the occurrence of a Change in Control.
     A Senior Executive’s “Highest Bonus Amount” is the average of the Senior Executive’s three highest bonus amounts received by the Senior Executive for each of our five fiscal years immediately preceding the Senior Executive’s employment termination date. “Bonus amount” means the sum of (a) the amount of the annual incentive bonus, if any, paid in cash by us under the Annual Incentive Plan to or for the benefit of the Senior Executive for services rendered during one of our fiscal years and (b) the amount of the discretionary bonus or other bonus, if any, paid in cash by us outside of the Annual Incentive Plan, to or for the benefit of the Senior Executive for services rendered during the same fiscal year. The Senior Executive’s bonus amount is determined by including any portion thereof that the Senior Executive could have received in cash in lieu of any elective deferrals under the Supplemental Retirement Plan, our Thrift Plan or our section 125 cafeteria plan.
     According to the Change in Control Agreements, a “Change in Control” occurs if:
•	the individuals who are incumbent directors cease for any reason to constitute a majority of the members of our Board of Directors;

•	the consummation of a merger of us or our affiliate with another entity, unless the individuals and entities who were the beneficial owners of our voting securities outstanding immediately prior to such merger own, directly or indirectly, at least 50% of the combined voting power of our voting securities, the surviving entity or the parent of the surviving entity outstanding immediately after such merger;

•	any person, other than us, our affiliate or another specified owner (as defined in the Change in Control Agreements), becomes a beneficial owner, directly or indirectly, of our securities representing 30% or more of the combined voting power of our then outstanding voting securities;

•	a sale, transfer, lease or other disposition of all or substantially all of our assets (as defined in the Change in Control Agreements) is consummated (an “asset sale”), unless (i) the individuals and entities who were the beneficial owners of our voting securities immediately prior to such asset sale own, directly or indirectly, 50% or more of the combined voting power of the voting securities of the entity that acquires such assets in such asset sale or its parent immediately after such asset sale in substantially the same proportions as their ownership of our voting securities immediately prior to such asset sale or (ii) the individuals who comprise our Board of Directors immediately prior to such asset sale constitute a majority of the board of directors or other governing body of either the entity that acquired such assets in such asset sale or its parent (or a majority plus one member where such board or other governing body is comprised of an odd number of directors); or

•	our stockholders approve a plan of complete liquidation or dissolution of us.
     Section 280G of the Code disallows deductions for certain executive compensation that is contingent upon a change in ownership or effective control of the Company or a significant portion of the assets of the Company. Assuming such a control change had occurred on December 31, but no NEO had incurred a termination of employment, no amount paid by us would have been non-deductible executive compensation under Section 280G of the Code. If Messrs. Deaton, Ragauss, Clark, Crain, Barr and Craighead had incurred terminations of employment in connection with such control change, $14,096,456, $5,510,253, $0, $0, $0 and $3,455,331 would have been non-deductible executive compensation, respectively.
Indemnification Agreements
     We have entered into an indemnification agreement with each of our independent, non-management directors and Senior Executives, which form of agreement has been filed with the SEC. These agreements provide for us to, among other things, indemnify such persons against certain liabilities that may arise by reason of their status or service as directors or officers, to advance their expenses incurred as a result of a proceeding as to which they may be indemnified and to cover such person under any directors’ and officers’ liability insurance policy we choose, in our discretion, to maintain. These indemnification agreements are intended to provide indemnification rights to the fullest extent permitted under applicable indemnification rights statutes in the State of Delaware and shall be in addition to any other rights the indemnitee may have under the Company’s Restated Certificate of Incorporation, Bylaws and applicable law. We believe these indemnification agreements enhance our ability to attract and retain knowledgeable and experienced Senior Executives and independent, non-management directors.
Stock Ownership Policy
     The Board of Directors, upon the Compensation Committee’s recommendation, adopted a Stock Ownership Policy for our Senior Executives to ensure that they have a meaningful economic stake in the Company. The Policy is designed to satisfy an individual Senior Executive’s need for portfolio diversification, while maintaining management stock ownership at levels high enough to assure our stockholders of management’s commitment to value creation.
     The Compensation Committee annually reviews each Senior Executive’s compensation and stock ownership levels to determine whether they are appropriate or if adjustments need to be made. In 2008, each of the Senior Executives (other than three persons who became Senior Executives in late 2008 and early 2009) was in compliance with the Compensation Committee’s required levels of stock ownership, which currently requires each Senior Executive to have direct ownership of our Common Stock in at least the following amounts:
Stock Ownership Level

Officer Positions	(Multiple of Salary)
Chief Executive Officer	5x
President, Senior Vice Presidents and Group Presidents	3x
Corporate Vice Presidents reporting to the PEO and Division Presidents	2x
     A Senior Executive has five years to comply with the ownership requirement starting from the date appointed to a position noted above. If a Senior Executive is promoted to a position with a higher Ownership Salary Multiple, the Senior Executive will have five years from the date of the change in position to reach the higher expected Stock Ownership Level but still must meet the prior expected Stock Ownership Level within the original five years of the date first appointed to such prior position. For those Senior Executives with the ownership requirements reflected in hiring letters, the date of hire marks the start of the five-year period.
     Until a Senior Executive achieves the applicable Stock Ownership Level, the following applies:
          Restricted Stock Awards
     Upon vesting of an RSA award and after the payment of the taxes due as a result of vesting, the Senior Executive is required to hold the net profit shares until the applicable Stock Ownership Level is met. Net profit shares are the shares remaining after payment of the applicable taxes owed as a result of vesting of the restricted stock, including shares applied as payment of the minimum statutory taxes.
          Exercise of Stock Options
     Upon exercise of a stock option and after netting down the shares to pay the taxes due as a result of exercise, the Senior Executive is required to hold 50% of the net profit shares until the applicable Stock Ownership Level is met. Net profit shares are the shares remaining after payment of the applicable taxes owed as a result of the exercise of the option and the exercise price of the option, including shares applied as payment of the minimum statutory taxes. The remaining 50% of the net profit shares may be sold without restriction.
Reporting of Taxes upon Vesting
     The Senior Executive shall report to the Company’s Corporate Secretary the number of shares required by the Senior Executive to pay the applicable taxes upon the vesting of RSAs and the exercise of stock options, in excess of the minimum statutory taxes.
Required Ownership Shares
     Upon reaching the required ownership level, the Senior Executive shall certify to the Company’s Corporate Secretary that the ownership requirements have been met and the Company’s Corporate Secretary shall confirm such representation and record the number of shares required to be held by the Senior Executive based on the closing price of the shares and the Senior Executive’s current salary level on the day prior to certification by the Senior Executive (the “Required Ownership Shares”). At such time the restrictions on selling shares will no longer apply to the Senior Executive.
     The Senior Executive will not be required to accumulate any shares in excess of the Required Ownership Shares so long as the Required Ownership Shares are held by the Senior Executive, regardless of changes in the price of the shares. However, the Senior Executive may only sell shares held prior to certification if, after the sale of shares, the Senior Executive will (a) still own a number of shares equal to at least the Required Ownership Shares or (b) still be in compliance with the Stock Ownership Level as of the day the shares are sold based on current share price and salary level.
Annual Review
     The Compensation Committee reviews all Required Ownership Shares levels of the Senior Executives covered by the Policy on an annual basis. The PEO is responsible for ensuring compliance with this Policy.
     Deviations from the Stock Ownership Policy can only be approved by the Compensation Committee or the PEO, and then only because of a personal hardship.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION
     The following table sets forth the compensation earned by the PEO and other NEOs for services rendered to the Company and its subsidiaries for the fiscal years ended December 31, 2008, 2007 and 2006. Bonuses are paid under the Company’s applicable incentive compensation guidelines and are generally paid in the year following the year in which the bonus is earned.
SUMMARY COMPENSATION TABLE

										Change in
										Pension Value
										and Non-
										Qualified
								Non-Equity		Deferred
					Stock	Option		Incentive Plan		Compensation	All Other
Name and		Salary	Bonus		Awards (1)	Awards (1)		Compensation		Earnings	Compensation		Total
Principal Position	Year	($)	($)		($)	($)		($)		($)	($)		($)
Chad C. Deaton —	200	$1,155,000	$0		$2,420,494	$2,390,998		$6,383,399	(2)	$11,200	$349,002	(3)	$12,710,093
Principal Executive	2007	$1,082,692	$0		$2,541,359	$2,163,403		$1,092,717		$10,400	$399,200		$7,289,771
Officer	2006	$1,001,923	$0		$3,274,091	$1,364,590		$1,915,677		$9,600	$438,318		$8,004,199

Peter A. Ragauss —	2008	$568,000	$0		$1,131,682	$890,022		$2,091,601	(2)	$10,300	$137,908	(4)	$4,829,513
Principal Financial	2007	$541,154	$0		$863,710	$679,536		$451,044		$8,500	$136,200		$2,680,144
Officer	2006	$339,231	$0		$461,029	$324,746		$652,470		$7,000	$200,600		$1,985,076

James R. Clark — Former President	2008	$90,884	$0		$48,483	$0		$2,043,812	(2)	$10,400	$588,944	(5)	$2,782,523
and Chief Operating	2007	$683,461	$0		$1,373,434	$679,168	(6)	$390,229		$11,700	$237,500		$3,375,492
Officer	2006	$645,000	$51,600	(7)	$1,540,383	$1,375,192	(6)	$1,057,528		$10,200	$273,775		$4,953,678

Alan R. Crain — Senior Vice	2008	$473,000	$0		$861,894	$1,028,978	(6)	$1,503,595	(2)	$12,400	$127,819	(8)	$4,007,686
President and	2007	$448,077	$0		$815,080	$724,683		$372,282		$11,700	$126,800		$2,498,622
General Counsel	2006	$425,000	$25,500	(9)	$546,177	$589,152		$516,088		$10,200	$148,033		$2,260,150

David H. Barr — Vice President and Group President,	2008	$450,000	$0		$489,813	$479,350	(6)	$1,185,864	(2)	$12,400	$440,930	(10)	$3,058,357
Completion and	2007	$414,135	$0		$553,611	$450,055	(6)	$277,341		$11,700	$112,300		$1,819,142
Production (11)	2006	$389,423	$0		$636,527	$411,758	(6)	$443,396		$10,700	$137,214		$2,029,018

Martin S. Craighead — Vice President and Group President,	2008	$450,000	$0		$651,186	$479,350	(6)	$732,264	(2)	$10,600	$104,830	(12)	$2,428,230
Drilling and	2007	$363,230	$0		$422,517	$354,949		$289,779		$10,065	$100,301		$1,540,841
Evaluation (11)	2006	$287,692	$0		$215,710	$215,164		$242,307		$9,226	$71,664		$1,041,763

(1)	RSAs were made on January 25, 2006 and valued at $75.06 per share except for Mr. Ragauss who received a grant on April 26, 2006 at a value of $75.93 per share. Stock option grants were made on January 25, 2006 at an exercise price of $75.06 and a SFAS 123(R) value of $23.78, except for Mr. Ragauss who received a grant on April 26, 2006 at an exercise price of $75.93 and SFAS 123(R) value of $25.00. RSAs were made on January 24, 2007 and valued $68.54 per share. Stock option grants were made on January 24, 2007 at an exercise price $68.54 and a SFAS 123(R) value of $22.40 per share. Stock option grants were also made on July 27, 2006 and July 25, 2007 at an exercise price of $80.73 and $82.28, respectively, and a SFAS 123(R) value of $28.54 and $26.18 per share, respectively. For both stock and stock option grants, the value shown is what is also included in the Company’s financial statements per SFAS 123(R). Performance plan awards were made on December 29, 2006 and valued at $74.66 per share and a SFAS 123(R) value of $32.16 per share. See the Company’s Annual Report for the years ended December 31, 2006, 2007 and 2008 for a complete description of the SFAS 123(R) valuation. RSAs valued at $69.92 per share were made on January 23, 2008 to the NEOs other than Mr. Clark. Stock option grants were made on January 23, 2008 to the NEOs other than Mr. Clark at an exercise price $69.92 and a SFAS 123(R) value of $21.36 per share. RSAs valued at $77.20 per share were also made on August 11, 2008 to NEOs other than Messrs. Barr and Clark. Stock option grants were also made on August 11, 2008 to NEOs other than Mr. Clark at an exercise price of $77.20, and a SFAS 123(R) value of $25.87 per share.

(2)	These amounts for the 2008 fiscal year include annual performance bonuses earned under the Annual Incentive Plan by Messrs. Deaton, Ragauss, Clark, Crain, Barr and Craighead in the amounts of $1,296,199, $425,747, $43,812, $332,615, $297,864 and $297,864, respectively. In addition, these amounts include cash based awards under the 2002 D&O Plan to Messrs. Deaton, Ragauss, Crain, Barr and Craighead in the amounts of $277,200, $90,854, $70,980, $63,000 and $63,000, respectively. In addition, these amounts include performance unit award payments for the three-year performance period ending on December 31, 2008 for Messrs. Deaton, Ragauss, Clark, Crain, Barr and Craighead in the amounts of $4,810,000, $1,575,000, $2,000,000, $1,100,000, $825,000 and $371,400, respectively.

(3)	Amount for 2008 includes (i) $251,224 that the Company contributed to Mr. Deaton’s SRP account, (ii) an annual perquisite allowance of $25,000, (iii) $52,228 in dividends earned on holding of Company common stock and (iv) $20,549 in life insurance premiums paid by the Company on behalf of Mr. Deaton.

(4)	Amount for 2008 includes (i) $77,149 that the Company contributed to Mr. Ragauss’ SRP account, (ii) an annual perquisite allowance of $20,000, (iii) $22,146 in dividends earned on holdings of Company common stock and (iv) $18,612 in life insurance premiums paid by the Company on behalf of Mr. Ragauss.

(5)	Amount for 2008 includes $637,076 in consulting fees. Mr. Clark retired from the Company on January 31, 2008. The amounts we paid to Mr. Clark in connection with his retirement are discussed in the “Potential Payments Upon Termination or Change in Control” section under the heading “Retirement Agreement With James R. Clark.”

(6)	Because Messrs. Crain, Barr and Craighead are eligible for retirement based upon their ages and years of service with the Company and, accordingly, their options will automatically vest upon retirement, the Company expenses the full value of their options upon grant for purposes of SFAS 123(R). Mr. Clark was also eligible for retirement at the time his options were granted and the Company expensed the full value of his options upon grant for purposes of SFAS 123(R).

(7)	Mr. Clark’s base salary remained constant for 2006; however, he received a payment of $51,600 in lieu of a salary increase.

(8)	Amount for 2008 includes (i) $72,933 that the Company contributed to Mr. Crain’s SRP account, (ii) an annual perquisite allowance of $20,000, (iii) $17,406 in dividends earned on holdings of Company common stock and (iv) $17,463 in life insurance premiums paid by the Company on behalf of Mr. Crain.

(9)	Mr. Crain’s base salary remained constant for 2006, however he received a payment of $25,500 in lieu of a salary increase.

(10)	Amount for 2008 includes (i) $63,540 that the Company contributed to Mr. Barr’s SRP account, (ii) an annual perquisite allowance of $20,000, (iii) $12,613 in dividends earned on holdings of Company common stock, (iv) $334,380 in compensation associated with Mr. Barr’s oversight of the enterprise performance of the Company in the Eastern Hemisphere (including a tax gross-up amount of $97,064 paid in connection with such compensation) and (v) $10,395 in life insurance premiums paid by the Company on behalf of Mr. Barr.

(11)	Effective April 30, 2009, Mr. Barr will retire from the Company and Mr. Craighead is being promoted to the position of Senior Vice President and Chief Operating Officer.

(12)	Amount for 2008 includes (i) $54,339 that the Company contributed to Mr. Craighead’s SRP account, (ii) an annual perquisite allowance of $20,000, (iii) $13,942 in dividends earned on holdings of Company common stock and (iv) $16,148 in life insurance premiums paid by the Company on behalf of Mr. Craighead.

GRANTS OF PLAN-BASED AWARDS
     This table discloses the actual numbers of stock options and RSAs granted during 2008 and the grant date fair value of these awards. It also captures potential future payouts under the Company’s non-equity and equity incentive plans.
GRANTS OF PLAN-BASED AWARDS

									All Other	All Other
									Stock	Option
									Awards:	Awards:	Exercise	Grant
		Estimated Future Payouts Under							Number of	Number of	or Base	Date Fair
		Non-Equity Incentive Plan Awards				Estimated Future Payouts Under			Shares of	Securities	Price	Value of
			(1)			Equity Incentive Plan Awards			Stock or	Underlying	of Option	Stock and
	Grant	Threshold	Target	Maximum		Threshold	Target	Maximum	Units	Options	Awards	Option
Name	Date	($)	($)	($)		(#)	(#)	(#)	(#)(2)	(#)	($/Sh) (3)	Awards
Chad C.	8/11/2008	$342,692	$1,370,769	—	(4)	—	—	—	15,000	43,048	$77.20	$2,271,652
Deaton	1/23/2008	$797,500	$3,190,000	$6,380,000					28,515	47,293	$69.92	$3,003,947

Peter A.	8/11/2008	$112,584	$450,338	—	(4)	—	—	—	7,000	12,526	$77.20	$864,447
Ragauss	1/23/2008	$232,050	$928,200	$1,856,400					8,297	13,761	$69.92	$874,061

James R. Clark	8/11/2008	$11,583	$46,333	—	(4)	—	—	—	0	0	$0	$0
	1/23/2008	$—	$—	$—					0	0	$0	$0

Alan R. Crain	8/11/2008	$87,937	$351,750	—	(4)	—	—	—	5,000	9,824	$77.20	$640,147
	1/23/2008	$182,000	$728,000	$1,456,000					6,507	10,793	$69.92	$685,508

David H. Barr	8/11/2008	$78,750	$315,000	—	(4)	—	—	—	0	9,716	$77.20	$251,353
	1/23/2008	$180,000	$720,000	$1,440,000					6,436	10,674	$69.92	$678,002

Martin S.	8/11/2008	$78,750	$315,000	—	(4)	—	—	—	5,000	9,716	$77.20	$637,353
Craighead	1/23/2008	$180,000	$720,000	$1,440,000		—	—	—	6,436	10,674	$69.92	$678,002

(1)	Target value potential payout amounts shown on the first line represent amounts under the Annual Incentive Plan and discretionary bonuses Expected Value performance. If threshold levels of performance are not met, then the payout can be zero. Amounts shown on the second line represent amounts under the 2008 — 2010 Long-Term Performance Unit Awards, which awards are paid in cash.

(2)	Amounts shown represent the number of shares granted in 2008 for RSAs.

(3)	Our practice is that the exercise price for each stock option is the fair market value on the date of grant. Under our long-term incentive program, fair market value is the closing stock price on the day before the date of grant.

(4)	There is no maximum amount that may be earned under an Annual Incentive Plan award other than the stockholder approved maximum dollar limitation of $4,000,000 per award.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
     The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2008 for the PEO and each NEO. The table also shows unvested and unearned stock awards (both time-based awards and performance-contingent) assuming a market value of $32.07 a share (the closing market price of the Company’s stock on December 31, 2008).
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards				Stock Awards
								Equity Incentive
							Equity Incentive	Plan Awards:
	Number of	Number of					Plan Awards:	Market or Payout
	Securities	Securities			Number of	Market Value	Number of	Value of
	Underlying	Underlying			Shares or	of Shares or	Unearned Shares,	Unearned Shares,
	Unexercised	Unexercised	Option	Option	Units of Stock	Units of Stock	Units, or Other	Units, or Other
	Options (#)	Options (#)	Exercise Price	Expiration	that Have Not	that Have Not	Rights that Have	Rights that Have
Name	Exercisable	Unexercisable	($)	Date (1)	Vested (#) (2)	Vested ($)	Not Vested (#)	Not Vested ($)
Chad C. Deaton	0	43,048	$77.20	8/11/2018	89,605	$2,873,632
	0	47,293	$69.92	1/23/2018
	18,333	36,667	$82.28	7/25/2017
	14,197	28,395	$68.54	1/24/2017
	30,591	15,296	$80.73	7/27/2016
	30,591	15,296	$75.06	1/25/2016
	90,000	0	$56.21	7/27/2015
	90,000	0	$42.60	1/26/2015
	75,000	0	$43.39	10/25/2014

Peter A. Ragauss	0	12,526	$77.20	8/11/2018	42,558	$1,364,835
	0	13,761	$69.92	1/23/2018
	4,415	8,830	$82.28	7/25/2017
	4,415	8,830	$68.54	1/24/2017
	10,016	5,009	$80.73	7/27/2016
	31,822	15,912	$75.93	4/26/2016

James R. Clark	12,000	0	$56.21	7/27/2015	0	$0
	12,000	0	$42.60	1/26/2015

Alan R. Crain	0	9,824	$77.20	8/11/2018	32,422	$1,039,773
	0	10,793	$69.92	1/23/2018
	3,823	7,648	$82.28	7/25/2017
	3,153	6,308	$68.54	1/24/2017
	9,000	4,500	$80.73	7/27/2016
	7,000	3,500	$75.06	1/25/2016
	5,500	0	$56.21	7/27/2015
	5,500	0	$42.60	1/26/2015
	2,792	0	$35.81	1/28/2014
	3,418	0	$29.25	1/29/2013

David H. Barr	0	9,716	$77.20	8/11/2018	19,274	$618,117
	0	10,674	$69.92	1/23/2018
	3,397	6,794	$82.28	7/25/2017
	2,727	5,454	$68.54	1/24/2017
	5,246	2,624	$80.73	7/27/2016
	5,246	2,624	$75.06	1/25/2016
	4,917	0	$56.21	7/27/2015

Martin S. Craighead	0	9,716	$77.20	8/11/2018	27,815	$890,027
	0	10,674	$69.92	1/23/2018
	3,267	6,534	$82.28	7/25/2017
	1,133	2,267	$67.16	3/30/2017
	1,463	2,928	$68.54	1/24/2017
	2,755	1,378	$80.73	7/27/2016
	2,362	1,181	$75.06	1/25/2016

	Option Awards				Stock Awards
Equity Incentive
							Equity Incentive	Plan Awards:
	Number of	Number of					Plan Awards:	Market or Payout
	Securities	Securities			Number of	Market Value	Number of	Value of
	Underlying	Underlying			Shares or	of Shares or	Unearned Shares,	Unearned Shares,
	Unexercised	Unexercised	Option	Option	Units of Stock	Units of Stock	Units, or Other	Units, or Other
	Options (#)	Options (#)	Exercise Price	Expiration	that Have Not	that Have Not	Rights that Have	Rights that Have
Name	Exercisable	Unexercisable	($)	Date (1)	Vested (#) (2)	Vested ($)	Not Vested (#)	Not Vested ($)
	7,500	0	$56.21	7/27/2015
	4,800	0	$42.60	1/26/2015
	8,800	0	$39.23	7/28/2014

(1)	Each option grant has a ten-year term and vests pro rata as to one-third of the option grant beginning on the first anniversary of grant date, thus the vesting dates for each of the option awards in this table can be calculated accordingly.

(2)	The vesting dates of RSAs for the PEO and other NEOs are included as footnotes to the “Security Ownership of Management” table in this Proxy Statement.

OPTION EXERCISES AND STOCK VESTED
     The following table sets forth certain information regarding options and stock awards exercised and vested, respectively, during 2008 for the persons named in the Summary Compensation Table above.
OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
Name	on Exercise (#)	on Exercise ($)	on Vesting (#)	on Vesting ($)
Chad C. Deaton	0	$0	54,227	$3,098,763
Peter A. Ragauss	0	$0	11,848	$943,509
James R. Clark	55,098	$507,333	27,683	$1,873,122
Alan R. Crain	0	$0	17,066	$1,328,753
David H. Barr	20,300	$814,625	18,728	$1,294,080
Martin S. Craighead	10,300	$561,201	5,669	$393,693
PENSION BENEFITS
     The following table discloses the years of credited service of, present single-sum value of the accrued benefits for, and payments during the last fiscal year to each of the PEO and other NEOs under the Pension Plan.
PENSION BENEFITS

		Number of Years	Present Value of	Payments During
		Credited Service	Accumulated	Last Fiscal Year
Name	Plan Name	(#)	Benefit ($)	($)
Chad C. Deaton	Pension Plan	4	$45,518	$0
Peter A. Ragauss	Pension Plan	2	$26,633	$0
James R. Clark	Pension Plan	7	$69,311	$0
Alan R. Crain	Pension Plan	7	$71,224	$0
David H. Barr	Pension Plan	7	$71,234	$0
Martin S. Craighead	Pension Plan	7	$58,360	$0
NONQUALIFIED DEFERRED COMPENSATION
     The following table discloses contributions, earnings and balances to each of the PEO and other NEOs under the SRP that provides for compensation deferral on a non-tax-qualified basis.
NONQUALIFIED DEFERRED COMPENSATION

		Registrant		Aggregate
	Executive	Contribution	Aggregate	Withdrawals/	Aggregate
	Contributions	In Last FY	Earnings In	Distributions	Balance at
Name	in Last FY ($)	($)	Last FY ($)	($)	Last FYE ($)
Chad C. Deaton	$276,282	$251,224	$(30,360)	$0	$2,689,531
Peter A. Ragauss	$68,784	$77,149	$(122,057)	$0	$224,539
James R. Clark	$0	$0	$38,189	$0	$2,191,423
Alan R. Crain	$54,850	$72,933	$25,565	$0	$1,026,889
David H. Barr	$93,541	$63,540	$(97,523)	$0	$1,844,803
Martin S. Craighead	$87,945	$54,339	$(5,207)	$0	$647,488

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Employment Agreement With Chad C. Deaton
     We have an employment agreement with Mr. Chad C. Deaton, dated as of October 25, 2004 and amended and restated effective January 1, 2009. The term of the employment agreement expires on October 25, 2010, with automatic one-year renewals unless Mr. Deaton or we provide a notice not to extend the employment agreement at least thirteen months prior to the then current expiration date.
Termination of Employment Due to Death or Disability
     During the term of the employment agreement and for a period of two years following termination of the employment agreement, Mr. Deaton is prohibited from (i) engaging in competition (as defined in the employment agreement) with us and (ii) soliciting our customers, employees and consultants.
          Upon the termination of Mr. Deaton’s employment due to his disability or death:
a.	we will pay him or his beneficiary a lump sum in cash equal to one-half his then base salary for each year (prorated for partial years) during the remaining term of the employment agreement;

b.	we will pay him or his beneficiary a lump sum in cash equal to his expected value incentive bonus for the year of termination; and

c.	the substantial risk of forfeiture restrictions applicable to 20,000 restricted shares of our stock granted by us on October 25, 2004 would have lapsed.
     For this purpose, Mr. Deaton will be deemed to have a “disability”, if as a result of his incapacity due to physical or mental illness, (i) he is absent from the full-time performance of his duties with us for 90 days during any period of 12 consecutive months or (ii) it is reasonably certain that the disability will last for more than that period, and within 30 days after we give written notice of termination to Mr. Deaton he does not return to the performance of his duties with us on a full-time basis.
     If Mr. Deaton’s employment were to have been terminated on December 31, 2008, due to death or disability (as defined in the employment agreement), we estimate that the value of the payments and benefits described in clauses (a), (b) and (c) above he would have been eligible to receive is as follows: (a) $1,058,750, (b) $1,386,000 and (c) $641,400, with an aggregate value of $3,086,150.
     Termination of Employment by Mr. Deaton for Good Reason or by Us Without Cause
          Upon the termination of Mr. Deaton’s employment by him for good reason or by us without cause, we will pay him:
a.	a lump sum cash payment in an amount equal to two times his then base salary;

b.	a lump sum cash payment equal to Mr. Deaton’s Highest Bonus Amount (as defined below), prorated to the date of termination (in lieu of any bonus payment that would have otherwise been due under the Annual Incentive Plan for such year);

c.	for the remainder of the term of the employment agreement, continuation of executive perquisites (other than executive life insurance);

d.	for the remainder of the term of the employment agreement, continuation of medical insurance benefits at active employee premium rates[1];

(1)	The value of this benefit is calculated as the aggregate premium amounts Mr. Deaton would be required to pay for such coverage under the Company’s premium rate structure in effect on December 31, 2008 for continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) minus the aggregate premium amounts Mr. Deaton would be required to pay for such coverage under the employment agreement.

e.	a lump sum payment equivalent to the monthly basic life insurance premium applicable to Mr. Deaton’s basic life insurance coverage on the date of termination multiplied by the number of months remaining in the term of the employment agreement;

f.	for the remainder of the term of the employment agreement, continued employer contributions to the SRP; and

g.	a lump sum payment equal to the amount of interest that would be earned on any of the foregoing payments subject to a six-month payment delay under Section 409A using the six-month London Interbank Offered Rate plus two percentage points.
However, the foregoing benefits are not payable if Mr. Deaton is entitled to benefits under his Change in Control Agreement discussed below.
     “Good reason” as defined in the employment agreement includes: (i) the assignment to Mr. Deaton of any duties inconsistent with his position (including status, office, title and reporting requirements), authorities, duties or other responsibilities; (ii) the relocation of Mr. Deaton’s principal place of employment to a location more than fifty (50) miles from his principal place of employment on October 25, 2004; or (iii) a material breach by us of any provision of the employment agreement.
     “Cause” as defined in the employment agreement includes: (i) the conviction of Mr. Deaton of an act of fraud, embezzlement, theft or other criminal act constituting a felony; (ii) a material breach by Mr. Deaton of any provision of the employment agreement; (iii) the failure by Mr. Deaton to perform any and all covenants contained in the employment agreement dealing with conflicts of interest, competition, solicitation and disclosure of confidential information; or (iv) a material breach by Mr. Deaton of our Standards of Ethical Conduct. Cause shall not exist unless and until we have delivered to Mr. Deaton a copy of a resolution duly adopted by the affirmative vote of not less than two-thirds (2/3) of the entire membership of our Board of Directors at a meeting of the Board called and held for such purpose (after reasonable notice to Mr. Deaton and an opportunity for Mr. Deaton, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Mr. Deaton was guilty of the conduct set forth above and specifying the particulars thereof in detail.
     Mr. Deaton’s “Highest Bonus Amount” is the average of his three highest bonus amounts received by him for each of our five fiscal years immediately preceding his employment termination date. “Bonus amount” means the sum of (a) the amount of the annual incentive bonus, if any, paid in cash by us under the Annual Incentive Plan to or for the benefit of Mr. Deaton for services rendered during one of our fiscal years and (b) the amount of the discretionary bonus or other bonus, if any, paid in cash by us outside of the Annual Incentive Plan, to or for the benefit of Mr. Deaton for services rendered during the same fiscal year. Mr. Deaton’s bonus amount is determined by including any portion thereof that he could have received in cash in lieu of any elective deferrals under the Supplemental Retirement Plan, our Thrift Plan or our section 125 cafeteria plan.
     If Mr. Deaton’s employment were to have been terminated by him for good reason or by us (or our successor) without cause on December 31, 2008, we estimate that the value of the payments and benefits described in clauses (a) through (g) above he would have been eligible to receive is as follows: (a) $2,310,000, (b) $1,681,657, (c) $45,833, (d) $14,057, (e) $8,034, (f) $688,647 and (g) $196,392 with an aggregate value of $4,944,620.
Termination of Employment by Mr. Deaton Without Good Reason or by Us for Cause
     If Mr. Deaton’s employment is terminated by him for any reason other than a good reason or by us for cause, he is to receive only those vested benefits to which he is entitled under the terms of the employee benefit plans in which he is a participant as of the date of termination and a lump sum amount in cash equal to the sum of his base salary through the date of termination and any accrued vacation pay, in each case to the extent not theretofore paid.
Change in Control Agreements
     The Change in Control Agreements we have entered into with each of the Senior Executives provide for payment of certain benefits to them as a result of their terminations of employment following, or in connection with, a Change in Control.

Payments in the Event of a Change in Control
     The Change in Control Agreements provide for full vesting of all stock options and other equity incentive awards upon the occurrence of a Change in Control. If a Change in Control were to have occurred on December 31, 2008, whether or not the Senior Executive incurred a termination of employment in connection with the Change in Control, all of the Senior Executive’s then outstanding options to acquire our stock would have become immediately exercisable, and all of his then outstanding Restricted stock awards and equity based compensatory performance awards would have become fully vested and nonforfeitable.
     We (or our successor) must pay the Senior Executive an amount (a “gross-up” payment) in respect of excise taxes that may be imposed under the “golden parachute” rules on payments and benefits received in connection with the Change in Control. The gross-up payment would make the Senior Executive whole for excise taxes (and for all taxes on the gross-up payment) in respect of payments and benefits received pursuant to all the Company’s plans, agreements and arrangements (including for example, acceleration of vesting of equity awards).
     We (or our successor) must reimburse the Senior Executive for any legal fees and expenses incurred by him in seeking in good faith to enforce the Change in Control Agreement or in connection with any tax audit or proceeding relating to the application of parachute payment excise taxes to any payment or benefit under the Change in Control Agreement.
Chad C. Deaton
     Mr. Deaton’s options to purchase an aggregate of 185,995 of our shares, with a value of $32.07 per share, would have become fully exercisable on December 31, 2008, if a Change of Control were to have occurred on that date. Under the terms of Mr. Deaton’s stock options, he would have to pay an aggregate of $13,976,232 to purchase these shares. Accordingly, the maximum value of the accelerated vesting of the options would have been $0 ($32.07 per share value on December 31, 2008, multiplied by 185,995 of our shares subject to the options minus $13,976,232, the aggregate exercise price for the options).
     The substantial risk of forfeiture restrictions applicable to 89,605 shares of our stock granted to Mr. Deaton would have lapsed on December 31, 2008, if a Change of Control were to have occurred on that date. The maximum value of this accelerated vesting of Mr. Deaton’s Restricted stock awards would have been $2,873,632 ($32.07 per share value on December 31, 2008, multiplied by 89,605 of our shares subject to Mr. Deaton’s unvested Restricted stock awards).
     We estimate that if a Change in Control were to have occurred on December 31, 2008, but Mr. Deaton had not incurred a termination of employment, the value of the parachute payment tax gross-up payment that would have been due by us (or our successor) to Mr. Deaton is $0.
Peter A. Ragauss
     Mr. Ragauss’ options to purchase an aggregate of 64,868 of our shares, with a value of $32.07 per share, would have become fully exercisable on December 31, 2008, if a Change of Control were to have occurred on that date. Under the terms of Mr. Ragauss’ stock options, he would have to pay an aggregate of $4,873,246 to purchase these shares. Accordingly, the maximum value of the accelerated vesting of the options would have been $0 ($32.07 per share value on December 31, 2008, multiplied by 64,868 of our shares subject to the options minus $4,873,246, the aggregate exercise price for the options).
     The substantial risk of forfeiture restrictions applicable to 42,558 shares of our stock granted to Mr. Ragauss would have lapsed on December 31, 2008, if a Change of Control were to have occurred on that date. The maximum value of this accelerated vesting of Mr. Ragauss’ restricted stock awards would have been $1,364,835 ($32.07 per share value on December 31, 2008, multiplied by 42,558 of our shares subject to Mr. Ragauss’ unvested restricted stock awards).
     We estimate that if a Change in Control were to have occurred on December 31, 2008, but Mr. Ragauss had not incurred a termination of employment, the value of the parachute payment tax gross-up payment that would have been due by us (or our successor) to Mr. Ragauss is $0.
James R. Clark
     Mr. Clark retired from employment with us on January 31, 2008. The amounts we paid to Mr. Clark in connection with his retirement are discussed below under the heading “Retirement Agreement With James R. Clark.”

Alan R. Crain
     Mr. Crain’s options to purchase an aggregate of 42,573 of our shares, with a value of $32.07 per share, would have become fully exercisable on December 31, 2008, if a Change of Control were to have occurred on that date. Under the terms of Mr. Crain’s stock options, he would have to pay an aggregate of $3,200,682 to purchase these shares. Accordingly, the maximum value of the accelerated vesting of the options would have been $0 ($32.07 per share value on December 31, 2008, multiplied by 42,573 of our shares subject to the options minus $3,200,682, the aggregate exercise price for the options).
     The substantial risk of forfeiture restrictions applicable to 32,422 shares of our stock granted to Mr. Crain would have lapsed on December 31, 2008, if a Change of Control were to have occurred on that date. The maximum value of this accelerated vesting of Mr. Crain’s restricted stock awards would have been $1,039,774 ($32.07 per share value on December 31, 2008, multiplied by 32,422 of our shares subject to Mr. Crain’s unvested restricted stock awards).
     We estimate that if a Change in Control were to have occurred on December 31, 2008, but Mr. Crain had not incurred a termination of employment, the value of the parachute payment tax gross-up payment that would have been due by us (or our successor) to Mr. Crain is $0.
David H. Barr
     Mr. Barr’s options to purchase an aggregate of 37,886 of our shares, with a value of $32.07 per share would have become fully exercisable on December 31, 2008, if a Change of Control were to have occurred on that date. Under the terms of Mr. Barr’s stock options, he would have to pay an aggregate of $2,836,624 to purchase these shares. Accordingly, the maximum value of the accelerated vesting of the options would have been $0 ($32.07 per share value on December 31, 2008, multiplied by 37,886 of our shares subject to the options minus $2,836,624, the aggregate exercise price for the options).
     The substantial risk of forfeiture restrictions applicable to 19,274 shares of our stock granted to Mr. Barr would have lapsed on December 31, 2008, if a Change of Control were to have occurred on that date. The maximum value of this accelerated vesting of Mr. Barr’s restricted stock awards would have been $618,117 ($32.07 per share value on December 31, 2008, multiplied by 19,274 of our shares subject to Mr. Barr’s unvested restricted stock awards).
     We estimate that if a Change in Control were to have occurred on December 31, 2008, but Mr. Barr had not incurred a termination of employment, the value of the parachute payment tax gross-up payment that would have been due by us (or our successor) to Mr. Barr is $0. Mr. Barr will retire from employment with us on April 30, 2009. The amounts we will pay to Mr. Barr in connection with his retirement are discussed below under the heading “Retirement Agreement With David H. Barr.”
Martin S. Craighead
     Mr. Craighead’s options to purchase an aggregate of 34,678 of our shares, with a value of $32.07 per share would have become fully exercisable on December 31, 2008, if a Change of Control were to have occurred on that date. Under the terms of Mr. Craighead’s stock options, he would have to pay an aggregate of $2,586,862 to purchase these shares. Accordingly, the maximum value of the accelerated vesting of the options would have been $0 ($32.07 per share value on December 31, 2008, multiplied by 34,678 of our shares subject to the options minus $2,586,862, the aggregate exercise price for the options).
     The substantial risk of forfeiture restrictions applicable to 27,815 shares of our stock granted to Mr. Craighead would have lapsed on December 31, 2008, if a Change of Control were to have occurred on that date. The maximum value of this accelerated vesting of Mr. Craighead’s restricted stock awards would have been $892,027 ($32.07 per share value on December 31, 2008, multiplied by 27,815 of our shares subject to Mr. Craighead’s unvested restricted stock awards).
     We estimate that if a Change in Control were to have occurred on December 31, 2008, but Mr. Craighead had not incurred a termination of employment, the value of the parachute payment tax gross-up payment that would have been due by us (or our successor) to Mr. Craighead is $0.

Payments in the Event of a Change in Control and Termination of Employment by the Senior Executive for Good Reason or by the Company or its Successor Without Cause
     Pursuant to the Change in Control Agreements, the Company (or its successor) pays severance benefits to a Senior Executive if the Senior Executive’s employment is terminated following, or in connection with, a Change in Control and during the term unless: (i) the Senior Executive resigns without good reason; (ii) the Company terminates the employment of the Senior Executive for cause or (iii) the employment of the Senior Executive is terminated by reason of death or disability.
     Under the Change in Control Agreements “good reason” includes: (i) the assignment to the Senior Executive of any duties or responsibilities which are substantially diminished from those in effect immediately prior to the Change in Control; (ii) a reduction in the Senior Executive’s base salary; (iii) the relocation of the Senior Executive’s principal place of employment to a location more than 50 miles from the Senior Executive’s principal place of employment immediately prior to the Change in Control or our requiring the Senior Executive to be based anywhere other than such principal place of employment; (iv) our failure to pay the Senior Executive any portion of his current compensation or to pay him any portion of an installment of deferred compensation within seven days of the date the payment is due; (v) our failure to continue in effect any compensation plan in which the Senior Executive participated immediately prior to the Change in Control which is material to his total compensation or (vi) our failure to continue to provide the Senior Executive with benefits substantially similar to those enjoyed by him under any of our pension, savings, life insurance, medical, health and accident, or disability plans in which he was participating immediately prior to the Change in Control, or our taking any action that would materially reduce any of such benefits or deprive the Senior Executive of any material fringe benefit or perquisite enjoyed by the Senior Executive, or our failure to provide the Senior Executive with the number of paid vacation days to which he is entitled.
     Under the Change in Control Agreements “cause” includes: (i) the willful and continued failure by the Senior Executive to substantially perform his duties or (ii) the willful engaging by the Senior Executive in conduct which is materially injurious to us or our affiliates.
     Under the Change in Control Agreements “disability” means the Senior Executive’s incapacity due to physical or mental illness that has caused the Senior Executive to be absent from full-time performance of his duties with us for a period of six consecutive months.
     If the Senior Executive meets the criteria for payment of severance benefits due to termination of employment following a Change in Control during the term as described above, he will receive the following benefits in addition to any benefits he is due under the Company’s employee benefit plans and equity and incentive compensation plans, the value of accelerated vesting of equity based compensation and other benefits described above under the heading “Payments in the Event of a Change in Control”:
a.	a lump sum payment equal to three times the Senior Executive’s Highest Base Salary;

b.	a lump sum payment equal to the Senior Executive’s Highest Bonus Amount, prorated based upon the number of days of his service during the performance period (reduced by any payments received by the Senior Executive under the Company’s Annual Incentive Plan, as amended, in connection with the Change in Control if the Senior Executive’s termination of employment occurs during the same calendar year in which the Change in Control occurs);

c.	a lump sum payment equal to three times the greater of (i) the Senior Executive’s Highest Bonus Amount or (ii) the Senior Executive’s Highest Base Salary multiplied by the Senior Executive’s applicable multiple, which is 1.20; .80; .75; .70; and .70 for Messrs. Deaton, Ragauss; Crain; Barr and Craighead, respectively;

d.	continuation of accident and health insurance benefits for an additional three years[2];

(2)	The value of this benefit is calculated (i) for the first 18 months of continuation coverage as the aggregate premium amounts the NEO would be required to pay for such coverage under the Company’s premium rate structure in effect on December 31, 2008 for continuation coverage under COBRA minus the aggregate premium amounts he would be required to pay for such coverage under the Change in Control Agreement and (ii) for the remaining 18 months of continuation coverage as the value of such medical benefit coverage utilizing the assumptions applied under Statement of Financial Accounting Standards No. 106, Employers’ Accounting for Postretirement Benefits Other Than Pensions (SFAS 106).

e.	a lump sum payment equal to the sum of (i) the cost of the Senior Executive’s perquisites in effect prior to his termination of employment for the remainder of the calendar year and (ii) the cost of the Senior Executive’s perquisites in effect prior to his termination of employment for an additional three years;

f.	a lump sum payment equal to the undiscounted value of the benefits the Senior Executive would have received had he continued to participate in the Thrift Plan, the Pension Plan and the SRP for an additional three years, assuming for this purpose that:
(1)	the Senior Executive’s compensation during that three-year period were his Highest Base Salary and Highest Bonus Amount, and

(2)	the Senior Executive’s contributions to and accruals under those plans remained at the levels in effect as of the date of the Change in Control or the date of termination, whichever is greater;
g.	eligibility for our retiree medical program if the Senior Executive would have become entitled to participate in that program had he remained employed for an additional three years[3];

h.	a lump sum payment equivalent to 36 multiplied by the monthly basic life insurance premium applicable to the Senior Executive’s basic life insurance coverage on the date of termination;

i.	a lump sum payment of $30,000 for outplacement services;

j.	an additional amount (a “gross-up” payment) in respect of excise taxes that may be imposed under the “golden parachute” rules on payments and benefits received in connection with the Change in Control. The gross-up payment would make the officer whole for excise taxes (and for all taxes on the gross-up payment) in respect of payments and benefits received pursuant to all the Company’s plans, agreements and arrangements (including for example, acceleration of vesting of equity awards); and

k.	a lump sum payment equal to the amount of interest that would be earned on any of the foregoing payments subject to a six-month payment delay under Section 409A using the six-month London Interbank Offered Rate plus two percentage points.
     We (or our successor) must also reimburse the Senior Executive for any legal fees and expenses incurred by him (i) in disputing in good faith any issue relating to his termination of employment, (ii) in seeking in good faith to enforce the Change in Control Agreement or (iii) in connection with any tax audit or proceeding relating to the application of parachute payment excise taxes to any payment or benefit under the Change in Control Agreement.
     If the Senior Executive’s employment were to have been terminated by him for Good Reason or by us (or our successor) without Cause in connection with a Change of Control on December 31, 2008, and a Change of Control were to have occurred on that date, we estimate that the value of the payments and benefits described in clauses (a) through (j) above that he would have been eligible to receive is as follows:

Payment or Benefit	Chad C. Deaton	Peter A. Ragauss	Alan R. Crain	David H. Barr	Martin S. Craighead
Clause (a)	$3,465,000	$1,704,000	$1,419,000	$1,350,000	$1,350,000
Clause (b)	$1,681,657	$551,757	$505,499	$417,021	$312,910
Clause (c)	$5,044,971	$1,655,271	$1,516,497	$1,251,063	$945,000
Clause (d)	$27,070	$33,692	$33,692	$12,886	$33,692
Clause (e)	$75,000	$60,000	$60,000	$60,000	$60,000
Clause (f)	$1,148,845	$436,705	$396,292	$354,516	$274,648
Clause (g)	$0	$0	$20,114	$0	$0
Clause (h)	$13,147	$6,526	$5,438	$4,960	$4,482
Clause (i)	$30,000	$30,000	$30,000	$30,000	$30,000

(3)	The value of this benefit is the aggregate value of the medical coverage utilizing the assumptions applied under Statement of Financial Accounting Standards No. 106, Employers’ Accounting for Postretirement Benefits Other Than Pensions (SFAS 106).

Payment or Benefit	Chad C. Deaton		Peter A. Ragauss	Alan R. Crain	David H. Barr	Martin S. Craighead
Clause (j)	$6,526,137	[4]	$2,551,043	$0	$0	$1,595,061
Clause (k)	$478,718		$185,672	$164,301	$144,868	$124,375
Accelerated exercisability of stock options	$0		$0	$0	$0	$0
Accelerated vesting of restricted stock award	$2,873,632		$1,364,835	$1,039,774	$618,117	$892,027
Payment in settlement of performance unit awards under the 2002 D&O Plan	$5,338,579		$1,678,520	$1,208,108	$1,011,783	$744,996
TOTAL	$26,702,756		$10,258,021	$6,398,715	$5,255,214	$6,367,191
     Mr. Clark retired from the Company on January 31, 2008. The amounts we paid to Mr. Clark in connection with his retirement are discussed below under the heading “Retirement Agreement With James R. Clark.”
     Mr. Barr will retire from employment with us on April 30, 2009. The amounts we will pay to Mr. Barr in connection with his retirement are discussed below under the heading “Retirement Agreement With David H. Barr.”
Baker Hughes Incorporated Executive Severance Plan
     On November 1, 2002, we adopted an executive severance program, the Baker Hughes Incorporated Executive Severance Plan (the “Executive Severance Plan”) for our executives who are classified by us as United States executive salary grade system employees, including the Senior Executives. The Executive Severance Plan provides for payment of certain benefits to each of these executives as a result of an involuntary termination of employment provided that (i) the executive signs a release agreement substantially similar to the form of release agreement set forth in the Executive Severance Plans, (ii) during the two-year period commencing on the executive’s date of termination of employment he complies with the noncompetition and nonsolicitation agreements contained in the Executive Severance Plan and (iii) the executive does not disclose our confidential information. Any amounts payable under the Executive Severance Plan are reduced by the amount of any severance payments payable to the Senior Executive by us under any other plan, program or individual contractual arrangement.
Payments in the Event of a Termination of Employment by the Senior Executive for Good Reason or by the Company or its Successor Without Cause
     We (or our successor) will pay severance benefits to a Senior Executive if he incurs an Involuntary Termination. “Involuntary Termination” means the complete severance of a Senior Executive’s employment relationship with us: (i) because his position is eliminated; (ii) because he and we agree to his resignation of his position at our request; (iii) which occurs in conjunction with, and during the period that begins 90 days before and ends 180 days after, an acquisition, merger, spin-off, reorganization (either business or personnel), facility closing or discontinuance of the operations of the divisions in which he is employed; or (iv) for any other reason which is deemed an Involuntary Termination by us.
     An Involuntary Termination does not include: (i) a termination for cause; (ii) a transfer of employment among us and our affiliates; (iii) a temporary absence, such as a Family and Medical Leave Act leave or a temporary layoff in which the Senior Executive retains entitlement to re-employment; (iv) the Senior Executive’s death, disability or Retirement (as defined in the Executive Severance Plan); or (v) a voluntary termination by the employee.
     If the Senior Executive meets the criteria for payment of severance benefits due to an Involuntary Termination, we (or our successor) will pay him the following benefits in addition to any benefits he is due under our employee benefit plans and equity and incentive compensation plans:
a.	a lump sum payment equal to one and one-half times the Senior Executive’s annual base salary in effect immediately prior to his termination of employment; and

b.	outplacement services for a period of 12 months, but not in excess of $10,000.

(4)	The estimated value of all parachute payment tax gross-up payments was calculated utilizing the highest marginal tax rates.

     If Mr. Deaton were to have incurred an Involuntary Termination by him on December 31, 2008, he would have been eligible to receive no benefits under the Severance Plan since the amount of the severance benefits payable under his employment agreement exceeds the amount of the severance benefits payable under the Severance Plan.
     If Messrs. Ragauss, Crain, Barr and Craighead were to have incurred Involuntary Terminations on December 31, 2008, we estimate that the value of the payments and benefits described in clauses (a) and (b) above would be as follows:

Payment or Benefit	Peter A. Ragauss	Alan R. Crain	David H. Barr	Martin S. Craighead
Clause (a)	$852,000	$709,500	$675,000	$675,000
Clause (b)	$10,000	$10,000	$10,000	$10,000
TOTAL	$862,000	$719,500	$685,000	$685,000
     Mr. Clark retired from our employ on January 31, 2008. The amounts we paid to Mr. Clark in connection with his retirement are discussed below under the heading “Retirement Agreement With James R. Clark.”
     Mr. Barr will retire from employment with us on April 30, 2009. The amounts we will pay to Mr. Barr in connection with his retirement are discussed below under the heading “Retirement Agreement With David H. Barr.”
Equity Compensation Awards
     We have granted restricted stock awards, stock options, performance awards and performance stock units under the 2002 D&O Plan to Messrs. Deaton, Ragauss, Clark, Crain, Barr and Craighead as well as other Executives.
Restricted Stock Awards
Full Vesting of Restricted Stock Awards Upon a Change in Control
     If a change in control as defined in the Change in Control Agreements or as defined in the 2002 D&O Plan (a “2002 D&O Plan Change in Control”) were to have occurred on December 31, 2008, prior to the Senior Executive’s termination of employment with us, all of the Senior Executive’s then outstanding restricted stock awards granted by us would have become fully vested and nonforfeitable. For each Senior Executive, the number of shares with respect to which the forfeiture restrictions would have lapsed and the value of this accelerated vesting is specified above under the subheading “Payments in the Event of a Change in Control” under the heading “Change in Control Agreements.”
     For purposes of awards granted on or after July 24, 2008, the term “2002 D&O Plan Change in Control” has the same meaning as “Change in Control” for purposes of the Change in Control Agreements (discussed above under the heading “Change in Control Agreements” in the section entitled “Compensation Discussion and Analysis.”
     For purposes of awards granted prior to July 24, 2008, a 2002 D&O Plan Change in Control is deemed to occur if:
•	the individuals who are incumbent directors (within the meaning of the 2002 D&O Plan) cease for any reason to constitute a majority of the members of our Board of Directors;

•	the consummation of a merger of us or our affiliate with another entity, unless the individuals and entities who were the beneficial owners of our voting securities outstanding immediately prior to such merger own, directly or indirectly, at least 55 percent of the combined voting power of the voting securities of us, the surviving entity or the parent of the surviving entity outstanding immediately after such merger;

•	the consummation of a merger of us or our affiliate with another entity, unless the individuals who comprise our Board of Directors immediately prior thereto constitute at least a majority of the board of directors of the entity surviving the merger or any parent thereof (or a majority plus one member where such board is comprised of an odd number of members);

•	any person becomes a beneficial owner, directly or indirectly, of our securities representing 30 percent or more of the combined voting power of our then outstanding voting securities (not including any securities acquired directly from us or our affiliates);

•	a sale or disposition of all or substantially all of our assets is consummated (an “asset sale”), unless (i) the individuals and entities who were the beneficial owners of our voting securities immediately prior to such asset sale own, directly or indirectly, 55 percent or more of the combined voting power of the voting securities of the entity that acquires such assets in such asset sale or its parent immediately after such asset sale in substantially the same proportions as their ownership of our voting securities immediately prior to such asset sale; or (ii) the individuals who comprise our Board of Directors immediately prior to such asset sale constitute a majority of the board of directors or other governing body of either the entity that acquired such assets in such asset sale or its parent (or a majority plus one member where such board or other governing body is comprised of an odd number of directors); or

•	our stockholders approve a plan of complete liquidation or dissolution of us.
Full Vesting of Restricted Stock Awards Upon Termination of Employment by the Senior Executive for Good Reason or By Us Without Cause in Connection with a Potential Change in Control
     If on December 31, 2008, (i) we terminated the employment of a Senior Executive without cause prior to a 2002 D&O Plan Change in Control or (ii) the Senior Executive terminated his employment with us for good reason and, in the case of (i) or (ii), the event or circumstance occurred at the request or direction of the person who entered into an agreement with us, the consummation of which would constitute a 2002 D&O Plan Change in Control or is otherwise in connection with or in anticipation of a 2002 D&O Plan Change in Control, then all of the Senior Executive’s then outstanding restricted stock awards granted by us would have become fully vested and nonforfeitable.
     For this purpose the term “good reason” as defined in the 2002 D&O Plan includes: (i) the assignment to the Senior Executive of any duties inconsistent with the status of the Senior Executive’s position with us or a substantial adverse alteration in the nature or status of the Senior Executive’s responsibilities from those in effect immediately prior to the 2002 D&O Plan Change in Control; (ii) a reduction in the Senior Executive’s base salary; (iii) the relocation of the Senior Executive’s principal place of employment to a location more than 50 miles from the Senior Executive’s principal place of employment immediately prior to the 2002 D&O Plan Change in Control or our requiring the Senior Executive to be based anywhere other than such principal place of employment; (iv) our failure to pay the Senior Executive any portion of his current compensation or to pay him any portion of an installment of deferred compensation within seven days of the date the payment is due; (v) our failure to continue in effect any compensation plan in which the Senior Executive participated immediately prior to the 2002 D&O Plan Change in Control which is material to his total compensation or (vi) our failure to continue to provide the Senior Executive with benefits substantially similar to those enjoyed by him under any of our pension, savings, life insurance, medical, health and accident, or disability plans in which he was participating immediately prior to the 2002 D&O Plan Change in Control, or our taking any action that would materially reduce any of such benefits or deprive the Senior Executive of any material fringe benefit or perquisite enjoyed by the Senior Executive, or our failure to provide the Senior Executive with the number of paid vacation days to which he is entitled.
     For this purpose, the term “cause” as defined in the 2002 D&O Plan includes: (i) the willful and continued failure by the Senior Executive to substantially perform his duties or (ii) the willful engaging by the Senior Executive in conduct which is materially injurious to us or our affiliates.
     For each Senior Executive, the number of shares with respect to which the forfeiture restrictions would have lapsed and the value of this accelerated vesting is specified above under the subheading “Payments in the Event of a Change in Control” under the heading “Change in Control Agreements.”
Pro Rata Vesting of Restricted Stock Awards Upon Termination of Employment in Connection with the Sale of a Business Unit
     If (i) on December 31, 2008 we or one of our affiliates sold a business unit, (ii) on December 31, 2008 the Senior Executive’s employment with us terminated in connection with the sale and (iii) the sale did not constitute a 2002 D&O Plan Change in Control, a pro-rata portion of the Senior Executive’s then outstanding restricted stock awards granted by us would have become vested and nonforfeitable. The forfeiture restrictions would have lapsed as to that number of shares of restricted stock that were subject to forfeiture restrictions on December 31, 2008, multiplied by the applicable reduction factor, the number of days during the period commencing on the date of grant of the award and ending on December 31, 2008, divided by the number of days the Senior Executive would be required to work to achieve full vesting under the normal vesting provisions of the award.
Chad C. Deaton
     The substantial risk of forfeiture restrictions applicable to 42,215 shares of our stock granted to Mr. Deaton would have lapsed on December 31, 2008, if (i) on December 31, 2008, we or one of our affiliates sold a business unit, (ii) on December 31, 2008, Mr. Deaton’s employment with us terminated in connection with the sale and (iii) the sale did not constitute a 2002 D&O Plan Change in Control. The maximum value of this accelerated vesting of Mr. Deaton’s restricted stock awards would have been $1,353,835 ($32.07 per share value on December 31, 2008, multiplied by the number of our shares subject to each of Mr. Deaton’s unvested restricted stock awards, multiplied by the applicable reduction factors for the awards).
Peter A. Ragauss
     The substantial risk of forfeiture restrictions applicable to 31,123 shares of our stock granted to Mr. Ragauss would have lapsed on December 31, 2008, if (i) on December 31, 2008, we or one of our affiliates sold a business unit, (ii) on December 31, 2008, Mr. Ragauss’ employment with us terminated in connection with the sale and (iii) the sale did not constitute a 2002 D&O Plan Change in Control. The maximum value of this accelerated vesting of Mr. Ragauss’ restricted stock awards would have been $998,115 ($32.07 per share value on December 31, 2008, multiplied by the number of our shares subject to each of Mr. Ragauss’ unvested restricted stock awards, multiplied by the applicable reduction factors for the awards).
James R. Clark
     Mr. Clark retired from the Company on January 31, 2008. The amounts we paid to Mr. Clark in connection with his retirement are discussed below under the heading “Retirement Agreement With James R. Clark.”
Alan R. Crain
     The substantial risk of forfeiture restrictions applicable to 17,532 shares of our stock granted to Mr. Crain would have lapsed on December 31, 2008, if (i) on December 31, 2008, we or one of our affiliates sold a business unit, (ii) on December 31, 2008, Mr. Crain’s employment with us terminated in connection with the sale and (iii) the sale did not constitute a 2002 D&O Plan Change in Control. The maximum value of this accelerated vesting of Mr. Crain’s restricted stock awards would have been $562,251 ($32.07 per share value on December 31, 2008, multiplied by the number of our shares subject to each of Mr. Crain’s unvested restricted stock awards, multiplied by the applicable reduction factors for the awards).
David H. Barr
     The substantial risk of forfeiture restrictions applicable to 14,963 shares of our stock granted to Mr. Barr would have lapsed on December 31, 2008, if (i) on December 31, 2008, we or one of our affiliates sold a business unit, (ii) on December 31, 2008, Mr. Barr’s employment with us terminated in connection with the sale and (iii) the sale did not constitute a 2002 D&O Plan Change in Control. The maximum value of this accelerated vesting of Mr. Barr’s restricted stock awards would have been $479,863 ($32.07 per share value on December 31, 2008, multiplied by the number of our shares subject to each of Mr. Barr’s unvested restricted stock awards, multiplied by the applicable reduction factors for the awards). Mr. Barr will retire from employment with us on April 30, 2009. The amounts we will pay to Mr. Barr in connection with his retirement are discussed below under the heading “Retirement Agreement With David H. Barr.”
Martin S. Craighead
     The substantial risk of forfeiture restrictions applicable to 17,207 shares of our stock granted to Mr. Craighead would have lapsed on December 31, 2008, if (i) on December 31, 2008, we or one of our affiliates sold a business unit, (ii) on December 31, 2008, Mr. Craighead’s employment with us terminated in connection with the sale and (iii) the sale did not constitute a 2002 D&O Plan Change in Control. The maximum value of this accelerated vesting of Mr. Craighead’s restricted stock awards would have been $551,829 ($32.07 per share value on December 31, 2008, multiplied by the number of our shares subject to each of Mr. Craighead’s unvested restricted stock awards, multiplied by the applicable reduction factors for the awards).

Full Vesting of Restricted Stock Awards Upon the Senior Executive’s Termination of Employment Due to His Disability or His Death
     If the Senior Executive had terminated employment with us on December 31, 2008 due to death or due to disability, all of his then outstanding restricted stock awards granted by us would have become fully vested and nonforfeitable. For this purpose a Senior Executive is treated as having incurred a disability if he qualifies for long-term disability benefits under our long-term disability program. For each Senior Executive, the number of shares with respect to which the forfeiture restrictions would have lapsed and the value of this accelerated vesting is specified above under the subheading “Payments in the Event of a Change in Control” under the heading “Change in Control Agreements.”
Stock Options
Full Vesting of Stock Options Upon A Change in Control
     If a change in control (as defined in the Change in Control Agreements or the 2002 D&O Plan) were to have occurred on December 31, 2008, all of the then outstanding stock options granted by us to the Senior Executives would have become fully vested and exercisable. For each Senior Executive, the number of our shares for which the options would have become fully exercisable is specified above under the subheading “Payments in the Event of a Change in Control” under the heading “Change in Control Agreements.”
Full Vesting of Stock Options Upon Termination of Employment in Connection With a Change in Control or Upon Sale of a Business Unit
     If a 2002 D&O Plan Change in Control had occurred on December 31, 2008, and the Senior Executive had terminated employment with us for good reason (as defined in the 2002 D&O Plan) on December 31, 2008 or we had terminated the Senior Executive’s employment with us on December 31, 2008 for reasons other than cause (as defined in the 2002 D&O Plan) in connection with a change in control all of the then outstanding stock options granted by us to the Senior Executive would have become fully exercisable. If on December 31, 2008, we or one of our affiliates sold a business unit that employed the Senior Executive, all of the Senior Executive’s then outstanding stock options would have become fully exercisable. For each Senior Executive, the number of shares for which the options would have become fully exercisable is specified above under the subheading "Payments in the Event of a Change in Control” under the heading “Change in Control Agreements.”
Full Vesting of Stock Options Upon Retirement of Senior Executive
     If the Senior Executive had terminated employment on December 31, 2008, and the sum of his age and years of service with us equaled at least 65, all of the Senior Executive’s then outstanding stock options granted by us would have become fully vested and exercisable.
     Messrs. Deaton and Ragauss are not yet eligible to retire for purposes of their outstanding stock options.
     If Mr. Crain had terminated employment with us on December 31, 2008 due to retirement his options to purchase an aggregate of 42,573 of our shares, with a value of $32.07 per share would have become fully exercisable on December 31, 2008. Under the terms of Mr. Crain’s stock options, he would have to pay an aggregate of $3,200,682 to purchase these shares. Accordingly, the maximum value of the accelerated vesting of the options would have been $0 ($32.07 per share value on December 31, 2008, multiplied by 42,573 of our shares subject to the options minus $3,200,682, the aggregate exercise price for the options).
     If Mr. Barr had terminated employment with us on December 31, 2008 due to retirement his options to purchase an aggregate of 37,886 of our shares, with a value of $32.07 per share would have become fully exercisable on December 31, 2008. Under the terms of Mr. Barr’s stock options, he would have to pay an aggregate of $2,836,624 to purchase these shares. Accordingly, the maximum value of the accelerated vesting of the options would have been $0 ($32.07 per share value on December 31, 2008, multiplied by 37,886 of our shares subject to the options minus $2,836,624, the aggregate exercise price for the options). Mr. Barr will retire from employment with us on April 30, 2009. The amounts we will pay to Mr. Barr in connection with his retirement are discussed below under the heading “Retirement Agreement With David H. Barr.”
     If Mr. Craighead had terminated employment with us on December 31, 2008 due to retirement his options to purchase an aggregate of 34,678 of our shares, with a value of $32.07 per share would have become fully exercisable on December 31, 2008. Under the terms of Mr. Craighead’s stock options, he would have to pay an aggregate of $2,586,862 to purchase these shares. Accordingly, the maximum value of the accelerated vesting of the options would have been $0 ($32.07 per share value on December 31, 2008, multiplied by 34,678 of our shares subject to the options minus $2,586,862, the aggregate exercise price for the options).
     Mr. Clark terminated employment with us on January 31, 2008 due to retirement. On January 31, 2008, his options to purchase an aggregate of 54,688 of our shares with a value of $67.27 per share became fully exercisable due to Mr. Clark’s retirement. Under the terms of Mr. Clark’s stock options, he would have to pay an aggregate of $3,960,254 to purchase these shares. Accordingly, the maximum value of accelerated vesting of the options was $0 ($67.27 per share value on January 31, 2008, multiplied by 54,688 of our shares subject to the options minus $3,960,254, the aggregate exercise price for the options).
Full Vesting of Stock Options Upon Termination of Employment Due to Death or Disability of the Senior Executive
     If the Senior Executive had terminated employment on December 31, 2008, due to the disability of the Senior Executive (as determined by the 2002 D&O Plan committee) or due to the death of the Senior Executive, all of the Senior Executive’s then outstanding stock options granted by us would have become fully vested and exercisable. For each Senior Executive, the number of our shares for which stock options would have become fully exercisable and the value of the accelerated vesting of the options if on December 31, 2008 the Senior Executive terminated employment with us due to his death or disability is specified above under the heading “Full Vesting of Stock Options Upon a Change in Control.”
Performance Unit Awards
Pro Rata Payment of Performance Unit Awards Upon a Change in Control
     If a 2002 Change in Control were to have occurred on December 31, 2008, prior to the Senior Executive’s termination of employment with us, we, or our successor, would have paid the Senior Executive, in cash, an amount equal to $100 multiplied by the number of performance units specified in the Senior Executive’s performance unit award agreement, multiplied by the number of days during the performance period through December 30, 2008 divided by the number of days during the performance period. The amounts we or our successor would have paid are $5,338,579, $1,678,520, $1,208,108, $1,011,783, and $774,996 for Messrs. Deaton, Ragauss, Crain, Barr and Craighead, respectively.
     Mr. Clark retired from the Company on January 31, 2008 and accordingly would not receive any amounts under his performance unit awards as a result of a change of control. As discussed below under the heading “Retirement Agreement With James R. Clark,” we did agree to vest certain of Mr. Clark’s performance units in connection with his retirement.
Pro Rata Payment of Performance Unit Awards Upon Termination of Employment by the Senior Executive for Good Reason or By Us Without Cause in Connection with a Potential Change in Control
     If on December 31, 2008, (i) we terminated the employment of a Senior Executive without cause (within the meaning of the 2002 D&O Plan) prior to a 2002 D&O Plan Change in Control, or (ii) the Senior Executive terminated his employment with us for good reason (within the meaning of the 2002 D&O Plan) and, in the case of (i) or (ii), the circumstance or event occurred at the request or direction of the person who entered into an agreement with us the consummation of which would constitute such a change in control or is otherwise in connection with or in anticipation of such a change in control, we would have paid the Senior Executive, in cash, an amount equal to $100 multiplied by the number of performance units specified in the Senior Executive’s performance unit award agreement, multiplied by the number of days during the performance period through December 30, 2008 divided by the number of days during the performance period.
     The amounts we would have paid the Senior Executives are specified above under the heading "Pro Rata Payment of Performance Unit Awards Upon a Change in Control.”
Pro Rata Payment of Performance Unit Awards Upon the Senior Executive’s Termination of Employment Due to His Disability or His Death
     If the Senior Executive had terminated employment with us on December 31, 2008 due to disability or death prior to the last day of the performance period we would have paid him in a single sum in cash an amount equal to $100 multiplied by the number of performance units specified in the Senior Executive’s performance unit award agreement, multiplied by the number of days during the performance period through December 31, 2008, divided by the number of days during the performance period.

     The Senior Executive is treated as having incurred a disability for this purpose if he (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months receiving income replacement benefits for a period of not less than three months under our accident and health plan.
     If the Senior Executives had terminated employment with us on December 31, 2008 due to disability or death we would have paid, in single sums in cash, $7,750,864, $2,408,263, $1,759,758, $1,425,734 and $961,930 for Messrs. Deaton, Ragauss, Crain, Barr and Craighead, respectively.
Pro Rata Payment of Performance Unit Awards Upon the Senior Executive’s Termination of Employment Due to His Retirement
     If the Senior Executive had terminated employment with us on December 31, 2008 due to his retirement prior to the last day of the performance period, we would have paid in a single sum in cash an amount equal to the applicable performance unit value multiplied by the number of performance units specified in the Senior Executive’s performance unit award agreement, multiplied by the number of days during the performance period through December 30, 2008, divided by the number of days during the performance period.
     The Senior Executive is treated as having retired for this purpose if he terminates employment with us after the sum of his age and years of service with us is at least 65.
     Messrs. Deaton and Ragauss are not yet eligible to retire for purposes of their outstanding performance unit awards.
     If Mr. Crain had terminated employment with us on December 31, 2008 due to retirement and the over achievement level of performance is achieved for the performance unit award granted to him on January 25, 2006 and the expected value level of performance is achieved for the performance unit awards granted to him on January 24, 2007 and January 23, 2008, we would pay Mr. Crain, in cash, at the normal payment dates specified in the awards, the sums of $1,100,000 and $416,179 and $242,424 in complete settlement of his performance unit award granted under the 2002 D&O Plan on January 25, 2006, January 24, 2007 and January 23, 2008, respectively.
     If Mr. Barr had terminated employment with us on December 31, 2008 due to retirement and the over achievement level of performance is achieved for the performance unit award granted to him on January 25, 2006 and the expected value level of performance is achieved for the performance unit awards granted to him on January 24, 2007 and January 23, 2008, we would pay Mr. Barr, in cash, at the normal payment dates specified in the awards, the sums of $825,000 and $359,894 and $239,760 in complete settlement of his performance unit award granted under the 2002 D&O Plan on January 25, 2006, January 24, 2007 and January 23, 2008, respectively. Mr. Barr will retire from employment with us on April 30, 2009. The amounts we will pay to Mr. Barr in connection with his retirement are discussed below under the heading “Retirement Agreement With David H. Barr.”
     If Mr. Craighead had terminated employment with us on December 31, 2008 due to retirement and the expected over achievement level of performance is achieved for the performance unit award granted to him on January 25, 2006 and the expected value level of performance is achieved for the performance unit awards granted to him on January 24, 2007 and January 23, 2008, we would pay Mr. Craighead, in cash, at the normal payment dates specified in the awards, the sums of $371,400 and $349,703 and $239,760 in complete settlement of his performance unit award granted under the 2002 D&O Plan on January 25, 2006, January 24, 2007 and January 23, 2008, respectively.
     Mr. Clark retired from the Company on January 31, 2008. The amounts we paid to Mr. Clark in connection with his retirement are discussed below under the heading “Retirement Agreement With James R. Clark.”
Baker Hughes Incorporated Supplemental Retirement Plan
     Under the SRP the Senior Executives may elect to defer portions of their compensation. We also provide additional credits under the SRP to supplement the benefits provided under our qualified retirement plans. We will pay the benefits due the Senior Executives under the SRP in accordance with the Senior Executives’ payment selections.

Accelerated Vesting Upon Termination of Senior Executive’s Termination of Employment Due to His Retirement
     If the Senior Executive had terminated employment with us on December 31, 2008 due to his retirement, he would have had a fully nonforfeitable interest in his Company base thrift deferral account, Company pension deferral account and Company discretionary deferral account under the SRP. For this purpose, “retirement” means termination of employment with us on or after (i) attaining the age of 65 or (ii) attaining the age of 55 and completing ten years of service with us.
     Messrs. Deaton, Ragauss, Crain and Craighead are not yet eligible to retire for purposes of the SRP. However, due to their years of service with us Messrs. Deaton, Crain and Craighead have fully vested interests in all of their accounts under the SRP.
     Mr. Barr is eligible to retire for purposes of the SRP. Due to his years of service, Mr. Barr has a fully vested interest in all of his accounts under the SRP. We estimate that the value of Mr. Barr’s SRP accounts as of December 31, 2008 was $1,850,472.
     Mr. Clark was eligible to retire for purposes of the SRP. Due to his years of service, Mr. Clark had a fully vested interest in all of his accounts under the SRP. We estimate that the value of Mr. Clark’s SRP accounts as of January 31, 2008 was $2,159,402.
Accelerated Vesting Upon Termination of Senior Executive’s Termination of Employment Due to His Death or Disability
     If the Senior Executive had terminated employment with us on December 31, 2008 due to his death or his disability, he would have had a fully nonforfeitable interest in his company base thrift deferral account, company pension deferral account and company discretionary deferral account under the SRP without regard to his tenure with us. For this purpose, a Senior Executive has a disability if he is eligible for benefits under our long-term disability plan.
     Messrs. Deaton, Crain, Barr and Craighead have fully vested interests in all of their accounts under the SRP. We estimate that the value of the accelerated vesting of Mr. Ragauss’ interest in his SRP benefit if he had died or terminated employment with us due to disability on December 31, 2008 would have been $77,442, and that the full value of his SRP benefits he would have been paid would have been $224,539.
Payments Under the SRP Due to Termination of Employment of Senior Executive for Reason Other Than Retirement or Death
     If the Senior Executive had terminated employment with us on December 31, 2008 due to his resignation (rather than due to his retirement or disability) he would have been entitled to receive his then vested interest in his accounts under the SRP. The estimated values of the Senior Executives’ vested interests in their SRP accounts as of December 31, 2008 are $2,698,531, $147,097, $1,026,890, $1,850,472 and $647,488, for Messrs. Deaton, Ragauss, Crain, Barr and Craighead, respectively.
Retirement Agreement With James R. Clark
     We entered into a retirement agreement with Mr. James R. Clark dated August 30, 2007 that remains in effect through January 31, 2009. Mr. Clark retired from the Company on January 31, 2008. Under Mr. Clark’s retirement agreement, in consideration of Mr. Clark’s signing a release of claims against us and his continued employment with us through January 31, 2008, the substantial risk of forfeiture restrictions applicable to 17,232 of our shares subject to restricted stock awards granted by us under the 2002 D&O Plan lapsed on January 31, 2008. The aggregate value of the accelerated vesting of Mr. Clark’s restricted stock awards is $1,159,197 ($67.27 per share value at the close of business on January 30, 2008, multiplied by 17,232 shares). The accelerated vesting of the restricted stock awards resulted in additional compensation cost of $448,962 for the excess fair value of the modified awards over the fair value of the original awards. In addition, under Mr. Clark’s retirement agreement we vested 3,333 and 7,585 of the performance units we granted to Mr. Clark under the 2002 D&O Plan in 2006 and in 2007, respectively, that would otherwise have been forfeited. The aggregate value of the accelerated vesting of Mr. Clark’s performance units is $1,425,100, assuming that the overachievement level of performance is achieved for the performance units granted in 2006 and the expected value level of performance is achieved for the performance units granted in 2007. During 2008 Mr. Clark performed consulting services for us for a fee of approximately $57,917 per month.

Retirement Agreement With David H. Barr
     We entered into a retirement agreement with David H. Barr dated February 25, 2009. Mr. Barr will retire from employment with us on April 30, 2009. Under Mr. Barr’s retirement agreement, in consideration of Mr. Barr’s signing a release of claims against us and his provision of consulting services for us through October 31, 2010, the substantial risk of forfeiture restrictions applicable to 5,984 of our shares subject to restricted stock awards granted by us under the 2002 D&O Plan will lapse on April 30, 2009. Under the terms and conditions of the stock options granted by us to Mr. Barr, as a result of Mr. Barr’s retirement on April 30, 2009 his options to purchase an aggregate of 28,978 shares will become fully exercisable on April 30, 2009. Under the terms of such stock options Mr. Barr would have to pay an aggregate of $2,205,451 to purchase these shares. The maximum value of the accelerated vesting of the options would be the per share value of our common stock on April 30, 2009, multiplied by 75,541 of our shares subject to the options minus $3,564,159, the aggregate exercise price for the options. Under the terms and conditions of Mr. Barr’s performance units granted on January 24, 2007 and January 23, 2008, Mr. Barr will forfeit 1,213 of the 5,403 performance units granted on January 24, 2007 and will also forfeit 4,014 of the 7,200 of the performance units granted on January 23, 2008. Assuming that the expected value level of performance is achieved for the performance units granted in 2007 and 2008, on the normal payment dates specified in the awards, we will pay to Mr. Barr, in cash, the sums of $419,000 and $318,600 in complete settlement of his performance unit awards granted under the 2002 D&O Plan on January 24, 2007 and January 23, 2008, respectively. Mr. Barr will be eligible to receive a prorated annual incentive bonus for the 2009 performance period in the aggregate amount of $105,000 assuming that the performance goals are achieved at the expected value level of performance. We will transfer to Mr. Barr his corporate country club membership. We estimate that the value of this benefit is approximately $27,500. For the period commencing on May 1, 2009 and ending on October 31, 2010, Mr. Barr will perform consulting services for us for a fee of $39,500 per month.

DIRECTOR COMPENSATION
     The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of the Company’s independent non-management directors during the fiscal year ended 2008. For a description of the fees and other awards payable to the Company’s directors, please refer to the section titled “Corporate Governance — Board of Directors” contained elsewhere in this proxy statement.

					Non-Equity
					Incentive Plan	All Other
	Fees Earned or		Stock Awards	Option Awards	Compensation	Compensation
Name	Paid in Cash ($)		($) (1,2)	($) (1,2)	($)	($)		Total ($)
Larry D. Brady	$81,852		$97,211	$15,993	$0	$26,532	(3)	$221,588
Clarence P. Cazalot, Jr.	$85,000		$97,211	$15,993	$0	$0		$198,204
Edward P. Djerejian	$70,000		$97,211	$15,993	$0	$22,091	(3)	$205,295
Anthony G. Fernandes	$85,000	(4)	$97,211	$15,993	$0	$19,207	(3)	$217,411
Claire W. Gargalli	$70,000		$97,211	$15,993	$0	$0		$183,204
Pierre H. Jungels	$70,000		$88,875	$15,993	$0	$0		$174,868
James A. Lash	$75,000		$97,211	$15,993	$0	$18,633	(3)	$206,837
James F. McCall	$78,141		$99,986 (5)	$15,993 (5)	$0	$20,982	(3)	$215,102
J. Larry Nichols	$75,000		$97,211	$15,993	$0	$20,698	(3)	$208,902
H. John Riley, Jr.	$80,000	(4)	$97,211	$15,993	$0	$20,998	(3)	$214,202
Charles L. Watson	$70,000		$97,211	$15,993	$0	$20,998	(3)	$204,202

(1)	A restricted stock grant was made on January 23, 2008 valued at $69.92 per share. Stock option grants were made on January 23, 2008 and August 11, 2008 at an exercise price of $69.92 and $77.20, respectively, and a SFAS 123(R) value of $21.36 and $25.87 per share, respectively. For both stock and stock option grants, the value shown is what is also included in the Company’s financial statements per SFAS 123(R). See the Company’s Annual Report for the years ended December 31, 2008 for a complete description of the SFAS 123(R) valuation.

(2)	The following table shows the aggregate number of stock awards and options awards outstanding for each director as of December 31, 2008 as well as the grant date fair value of stock awards and option grants made during 2008:

			Grant Date Fair Value of Stock
	Aggregate Stock Awards	Aggregate Option Awards	and Option Awards made during
Name	Outstanding as of December 31	Outstanding as of December 31	2008
Larry D. Brady	5,043	2,243	$115,979
Clarence P. Cazalot, Jr.	5,973	3,970	$115,979
Edward P. Djerejian	5,973	1,989	$115,979
Anthony G. Fernandes	5,973	11,765	$115,979
Claire W. Gargalli	5,973	3,970	$115,979
Pierre H. Jungels	3,838	1,656	$115,979
James A. Lash	5,973	3,970	$115,979
James F. McCall	5,973	1,989	$115,979
J. Larry Nichols	5,973	3,970	$115,979
H. John Riley, Jr.	5,973	3,970	$115,979
Charles L. Watson	5,973	14,007	$115,979

(3)	Amount includes perquisite payments to cover spousal airfare, meals, cultural education and gross-ups for taxes associated with certain Board of Director meetings during 2008.

(4)	Messrs. Fernandes and Riley previously elected to have their fees deferred and thus the amounts shown above were paid to their deferred compensation accounts pursuant to the Director Compensation Deferral Plan (discussed below).

(5)	Upon Mr. McCall’s retirement from the Board in April, his stock awards and option awards will be fully vested in accordance with the terms and conditions of the awards.

     The Baker Hughes Incorporated Director Compensation Deferral Plan, as amended and restated effective January 1, 2009 (the “Deferral Plan”), is intended to provide a means for members of our Board of Directors to defer compensation otherwise payable and provide flexibility with respect to our compensation policies. Under the provisions of the Deferral Plan, directors may elect to defer income with respect to each calendar year. The compensation deferrals may be stock option-related deferrals or cash-based deferrals.

COMPENSATION COMMITTEE REPORT
     The Compensation Committee held seven meetings during fiscal year 2008. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement to be delivered to stockholders.
H. John Riley, Jr. (Chairman)
Edward P. Djerejian
Claire W. Gargalli
Pierre H. Jungels
J. Larry Nichols
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     The Compensation Committee consists of Messrs. Riley (Chairman), Djerejian, Jungles, Nichols and Ms. Gargalli, all of whom are independent non-management directors. None of the Compensation Committee members has served as an officer or employee of the Company, and none of the Company’s executive officers has served as a member of a compensation committee or board of directors of any other entity which has an executive officer serving as a member of the Company’s Board of Directors.

AUDIT/ETHICS COMMITTEE REPORT
     The Audit/Ethics Committee is comprised of six members, each of whom is independent, as defined by the standards of the NYSE, the rules of the SEC, and under the Company’s policy for director independence (“Policy for Director Independence,” attached as Annex B to this Proxy Statement). Under the Charter of the Audit/Ethics Committee (attached as Annex C to this Proxy Statement), the Audit/Ethics Committee assists the Board of Directors in overseeing matters relating to the accounting and reporting practices of the Company, the adequacy of the Company’s disclosure controls and internal controls, the quality and integrity of the quarterly and annual financial statements of the Company, the performance of the Company’s internal audit function and the review and pre-approval of the current year audit and non-audit fees with the Company’s Independent Registered Public Accounting Firm. The Audit/Ethics Committee also oversees the Company’s policies with respect to risk assessment and risk management and compliance programs relating to legal and regulatory requirements.
     During the year ended December 31, 2008, the Audit/Ethics Committee held fourteen meetings and otherwise met and communicated with management and with Deloitte & Touche LLP, the Company’s Independent Registered Public Accounting Firm for 2008. Deloitte & Touche discussed with the Audit/Ethics Committee various matters under applicable auditing standards, including information regarding the scope and results of the audit and other matters required to be discussed by the Statement on Auditing Standards No. 114, “The Auditor’s Communication with Those Charged with Governance.” The Audit/Ethics Committee also discussed with Deloitte & Touche its independence from the Company and received the written disclosures and the letter from Deloitte & Touche concerning independence as required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence.” The Audit/Ethics Committee also reviewed the provision of services by Deloitte & Touche not related to the audit of the Company’s financial statements and not related to the review of the Company’s interim financial statements as it pertains to the independence of Deloitte & Touche. Deloitte & Touche also periodically reported the progress of its audit of the effectiveness of the Company’s internal control over financial reporting.
     The Audit/Ethics Committee reviewed and discussed with management the Company’s financial results prior to the release of earnings. In addition, the Audit/Ethics Committee reviewed and discussed with management, the Company’s internal auditors and Deloitte & Touche the interim financial information included in the March 31, 2008, June 30, 2008 and September 30, 2008 Form 10-Qs prior to their being filed with the SEC. The Audit/Ethics Committee also reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2008 with management, the Company’s internal auditors and Deloitte & Touche. Deloitte & Touche informed the Audit/Ethics Committee that the Company’s audited financial statements are presented fairly in conformity with accounting principles generally accepted in the United States of America. The Audit/Ethics Committee also monitored and reviewed the Company’s procedures and policies relating to the requirements of Section 404 of the Sarbanes-Oxley Act and related regulations.
     Based on the review and discussions referred to above, and such other matters deemed relevant and appropriate by the Audit/Ethics Committee, the Audit/Ethics Committee recommended to the Board of Directors, and the Board has approved, that the financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.
Anthony G. Fernandes (Chairman)
Larry D. Brady
Clarence P. Cazalot, Jr.
James A. Lash
James F. McCall
J. Larry Nichols

PROPOSAL NO. 2
RATIFICATION OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Audit/Ethics Committee has selected the firm of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm to audit the Company’s books and accounts for the year ending December 31, 2009. Deloitte & Touche served as our Independent Registered Public Accounting Firm for fiscal year 2008. While the Audit/Ethics Committee is responsible for the appointment, compensation, retention, termination and oversight of the Independent Registered Public Accounting Firm, we are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of Deloitte & Touche as our principal Independent Registered Public Accounting Firm. If the stockholders fail to ratify the selection, the Audit/Ethics Committee will reconsider whether to retain Deloitte & Touche and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit/Ethics Committee may, in its discretion, direct the appointment of a different Independent Registered Public Accounting Firm at anytime during the year if it determines that such change would be in the Company’s best interests and in the best interests of our stockholders.
     Deloitte & Touche’s representatives will be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions asked by our stockholders.
Recommendation of the Board of Directors
     Your Board of Directors recommends a vote “FOR” ratification of the selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2009.
FEES PAID TO DELOITTE & TOUCHE LLP
     Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte Entities”) billed or will bill the Company or its subsidiaries for the aggregate fees set forth in the table below for services provided during 2008 and 2007. These amounts include fees paid or to be paid by the Company for (i) professional services rendered for the audit of the Company’s annual financial statements, review of quarterly financial statements and audit services related to the effectiveness of the Company’s internal control over financial reporting, (ii) assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and (iii) professional services rendered for tax compliance, tax advice, and tax planning.

	2008	2007
	(in millions)	(in millions)
Audit fees	$11.6	$10.2
Audit-related fees	1.6	0.1
Tax fees	0.8	1.2
Total	$14.0	$11.5
     Audit fees include fees related to the audit of the Company’s annual financial statements, review of quarterly financial statements and audit services related to the effectiveness of the Company’s internal control over financial reporting. Audit-related fees consist primarily of attestation services related to business restructurings and services associated with our debt offering.
     Tax fees are primarily for the preparation of income, payroll, value added and various other miscellaneous tax returns in 25 of the more than 90 countries where the Company operates. The Company also incurs local country tax advisory services in these countries. Examples of these kinds of services are assistance with audits by the local country tax authorities, acquisition and disposition advice, consultation regarding changes in legislation or rulings and advice on the tax effect of other structuring and operational matters.
     In addition to the above services and fees, Deloitte Entities provide audit and other services to various Company sponsored employee benefit plans which fees are incurred by and paid by the respective plans. Fees paid to Deloitte Entities for these services totaled approximately $0.2 million in 2008 and $0.3 million in 2007.

Pre-Approval Policies and Procedures
     The Audit/Ethics Committee has adopted guidelines for the pre-approval of audit and permitted non-audit services by the Company’s Independent Registered Public Accounting Firm. The Audit/Ethics Committee will consider annually and, if appropriate, approve the provision of audit services by its Independent Registered Public Accounting Firm and consider and, if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit/Ethics Committee will also consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. Any proposed engagement with estimated non-audit fees of $15,000 or more that does not fit within the definition of a pre-approved service are presented to the Chairman of the Audit/Ethics Committee for pre-approval. The Chairman of the Audit/Ethics Committee will report any specific approval of services at its next regular meeting. The Audit/Ethics Committee will review a summary report detailing all services being provided to the Company by its Independent Registered Public Accounting Firm. All of the fees and services described above under “audit fees,” “audit-related fees” and “tax fees” were approved under the Guidelines for Pre-Approval of Audit and Non-Audit Fees of the Independent Registered Public Accounting Firm and pursuant to Section 202 of SOX.

PROPOSAL NO. 3
PROPOSAL TO APPROVE AMENDMENT OF
THE BAKER HUGHES INCORPORATED
EMPLOYEE STOCK PURCHASE PLAN
     The Board of Directors adopted the Baker Hughes Incorporated Employee Stock Purchase Plan (“ESPP” or the “Plan”), as amended and restated February 26, 2009, to be effective February 26, 2009, subject to stockholder approval. A copy of the ESPP is attached as Annex A to this Proxy Statement. The ESPP is intended to qualify as an “employee stock purchase plan” under section 423 of the Internal Revenue Code of 1986, as amended. The Plan was initially adopted in 1976 and has been continuously available to employees to encourage and enable Company employees to acquire the Company’s Common Stock at a favorable price and upon favorable terms in order to furnish an incentive to advance the best interests of the Company for the mutual benefit of the employees, the Company and the Company’s stockholders. The ESPP currently has a stockholder-approved 14.5 million shares authorized for issuance, with a remaining balance of approximately 1 million shares to be issued. The amended and restated Plan is being presented to the stockholders for approval of the increase in the shares authorized for issuance by 8.0 million, for a total of 22.5 million shares authorized for issuance under the Plan.
General
     All employees of the Company and any affiliate of the Company that has adopted the Plan are eligible to participate if the employee is scheduled to work at least 20 hours per pay period during the option period, is an employee at the beginning of the option period, and his or her employment continues uninterrupted throughout the option period until the date of exercise, except the following employees are not eligible to participate: (i) any employee who is a citizen of a foreign country that prohibits foreign corporations from granting stock options to its citizens, and (ii) any employee who, immediately after the option is granted, owns 5% or more of the total combined voting power or value of all classes of stock of the Company or of a subsidiary. Through payroll deductions ranging from 1% to 10%, employees accumulate funds which are used at the end of the year to purchase shares of the Company’s Common Stock at the “option price,” which is equal to 85% of the lower of the fair market value of the stock on the “date of grant” (i.e., the first business day of the option period) or on the “date of exercise” (i.e., the last business day of the option period). An employee must authorize payroll deductions prior to the start of the option period in order to participate. Payroll deductions are accumulated interest free until the end of the option period. On the last business day of the option period, a participant is deemed to have exercised the option to purchase as many whole and fractional shares as the participant’s payroll deductions will allow at the option price.
     Under the Plan, the Board of Directors or the Compensation Committee has the discretion (i) to revise the discounted purchase price to a percentage that is higher than 85% (e.g., 95% of the fair market value of the price of a share of Common Stock on the date of valuation), (ii) to determine the option price as the fair market value on the date of exercise instead of the lower of the fair market value on the date of grant or the date of exercise, and (iii) to establish an option period that is other than the current 12-month period provided in the Plan (e.g., 3 months or 6 months). These provisions provide the flexibility to address the stock option expensing provisions of the Financial Accounting Standards Board Statement of Financial Accounting Standards (“SFAS”) No. 123, Accounting for Stock-Based Compensation, as amended by SFAS No. 148, Stock-Based Compensation — Transition and Disclosure. Under the current provisions of SFAS No. 123, stock options are not required to be expensed if the discounted price is 95% or higher and if the option price is determined as the fair market value on the date of exercise.
     A participant can decrease (but not increase) his or her contribution percentage once during the year and can discontinue participation in the ESPP by reducing his or her contribution percentage to zero. If a participant discontinues participation, any payroll contributions accumulated up to that point will be held until the end of the option period, when shares of the Company’s Common Stock will be purchased. A participant may withdraw completely from the ESPP, and all payroll contributions up to the date of withdrawal will be refunded. If a participant withdraws completely from the ESPP, he or she cannot participate in the ESPP until the next option period.
     An employee is not eligible to participate in the ESPP if, immediately after the option is granted, the employee owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of a subsidiary. Further, the fair market value of shares of Common Stock purchased in any calendar year is limited to $25,000 (determined based upon the value of the shares on the date of grant of the option), and the ESPP limits the number of shares purchased to a maximum of 2,500 shares in any calendar year.

Administration; Amendment and Termination
     The Board of Directors or the Compensation Committee may amend the Plan at any time and from time to time, subject to the limitation that approval by a majority vote of the holders of the outstanding securities of the Company are required to amend the Plan (i) to materially increase the benefits accruing to participants, (ii) to materially increase the number of securities which may be issued under the Plan, or (iii) to materially modify the requirements as to eligibility for participation in the Plan.
Plan Benefits
     The number of shares that may be purchased by a participant under the ESPP is discretionary, and the value of the Common Stock purchased by ESPP participants will vary based on the fair market value of the Company’s Common Stock at the commencement of the option period or at the end of the option period. Accordingly, the number of shares that will be purchased by the senior executives, executive officers as a group, non-executive directors as a group and non-executive officers as a group in the future are not currently determinable. Directors who are also not employees of the Company are not eligible to participate in the ESPP.
Federal Income Tax Consequences Relating to the ESPP
     The following discussion of certain federal income tax consequences relating to the ESPP is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), including related regulations and the Internal Revenue Service guidance, in effect on the date of this Proxy Statement. The discussion is limited to the United States tax consequences, and the tax consequences may vary depending on the personal circumstances of the individual participants.
     The Plan and the right of the Plan participants to purchase shares of Common Stock under the Plan are intended to qualify as an “employee stock purchase plan” under the provisions of section 423 of the Code. A participant’s payroll contributions are made on an after-tax basis, but the grant of the option and the purchase of shares on the date of exercise are not taxable events for the participant. However, a participant may become liable for income tax upon dispositions of shares acquired under the Plan, and the tax consequences will depend on how long a participant has held the shares prior to the disposition. The Company may also have a deduction as a result of the disposition.
     If a participant disposes of the shares in a “qualifying disposition” — a disposition of the shares that occurs (a) at least two years after the date of grant, which is the date of the beginning of the option period and (b) at least one year after the date of exercise, which is the date shares are purchased under the Plan (or if the participant dies while owning the shares) the participant will have the following tax consequences. In the year of the disposition, the participant will include in his taxable ordinary income the lesser of (a) the excess of fair market value of the shares at the date of grant of the option over the option price (i.e., the 85% discounted price), or (b) the excess of the fair market value of the shares at the time of the disposition (or death) over the option price. Any further gain on the disposition will generally be taxed as long-term capital gain. If the shares are sold at a price that is less than the option price, the difference would be a long-term capital loss for the participant. No deduction is allowed to the Company in a qualifying disposition.
     When shares are disposed of prior to the expiration of either the two-year or one-year holding period described above, the disposition is a “disqualifying disposition.” In the year of the disqualifying disposition, the participant will include in his taxable ordinary income the amount by which the fair market value of the shares on the date of exercise exceeds the option price (i.e., the 85% discounted price). This excess amount is taxable to the participant even if no gain is realized on the disposition and even if the shares are disposed of for less than the fair market value on the date of exercise. The participant will have capital gain if there is any gain above the ordinary income amount, and he will have capital loss if the shares are sold for an amount that is less than the fair market value on the date of exercise. The capital gain or capital loss will be short- or long-term capital gain or loss depending on the period of time which the participant held the shares. In the event of a disqualifying disposition, the Company will be allowed a deduction for federal income tax purposes equal to the ordinary income realized by the participant disposing of the shares.
     Currently, the Company is not required to withhold employment or income taxes upon the exercise of options under the Plan. However, the Internal Revenue Service may issue guidance in the future requiring the Company to withhold employment and income taxes upon the exercise of options granted under plans that qualify under section 423 of the Code.
Recommendation of the Board of Directors
     Your Board of Directors recommends a vote FOR approval of amendment of the Baker Hughes Incorporated Employee Stock Purchase Plan.

PROPOSAL NO. 4
STOCKHOLDER PROPOSAL NO. 1 REGARDING
CALLING SPECIAL SHAREOWNERS MEETINGS
The following proposal was submitted to Baker Hughes by Nick Rossi (with an address of P.O. Box 249, Boonville, California 95415 and a legal proxy to Mr. John Chevedden and/or his designee, with an address of 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278) who is the owner of 1,000 shares of the Company’s Common Stock, and is included in this Proxy Statement in compliance with SEC rules and regulations. The proposed resolution and supporting statement, for which the Board of Directors and the Company accept no responsibility, are set forth below.
3 — Special Shareowner Meetings
RESOLVED, Shareowners ask our board to take the steps necessary to amend our bylaws and each appropriate governing document to give holders of 10% of our outstanding common stock (or the lowest percentage allowed by law above 10%) the power to call special shareowner meetings. This includes that such bylaw and/or charter text will not have any exception or exclusion conditions (to the fullest extent permitted by state law) that apply only to shareowners but not to management and/or the board.
Statement of Nick Rossi
Special meetings allow shareowners to vote on important matters, such as electing new directors, that can arise between annual meetings. If shareowners cannot call special meetings, management may become insulated and investor returns may suffer. Shareowners should have the ability to call a special meeting when a matter is sufficiently important to merit prompt consideration.
Fidelity and Vanguard have supported a shareholder right to call a special meeting. The proxy voting guidelines of many public employee pension funds also favor this right.

This proposal topic also won from 55% to 69%-support (based on 2008 yes and no votes) at the following companies:
Entergy (ETR)	Emil Rossi (Sponsor)
International Business Machines (IBM)	Emil Rossi
Merck & Co. (MRK)	William Steiner
Kimberly-Clark (KMB)	Chris Rossi
CSX Corp. (CSX)	Children’s Investment Fund
Occidental Petroleum (OXY)	Emil Rossi
FirstEnergy Corp. (FE)	Chris Rossi
Marathon Oil (MRO)	Nick Rossi
The merits of this Special Shareowner Meetings proposal should also be considered in the context of the need for improvements in our company’s corporate governance and in individual director performance. In 2008 the following governance and performance issues were identified:
•	We had no shareholder right to:
Cumulative voting.
Act by written consent.
Call a special meeting.
An Independent Chairman.
•	In May 2005 our Board made it more difficult for shareholders to fill vacancies on our board.
•	Our board made sure that we could not vote on this well-established proposal topic of Special Shareowner Meetings at our 2008 annual meeting. Reference: Baker Hughes Incorporated (March 4, 2008) no action letter available through SECnet http://secnet.cch.com.

•	Larry Brady, of our Audit Committee, was designated as an “Accelerated Vesting” director by The Corporate Library www.thecorporatelibrary.com, an independent investment research firm, due to his involvement with accelerating stock option vesting to avoid recognizing the related expense.

•	Our directors, who had added responsibility by serving in on our key board committees, also served on these three boards rated “D” by The Corporate Library:

Edward Djerejian	Occidental Petroleum (OXY)
Larry Nichols	Devon Energy (DVN)
Clarence Cazalot	Marathon Oil (MRO)
The above concerns shows there is need for improvement. Please encourage our board to respond positively to this proposal:
Special Shareowner Meetings —
Yes on 3

Recommendation of the Board of Directors
     The Company's Bylaws, consistent with the requirements of Delaware corporate law, provide that a special meeting of stockholders may be called at any time by the Board of Directors or by a duly designated committee of the Board of Directors. The Board believes that these provisions are appropriate and effective for a public company of our size.
     Special meetings of stockholders should only be held in response to exceptional events or circumstances that cannot wait until the next annual meeting. The Board has a fiduciary duty to determine when it is in the best interests of the stockholders as a whole to incur the financial and administrative expense of holding a special meeting. Our existing governance practices demonstrate a clear commitment to accountability and effective management.
     Adoption of the proposal would potentially allow a minority special interest group to be disruptive to business operations and would invite significant expenditures in preparing disclosure documents, printing and mailing costs, and time commitment of the Board and senior management.
     Your Board of Directors recommends a vote AGAINST approval of Stockholder Proposal No. 1 regarding Calling Special Shareowners Meetings.
ANNUAL REPORT
     The 2008 Annual Report on Form 10-K of the Company (the “Annual Report”), which includes audited financial statements for the fiscal year ended December 31, 2008, accompanies this Proxy Statement only if you have requested that a copy of this Proxy Statement be mailed to you. The Annual Report also is available electronically by following the instructions in the E-Proxy Notice, as described in the “Proxy Statement — Information About the Notice of Internet Availability of Proxy Materials” section of this Proxy Statement. However, the Annual Report is not part of the proxy soliciting information.
INCORPORATION BY REFERENCE
     To the extent that this Proxy Statement is incorporated by reference into any other filing by Baker Hughes under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Compensation Committee Report” and “Audit/Ethics Committee Report” (to the extent permitted by the rules of the SEC) as well as the annexes to this Proxy Statement, will not be deemed incorporated unless specifically provided otherwise in such filing. Information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.
STOCKHOLDER PROPOSALS
     Proposals of stockholders intended to be presented at the 2010 Annual Meeting must be received by the Company by November 13, 2009 to be properly brought before the 2010 Annual Meeting and to be considered for inclusion in the Proxy Statement and form of proxy relating to that meeting. Such proposals should be mailed to the Company’s Corporate Secretary, c/o Baker Hughes Incorporated, 2929 Allen Parkway, Suite 2100, Houston, Texas 77019. Nominations of directors by stockholders must be received by the Chairman of the Governance Committee of the Company’s Board of Directors, P.O. Box 4740, Houston, Texas 77210-4740 or the Corporate Secretary, c/o Baker Hughes Incorporated, 2929 Allen Parkway, Suite 2100, Houston, Texas 77019 between October 14, 2009 and November 13, 2009 to be properly nominated before the 2010 Annual Meeting, although the Company is not required to include such nominees in its Proxy Statement.
OTHER MATTERS
     The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any additional matter should be presented properly, it is intended that the enclosed proxy will be voted in accordance with the discretion of the persons named in the proxy.

ANNEX A
BAKER HUGHES INCORPORATED
EMPLOYEE STOCK PURCHASE PLAN
(As Amended and Restated
Effective as of February 26, 2009)

BAKER HUGHES INCORPORATED
EMPLOYEE STOCK PURCHASE PLAN
(As Amended and Restated
Effective as of February 26, 2009)
W I T N E S S E T H :
     WHEREAS, the Baker Hughes Incorporated 1987 Employee Stock Purchase Plan was adopted for the benefit of the eligible employees of Baker Hughes Incorporated; and
     WHEREAS, the Plan has, from time to time, been amended and restated; and
     WHEREAS, the Company desires to restate the Plan and to amend the Plan to increase by eight million (8,000,000) shares the number of shares available under the Plan from 14,500,000 to 22,500,000, and to make revisions to other provisions of the Plan;
     NOW THEREFORE, the Plan is hereby amended and restated in its entirety as follows with no interruption in time, effective as of February 26, 2009, except as otherwise indicated herein:

BAKER HUGHES INCORPORATED
EMPLOYEE STOCK PURCHASE PLAN
(As Amended and Restated
Effective as of February 26, 2009)

ARTICLE 7 EXTENSION OF PLAN TO EMPLOYERS	15
7.1 Adoption by Employers	15
7.2 Single Plan	16
7.3 No Joint Venture Implied	16

ARTICLE 8 MISCELLANEOUS	16
8.1 Use of Funds; No Interest Paid	16
8.2 Amendment to the Plan	17
8.3 Plan Not an Employment Contract	17
8.4 Beneficiary(ies)	17
8.5 Severability	17
8.6 Binding Effect	17
8.7 Limitation on Liability	17
8.8 Arbitration	17
8.9 Governing Law	18

BAKER HUGHES INCORPORATED
EMPLOYEE STOCK PURCHASE PLAN
(As Amended and Restated
Effective as of February 26, 2009)
ARTICLE 1: PURPOSE
     1.1 Purpose.
     (a) The purpose of the BAKER HUGHES INCORPORATED EMPLOYEE STOCK PURCHASE PLAN (the “Plan”) is to encourage and enable Eligible Employees (defined below) to voluntarily acquire proprietary interests in BAKER HUGHES INCORPORATED (the “Company”) through the ownership of the Company’s Common Stock (defined below) at a favorable price and upon favorable terms and to furnish to the Eligible Employees an incentive to advance the best interests of the Company for the mutual benefit of the Eligible Employees, the Company and the Company’s stockholders. The Plan is intended to qualify as an “employee stock purchase plan” under section 423 of the Code (defined below). Accordingly, the provisions of the Plan shall be construed in a manner consistent with the requirements of that Code section.
     (b) Subject to approval by the Company’s stockholders, the provisions of Section 5.1 shall become effective as of February 26, 2009.
ARTICLE 2: DEFINITIONS
2.1 Definitions.
     “Affiliate” means (a) any entity which is a member of the same controlled group of corporations within the meaning of section 414(b) of the Code, (b) a trade or business (whether or not incorporated) which is under common control (within the meaning of section 414(c) of the Code), or (c) any entity which is a member of the same affiliated service group (within the meaning of section 414(m) of the Code), with the Company.
     “Beneficiary” or “Beneficiaries” shall be as determined pursuant to the provisions of Section 8.4.
     “Board” means the Board of Directors of the Company.
     “Code” means the Internal Revenue Code of 1986, as amended. References to sections of the Code shall include the regulations issued thereunder.
     “Committee” means the Administrative Committee that may be appointed by the Compensation Committee as a Plan Administrator.
     “Common Stock” means the $1 par value common stock of the Company.
     “Company” means Baker Hughes Incorporated, a Delaware corporation.

     “Compensation Committee” means the Compensation Committee of the Board.
     “Date of Exercise” means, for each Option Period, the last day that the principal securities exchange on which the Common Stock is listed is open for trading.
     “Date of Grant” means the date on which Options are granted, as such date is determined by the Board or the Compensation Committee.
     “Eligible Compensation” means a Participant’s base salary or wages measured on an annual basis (as defined in section 3401(a) of the Code for purposes of federal income tax withholding) from the Company, modified by including any portion thereof that such Participant could have received in cash in lieu of (a) any deferrals made by the Participant pursuant to the Baker Hughes Incorporated Supplemental Retirement Plan or (b) elective contributions made on his behalf by the Company pursuant to a qualified cash or deferred arrangement described in section 401(k) of the Code and any elective contributions under a cafeteria plan described in section 125 of the Code, and modified further by excluding any bonus, incentive compensation, commissions, expense reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation (other than elective contributions to the Company’s qualified cash or deferred arrangement described in section 401(k) of the Code), welfare benefits as defined in the Employee Retirement Income Security Act of 1974, as amended, overtime pay, special performance compensation amounts and severance compensation.
     “Eligible Employee” means each Employee who is scheduled to work at least 20 hours per pay period during the Option Period, and subject to the provisions of Section 3.2(f), is an Employee at the beginning of the Option Period; provided, that the following Employees shall not be eligible to participate in the Plan:
     (a) an Employee who is a citizen of a foreign country that prohibits foreign corporations from granting stock options to any of its citizens; and
     (b) an Employee if such Employee, immediately after the Option is granted, owns stock (as defined by sections 423(b)(3) and 424(d) of the Code) possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or of a subsidiary.
     “Employee” means each individual employed by an Employer.
     “Employer” means the Company and each entity that has adopted the Plan pursuant to the provisions of Article 7.
     “ESPP Account” means the individual account established by the ESPP Administrator for each Participant in the Plan.
     “ESPP Administrator” means the stock brokerage or other financial services firm designated or approved by the Plan Administrator to hold shares purchased under the Plan for the ESPP Accounts of Participants.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor act.
     “Fair Market Value” means the per share price of the last sale of the Common Stock on the “composite tape” on the trading day prior to the date on which the value is being determined. The “composite tape” is the composite transactions in the Common Stock as reported by The Wall Street Journal.
     “Option” means an option to purchase shares of Common Stock under the terms and provisions of the Plan.
     “Option Period” means the 12-month period commencing on January 1 of each calendar year, unless the Board or the Compensation Committee changes the duration of the Option Period with respect to future Options, and except as modified by Sections 3.3(c)(2) and 3.3(c)(4). An Option Period may not exceed 27 months.
     “Option Price” means the price per share to be paid by each Participant on each exercise of his Option and shall be a sum equal to 85% of the Fair Market Value of a share of Common Stock on the Date of Exercise or on the Date of Grant, whichever amount is lesser, unless the Board or the Compensation Committee changes the Option Price with respect to future Options. Prior to the commencement of any future Option Period, the Board or the Compensation Committee may, in lieu of the Option Price specified in the preceding sentence, establish an Option Price that is greater than 85% of the Fair Market Value of a share of Common Stock on the Date of Exercise.
     “Participant” means each Eligible Employee who elects to participate in the Plan.
     “Plan” means the Baker Hughes Incorporated Employee Stock Purchase Plan, as amended from time to time.
     “Plan Administrator” means the Company, acting through its delegates. Such delegates shall include the Administrative Committee, the Investment Committee of the Company and any individual Plan Administrator appointed by the Board with respect to the employee benefit plans of the Company and its Affiliates, each of which shall have the duties and responsibilities assigned to it from time to time by the Board. As used in the Plan, the term “Plan Administrator” shall refer to the applicable delegate of the Company as determined pursuant to the actions of the Board.
     “Securities Act” means the Securities Act of 1933, as amended, or any successor statute.
2.2 Number and Gender. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.
2.3 Headings. The headings of Articles and Sections herein are included solely for convenience and if there is any conflict between such headings and the text of the Plan, the text shall control.

ARTICLE 3: ELIGIBILITY AND PARTICIPATION
3.1 Eligibility. All Eligible Employees shall be eligible to participate in the Plan for an Option Period, provided that the Eligible Employee’s employment with an Employer continues uninterrupted throughout the Option Period. A transfer between or among Employers shall not be treated as an interruption of the Eligible Employee’s employment.
3.2 Participation.
     (a) Election to Participate. An Eligible Employee shall become a Participant after satisfying the eligibility requirements in Section 3.1 and delivering to the Plan Administrator during the enrollment period established by the Plan Administrator an enrollment form that (1) indicates the Eligible Employee’s election to participate in the Plan as of the next following Date of Grant; (2) authorizes the payroll deduction and states the amount to be deducted regularly from the Participant’s Eligible Compensation and to be accrued under the Plan for his benefit; and (3) authorizes the purchase of the Common Stock at the end of the Option Period. The effective date of a Participant’s participation shall be the Date of Grant following the Plan Administrator’s receipt of the Participant’s authorization. The procedure established by the Plan Administrator for an Eligible Employee to enroll in the Plan may be through any written form or any telephonic, electronic mail, intranet, internet or any other electronic process established by the Plan Administrator from time to time.
     (b) Continuing Election. A Participant’s election to participate in the Plan with respect to an Option Period shall continue for each successive Option Period at the same payroll deduction percentage as in effect at the termination of the prior Option Period unless the Participant amends or cancels his participation pursuant to subsection 3.2(d).
     (c) Payroll Deductions. Each Participant will designate in his participation election the stated amount to be deducted from his Eligible Compensation on each payday. A Participant may elect to have deducted from 1% to 10% of his Eligible Compensation, or such other percentages as the Committee may from time to time determine. A Participant’s percentage deduction election must be in whole percentages, and a Participant’s payroll deductions for the entire Option Period are based on his Eligible Compensation at the beginning of the Option Period. The stated amount may not be less than a sum that will result in the payment into the Plan of at least $5.00 each payday. The stated amount may not exceed either of (1) 10% of the amount of Eligible Compensation (or such other maximum percentage as determined by the Committee), or (2) an amount which will result in noncompliance with the $25,000 statutory limitation described in Section 4.2.
     Participant payroll deductions are maintained by the Company as an accrual for the benefit of the Participant until the Date of Exercise.
     (d) Changes in Payroll Deductions. By delivering to the Plan Administrator a new written payroll deduction authorization form, a Participant may amend the stated amount of his payroll deduction to reduce the rate of his payroll deductions at any time during an Option Period. A Participant’s payroll deduction designation rate may not be increased during an Option Period. The new payroll deduction rate will become effective for the next payroll period, provided that the next payroll period commences more than 15 days after receipt of the new authorization form. Any change to the rate of payroll deduction will continue for the remainder of the Option Period. Changes in the rate of payroll deductions are limited to one change during any Option Period.
     (e) Leaves of Absence. During leaves of absence approved by the Plan Administrator and in compliance with the requirements of Treasury Regulation § 1.421-1(h)(2), a Participant may continue participation in the Plan at the stated amount in his payroll deduction election by making cash payments to the Company on his normal paydays equal to any reduction in his payroll deductions caused by his leave.
     (f) Re-admission to Participate after Termination of Participation. If a Participant’s participation in the Plan is terminated due to his withdrawal from the Plan in accordance with the provisions of Section 3.3(a), the Participant shall be eligible to participate again in the Plan upon the expiration of the Option Period during which such Participant ceased participation and may participate in any subsequent Option Period by making an election to participate in accordance with the provisions of Section 3.2(a). If a Participant’s participation in the Plan is terminated due to his termination of employment and he is subsequently re-employed by an Employer, he may participate in the Plan upon his re-employment if he satisfies the eligibility requirements of Section 3.1 and he elects to participate in the Plan in accordance with the provisions of Section 3.2(a).
3.3 Termination of Participation.
     (a) Withdrawal from Participation. A Participant may withdraw completely from participation in the Plan at any time during an Option Period. To withdraw from the Plan, a Participant must deliver to the Plan Administrator a notice of withdrawal in a form and manner authorized by the Plan Administrator, and the notice of withdrawal must be delivered within the time period established by the Plan Administrator. After the Plan Administrator’s receipt of the notice of withdrawal, the Participant’s payroll deduction authorization and his interest in unexercised options under the Plan will terminate and the Participant’s prior payroll deductions made under the Plan will be refunded to the Participant.
     (b) Voluntary Termination of Participation. A Participant may voluntarily terminate his participation in the Plan by lowering the rate of his payroll deductions to zero for the remainder of the Option Period, in accordance with the provisions of Section 3.2(d). A Participant who has decreased his rate of payroll deduction to zero will be deemed to continue as a Participant in the Plan until he withdraws from the Plan in accordance with the provisions of subsection 3.3(a) or his participation is terminated in accordance with the provisions of subsection 3.3(c). As long as the Participant continues as a Participant in the Plan, the amount accrued for the Participant under the Plan will be applied to the purchase of Common Stock at the end of the Option Period.
     (c) Involuntary Termination of Participation.
          (1) Termination of Employment Other than by Retirement, Death or Disposition of Assets, etc. If the employment of a Participant with all Employers terminates other than by retirement, death or as a result of a disposition of assets, a division or an entity or as a result of a plant closing, or if he is no longer eligible to participate in the Plan, his participation in the Plan shall, without any action on his part, automatically terminate as of the date of the termination of his employment or the date of the termination of his eligibility. The Employer will refund to the Participant the amount of the Participant’s prior payroll deductions made under the Plan, and his interest in unexercised Options under the Plan shall terminate. A termination of employment does not include a transfer of employment among Employers or a transfer of employment to a venture or entity in which the Company or an Affiliate has an equity interest exceeding 50 percent.
          (2) Termination by Retirement. If a Participant is at least 55 years of age and has an aggregate of at least ten (10) years of service with all Employers, he may retire under the Plan. The Participant may, at his election by written notice to the Plan Administrator, either (A) exercise his Option as of his termination date, in which event the Employer shall apply the amount accrued under the Plan at that time to the purchase at the Option Price of shares of Common Stock, including fractions, or (B) request payment of the Participant’s prior payroll deductions made under the Plan at that time, in which event the Employer promptly shall make such payment, and thereupon the Participant’s interest in unexercised Options under the Plan shall terminate. If the Participant elects to exercise his Option, the date of his termination shall be deemed to be the Date of Exercise for the purpose of computing the amount of the Option Price of the Common Stock.
          (3) Termination by Death. If a Participant’s employment is terminated by his death, any accrual under the Plan for the purchase of shares of Common Stock and any shares of Common Stock in the Participant’s name shall be distributed to the Participant’s Beneficiaries.
          (4) Termination as a Result of a Disposition of Assets, a Division or an Entity or a Plant Closing. A Participant whose employment with his Employer is terminated as a result of a disposition of assets, a division or an entity or as a result of a plant closing may, at his election by written notice to the Plan Administrator, either (A) exercise his Option as of his termination date, in which event the Employer shall apply the amount accrued under the Plan at that time to the purchase at the Option Price of shares of Common Stock, including fractions, or (B) request payment of the Participant’s prior payroll deductions made under the Plan at that time, in which event the Employer promptly shall make such payment, and thereupon the Participant’s interest in unexercised Options under the Plan shall terminate. If the Participant elects to exercise his Option, the date of his termination shall be deemed to be the Date of Exercise for the purpose of computing the amount of the Option Price of the Common Stock. As determined by the Plan Administrator, a Participant shall be deemed to have terminated his employment with all Employers (A) as a result of a disposition of assets, a division or an entity if such employment is terminated coincident with and as a result of the disposition, by the Employer, the Company or their subsidiaries or Affiliates, of assets, a division or any other business entity (regardless of form) in connection with a sale, exchange, merger or other business transaction, or (B) as a result of a plant closing if such employment is terminated coincident with and as a result of a significant manufacturing plant closing by the Employer, but not as a result of mere district changes or layoffs.

ARTICLE 4: GRANT OF OPTIONS AND EXERCISE OF OPTIONS
4.1 Grant of Options. Following the effective date of the Plan and continuing for as long as the Plan remains in force, Options will be offered under the Plan to all Participants to purchase shares of Common Stock. Options shall be granted on the Date of Grant and shall be exercisable on the Date of Exercise. For each Participant, the number of shares of Common Stock, including fractions that may be purchased under his Option shall be the lesser of (a) the aggregate payroll deductions authorized by the Participant in accordance with subsection 3.2(c) for the Option Period divided by the Option Price or (b) the amount specified in Section 4.2, subject to the availability of a sufficient number of shares of Common Stock reserved for purchase under the Plan. In the event there is an insufficient number of shares reserved for purchase under the Plan, the number of shares purchased shall be adjusted as provided in Section 4.3.
4.2 Limitations on the Grant of Options. No Participant shall be permitted to purchase Common Stock under the Plan or under any other employee stock purchase plan of the Company or of any of its subsidiaries or related corporations at a rate which exceeds $25,000 in Fair Market Value of Common Stock (determined at the Date of Grant of the Option), and no Employee shall be granted Options for more than 2,500 shares of Common Stock under the Plan at the time the Option is granted (whether the Option Price is determined with reference to the Date of Grant or the Date of Exercise) for each calendar year in which any such Option granted to such Employee is outstanding at any time.
4.3 Insufficient Number of Shares. If the number of shares of Common Stock reserved for purchase for any Option Period is insufficient to cover the number of shares which Participants elect to purchase during such Option Period, then the number of shares of Common Stock which each Participant has a right to purchase on the Date of Exercise shall be reduced to the number of shares of Common Stock which the Plan Administrator shall determine by multiplying the number of shares of Common Stock reserved under the Plan for such Option Period by a fraction, the numerator of which shall be the number of shares of Common Stock which the Participant elected to purchase during the Option Period and the denominator of which shall be the total number of shares of Common Stock which all Participants elected to purchase during such Option Period.
4.4 Restriction Upon Assignment. An Option shall not be transferable otherwise than by will or the laws of descent and distribution and is exercisable during the Participant’s lifetime only by him. An Option may not be exercised to any extent except by the Participant. The Plan Administrator and the ESPP Administrator, if any, will not recognize, and shall be under no duty to recognize, any assignment or purported assignment by a Participant of his Option or of any rights under his Option.
4.5 Exercise of Options; ESPP Accounts.
     (a) Exercise of Options. Each Participant will be deemed, automatically, and without any act on his part, to have exercised his Option on each Date of Exercise to the extent that the amount accrued under the Plan is sufficient to purchase at the Option Price whole and fractional shares of the Common Stock, except that the number of shares of Common Stock purchased shall not exceed the limitations set forth in Section 4.2. The issuance of shares of

Common Stock may be effected on a noncertificated basis to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
     (b) ESPP Accounts. As soon as practicable on or before the Date of Exercise, the Plan Administrator shall deliver, or cause to be delivered, to the ESPP Administrator the information necessary to have the total number of shares of the Common Stock representing exercised Options in the aggregate (for both whole and fractional shares) deposited into the Participants’ ESPP Accounts. The shares of Common Stock shall be allocated among the ESPP Accounts based on a fraction, the numerator of which is the amount accrued for a Participant under the Plan on the Date of Exercise and the denominator of which shall be the aggregate of the amounts accrued for all Participants under the Plan on the Date of Exercise. A Participant shall be free to dispose of the shares of Common Stock in his ESPP Account at any time, subject to the provisions of Sections 4.6 and 4.7 and subject to any administrative blackout periods.
     Each Participant’s ESPP Account shall be administered in accordance with procedures established from time to time by the ESPP Administrator.
4.6 Withholding Obligations. At the time the Option is exercised, or at the time some or all of the Common Stock is disposed of, a Participant shall make adequate provision for local, state, federal and foreign withholding obligations of his Employer, if any, that arise upon exercise of the Option or upon disposition of the Common Stock. The Employer may withhold from the Participant’s compensation the amount necessary to meet such withholding obligations.
4.7 Notice of Disposition. By becoming a Participant in the Plan, each Participant agrees to promptly give the ESPP Administrator, or in the absence of the ESPP Administrator, the Plan Administrator, notice of any shares of Common Stock disposed of within the later of (a) one year from the Date of Exercise and (b) two years from the Date of Grant with respect to such Stock, and the notice shall include the number of shares of Common Stock disposed of and the Date of Exercise and the Date of Grant for the Common Stock.
4.8 Dispositions in Compliance with Securities Laws. By becoming a Participant in the Plan, each Participant agrees that any dispositions of shares of Common Stock by such Participant shall be in compliance with the provisions of federal, state and foreign securities laws, including the provisions of Section 16(b) of the Exchange Act.
ARTICLE 5: PROVISIONS RELATED TO COMMON STOCK
5.1 Shares Reserved. Subject to the provisions of Section 5.5 (relating to adjustment upon changes in stock), the number of shares of Common Stock which may be sold pursuant to Options under the Plan shall not exceed in the aggregate 22,500,000 shares, and may be unissued shares, reacquired shares or shares bought on the market for purposes of the Plan.
5.2 No Rights of Stockholder Until Exercise. With respect to shares subject to an Option, a Participant shall not be deemed to be a stockholder, and he shall not have any of the rights or privileges of a stockholder until the exercise of his Option. After the exercise of the Option, each Participant shall have full stockholder rights with respect to all shares of Common Stock in his ESPP Account, including, but not limited to, voting, dividend and liquidation rights. The

ESPP Administrator shall establish procedures to facilitate the Participant’s voting rights attributable to the Common Stock in his ESPP Account.
5.3 Registration of Shares of Common Stock. Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.
     The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.
     The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon the exercise of the Options. If, after commercially reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of shares of Common Stock in any particular jurisdiction, the Company shall be relieved from liability to any Participant, except to return to him the Participant’s prior payroll deductions made under the Plan.
5.4 Certificates for Shares. For shares of Common Stock maintained in ESPP Accounts, the ESPP Administrator shall establish procedures, including any applicable fees, for the delivery of a certificate representing the aggregate number of whole shares of Common Stock in a Participant’s ESPP Account. In the absence of an ESPP Administrator, the Plan Administrator, in its sole discretion, may determine the method for delivering certificates for shares of Common Stock to Participants. At the time of the delivery of a certificate to (a) a Participant, (b) a former Participant or (c) the Participant’s or former Participant’s Beneficiary or Beneficiaries, any fractional share of Common Stock in the Participant’s or former Participant’s ESPP Account shall be converted to cash, which shall be distributed to the Participant, former Participant, Beneficiary or Beneficiaries.
5.5 Changes in Common Stock and Adjustments. The existence of the Plan and the Options granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the Company’s stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the shares of Common Stock issued under the Plan) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.
     If there shall be any change in the shares of the Common Stock or the capitalization of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, the Board, in its sole discretion, to prevent dilution or enlargement of Participants’ rights under the Plan, will take appropriate action to adjust accordingly the number of shares subject to the Plan and the number and Option Price of shares subject to existing Options.
ARTICLE 6: ADMINISTRATION OF PLAN
6.1 Plan Administrator. The Company shall be the “Plan Administrator.”
6.2 Resignation and Removal. The members of the Committee shall serve at the pleasure of the Board; they may be officers, directors, or employees of the Company or any other individuals. At any time during his term of office, any member of the Committee or any individual serving as Plan Administrator may resign by giving written notice to the Board, such resignation to become effective upon the appointment of a substitute or, if earlier, the lapse of thirty days after such notice is given as herein provided. At any time during its term of office, and for any reason, any member of the Committee or any individual serving as Plan Administrator may be removed by the Board.
6.3 Records and Procedures. The Plan Administrator shall keep appropriate records of its proceedings and the administration of the Plan and shall make available for examination during business hours to any Participant, former Participant or any Beneficiary of any Participant or former Participant such records as pertain to that individual’s interest in the Plan. If the Committee is performing duties as the Plan Administrator, the Committee shall designate the individual or individuals who shall be authorized to sign for the Plan Administrator and, upon such designation, the signature of such individual or individuals shall bind the Plan Administrator.
6.4 Self-Interest of Plan Administrator. Neither the members of the Committee nor any individual Plan Administrator shall have any right to vote or decide upon any matter relating solely to himself under the Plan or to vote in any case in which his individual right to claim any benefit under the Plan is particularly involved. In any case in which any Committee member or individual Plan Administrator is so disqualified to act, the other members of the Committee shall decide the matter in which the Committee member or individual Plan Administrator is disqualified.
6.5 Compensation and Bonding. Neither the members of the Committee nor any individual Plan Administrator shall receive compensation with respect to their services on the Committee or as Plan Administrator. To the extent required by applicable law, or required by the Company, neither the members of the Committee nor any individual Plan Administrator shall furnish bond or security for the performance of their duties hereunder.

6.6 Plan Administrator Powers and Duties. The Plan Administrator shall supervise the administration and enforcement of the Plan according to the terms and provisions hereof and shall have all powers necessary to accomplish these purposes, including, but not by way of limitation, the right, power, and authority:
     (a) to make rules, regulations, and bylaws for the administration of the Plan that are not inconsistent with the terms and provisions hereof, and to enforce the terms of the Plan and the rules and regulations promulgated thereunder by the Plan Administrator;
     (b) to establish procedures for the appointment of designated Beneficiaries by Participants and former Participants;
     (c) to construe in its discretion all terms, provisions, conditions, and limitations of the Plan;
     (d) to correct, subject to the provisions of Section 8.2, any defect or to supply any omission or to reconcile any inconsistency that may appear in the Plan in such manner and to such extent as it shall deem in its discretion expedient to effectuate the purposes of the Plan;
     (e) to employ and compensate such accountants, attorneys, investment advisors and other agents, employees, and independent contractors as the Plan Administrator may deem necessary or advisable for the proper and efficient administration of the Plan;
     (f) to determine in its discretion all questions relating to eligibility; and
     (g) to determine whether and when a Participant has incurred a termination of employment and the reason for such termination.
6.7 Reliance on Documents, Instruments, etc. The Plan Administrator may rely on any certificate, statement or other representation made on behalf of the Company, any Employer, any Employee, any Participant, any former Participant or any Beneficiary, which the Plan Administrator in good faith believes to be genuine, and on any certificate, statement, report or other representation made to it by any agent or any attorney, accountant or other expert retained by it or the Company in connection with the operation and administration of the Plan.
ARTICLE 7: EXTENSION OF PLAN TO EMPLOYERS
7.1 Adoption by Employers.
     (a) With the written approval of the Plan Administrator, any entity that is an Affiliate may adopt the Plan by appropriate action of its board of directors or noncorporate counterpart, as evidenced by a written instrument executed by an authorized officer of such entity or an executed adoption agreement (approved by the board of directors or noncorporate counterpart of the Affiliate), agreeing to be bound by all the terms, conditions and limitations of the Plan except those, if any, specifically described in the adoption instrument, and providing all information required by the Plan Administrator. The Plan Administrator and the adopting Affiliate may agree to incorporate specific provisions relating to the operation of the Plan that apply to the adopting Affiliate only and shall become, as to such adopting Affiliate and its employees, a part of the Plan.
     (b) The provisions of the Plan may be modified so as to increase the obligations of an adopting Affiliate only with the consent of such Affiliate, which consent shall be conclusively presumed to have been given by such Affiliate unless the Affiliate gives the Company written notice of its rejection of the amendment within 30 days after the adoption of the amendment.
     (c) The provisions of the Plan shall apply separately and equally to each adopting Affiliate and its employees in the same manner as is expressly provided for the Company and its employees, except that the power to appoint or otherwise affect the Plan Administrator and the power to amend or terminate the Plan shall be exercised by the Company. The Plan Administrator shall act as the agent for each Affiliate that adopts the Plan for all purposes of administration thereof.
     (d) Any adopting Affiliate may, by appropriate action of its board of directors or noncorporate counterpart, terminate its participation in the Plan. Moreover, the Plan Administrator may, in its discretion, terminate an Affiliate’s participation in the Plan at any time.
     (e) The Plan will terminate with respect to any Affiliate that has adopted the Plan pursuant to this Section if the Affiliate ceases to be an Affiliate or revokes its adoption of the Plan by resolution of its board of directors or noncorporate counterpart evidenced by a written instrument executed by an authorized officer of the Affiliate. If the Plan terminates with respect to any Affiliate, the employees of that Affiliate will no longer be eligible to be Participants in the Plan.
7.2 Single Plan. For purposes of the Code, the Plan as adopted by the Affiliates shall constitute a single plan rather than a separate plan of each Affiliate.
7.3 No Joint Venture Implied. The document which evidences the adoption of the Plan by an Affiliate shall become a part of the Plan. However, neither the adoption of the Plan by an Affiliate nor any act performed by it in relation to the Plan shall ever create a joint venture or partnership relation between it and any other Affiliate.
ARTICLE 8: MISCELLANEOUS
8.1 Use of Funds; No Interest Paid. All funds received or held by the Company under the Plan will be included in the general funds of the Company free of any trust or other restriction, and may be used for any corporate purpose. Notwithstanding any other Plan provisions to the contrary, in the event a Participant’s employment with his Employer is terminated and, if at the time of such termination, the Participant owes money to any Employer, his Employer shall have the right, at its discretion prior to the exercise of the Participant’s Option or the payment of the Participant’s prior payroll deductions made under the Plan, to deduct any such monies from the funds to be paid to the Participant.
     No interest will be paid to any Participant with respect to funds held in the Plan or funds held in the ESPP Account.

8.2 Amendment to the Plan. The Board or the Compensation Committee may amend the Plan at any time and from time to time, subject to the limitation that approval by the vote of the holders of a majority of the outstanding securities of the Company entitled to vote shall be required to amend the Plan (a) to materially increase the benefits accruing to Participants under the Plan, (b) to materially increase the number of securities which may be issued under the Plan, or (c) to materially modify the requirements as to eligibility for participation in the Plan.
8.3 Plan Not an Employment Contract. The adoption and maintenance of the Plan is not a contract between the Employers and their respective employees that gives any employee the right to be retained in its employment. Likewise, it is not intended to interfere with the rights of any Employer to terminate an Employee’s employment at any time with or without notice and with or without cause or to interfere with an Employee’s right to terminate his employment at any time.
8.4 Beneficiary(ies). At the time of the Participant’s or former Participant’s death, (a) any cash in the Plan or (b) any cash and shares of Common Stock in the ESPP Account shall be distributed to such Participant’s or former Participant’s (1) executor or administrator or (2) his heirs at law, if there is no administration of such Participant’s or former Participant’s estate. The Participant’s or former Participant’s executor or administrator or heirs at law, if there is no administration of such Participant’s or former Participant’s estate, shall be such Participant’s or former Participant’s Beneficiaries. Before any distribution is made, the Plan Administrator may require appropriate written documentation of (a) the appointment of the personal representative of the Participant’s estate or (b) heirship.
8.5 Severability. Each provision of this Agreement may be severed. If any provision is determined to be invalid or unenforceable, that determination shall not affect the validity or enforceability of any other provision.
8.6 Binding Effect. This Agreement shall be binding upon any successor of the Company.
8.7 Limitation on Liability. Under no circumstances shall the Company incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to this Plan or the Company’s role as Plan sponsor.
8.8 Arbitration. Any controversy arising out of or relating to the Plan, including without limitation, any and all disputes, claims (whether in tort, contract, statutory or otherwise) or disagreements concerning the interpretation or application of the provisions of the Plan, Employer’s employment of Participant and the termination of that employment, shall be resolved by arbitration in accordance with the Employee Benefit Plan Claims Arbitration Rules of the American Arbitration Association (the “AAA”) then in effect. Within ten (10) business days of the initiation of an arbitration hereunder, the Company and the Participant will each separately designate an arbitrator, and within twenty (20) business days of selection, the appointed arbitrators will appoint a neutral arbitrator from the AAA National Panel of Employee Benefit Plan Claims Arbitrators. The arbitrators shall issue their written decision (including a statement of finding of facts) within thirty (30) days from the date of the close of the arbitration hearing. The decision of the arbitrators selected hereunder will be final and binding on both parties. This arbitration provision is expressly made pursuant to and shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1-16 (or replacement or successor statute). Pursuant to Section 9 of the Federal Arbitration Act, the Company and any Participant agrees that any judgment of the United States District Court for the District in which the headquarters of the Company is located at the time of initiation of an arbitration hereunder shall be entered upon the award made pursuant to the arbitration. Nothing in this Section 8.8 shall be construed, in any way, to limit the scope and effect of Article 6. In any arbitration proceeding full effect shall be given to the rights, powers, and authorities of the Plan Administrator under Article 6.
8.9 Governing Law. All provisions of the Plan shall be construed in accordance with the laws of State of Texas, except to the extent preempted by federal law and except to the extent that the conflicts of laws provisions of the State of Texas would require the application of the relevant law of another jurisdiction, in which event the relevant law of the State of Texas will nonetheless apply, with venue for litigation being in Houston, Texas.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on this                      day of                                                             , 2009.

BAKER HUGHES INCORPORATED

By:
Title:

Signature page to
Baker Hughes Incorporated
Employee Stock Purchase Plan
(As Amended and Restated Effective as of February 26, 2009)

ANNEX B
BAKER HUGHES INCORPORATED
POLICY FOR DIRECTOR INDEPENDENCE,
AUDIT/ETHICS COMMITTEE MEMBERS
AND
AUDIT COMMITTEE FINANCIAL EXPERT

(As Amended October 23, 2008)
INDEPENDENCE
I. Introduction
     A member of the Board of Directors (“Board”) of Baker Hughes Incorporated (“Company”) shall be deemed independent pursuant to this Policy of the Board, only if the Board affirmatively determines that (1) such director meets the standards set forth in Section II below, and (2) the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In making its determination, the Board shall broadly consider all relevant facts and circumstances. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others.
     Each director of the Company’s Audit/Ethics Committee, Governance Committee and Compensation Committee must be independent. A director who is a member of the Company’s Audit/Ethics Committee is also required to meet the criteria set forth below in Section III. These standards shall be implemented by the Governance Committee with such modifications as it deems appropriate.
II. Standards for Director Independence
     1. A director who is an employee, or whose immediate family member is an executive officer, of the Company is not independent until three years after the end of such employment relationship. Employment as an interim Chairman or CEO shall not disqualify a director from being considered independent following that employment.
     2. A director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation. Compensation received by a director for former service as an interim Chairman or CEO need not be considered in determining independence under this test. Compensation received by an immediate family member for service as a non-executive employee of the Company need not be considered in determining independence under this test.
     3. A director who is affiliated with or employed by a present or former internal or external auditor of the Company is not “independent” until three years after the end of the affiliation or the employment or auditing relationship. A director, however, is still considered independent if the director’s immediate family member currently works for the company’s auditor, as long as the immediate family member is not a partner of the company’s auditor or is not personally involved (and has not been personally involved for the past three years) in the company’s audit.
     4. A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee is not “independent” until three years after the end of such service or the employment relationship.
     5. A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of the consolidated gross revenues of such other company employing such executive officer or employee, is not “independent” until three years after falling below such threshold.1
     6. The three year period referred to in paragraphs II.1 through II.5 above will be applied consistent with the New York Stock Exchange’s (“NYSE”) transition rules, which permit a one year look-back period until November 4, 2004. Accordingly, until November 4, 2004, a one year period, rather than a three year period, shall apply to the determination of independence and the application of paragraphs II.1 through II.5 above.
III. Standards for Audit/Ethics Committee Members
     1. A director who is a member of the Audit/Ethics Committee other than in his or her capacity as a member of the Audit/Ethics Committee, the Board, or any other Board committee, may not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary thereof, provided that, unless the rules of the NYSE provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service).
          Indirect acceptance of compensatory payments includes: (1) payments to spouses, minor children or stepchildren, or children or stepchildren sharing a household with the member; or (2) payments accepted by an entity in which such member is a partner, member, officer such as a managing director occupying a comparable position or executive officer, or

[1]	In applying this test, both the payments and the consolidated gross revenues to be measured shall be those reported in the last completed fiscal year. The look-back provision for this test applies solely to the financial relationship between the Company and the director or immediate family member’s current employer; the Company need not consider former employment of the director or immediate family member. Charitable organizations shall not be considered “companies” for purposes of this test; provided, however, that the Company shall disclose in its annual proxy statement any charitable contributions made by the Company to any charitable organization in which a director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year exceeded the greater of $1 million, or 2% of such charitable organization’s consolidated gross revenues.

occupies a similar position and which provides accounting, consulting, legal, investment banking or financial advisory services to the Company.
     2. A director, who is a member of the Audit/Ethics Committee may not, other than in his or her capacity as a member of the Audit/Ethics Committee, the Board, or any other Board committee, be an affiliated person of the Company or any subsidiary thereof.
     3. A member of the Audit/Ethics Committee may not simultaneously serve on the audit committees of more than two other public companies in addition to the Company.
IV. Definitions
     An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s household. When considering the application of the three year period referred to in each of paragraphs II.1 through II.5 above, the Company need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.
     The “Company” includes any subsidiary in a consolidated group with the Company.
AUDIT/ETHICS COMMITTEE FINANCIAL EXPERT QUALIFICATIONS
     The Company believes that it is desirable that one or more members of the Audit/Ethics Committee possess such qualities and skills such that they qualify as an Audit Committee Financial Expert as defined by the Securities and Exchange Commission (“SEC”).
     1. The SEC rules define an Audit Committee Financial Expert as a director who has the following attributes:
(a)	An understanding of generally accepted accounting principles and financial statements;

(b)	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(c)	Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(d)	An understanding of internal controls and procedures for financial reporting; and

(e)	An understanding of audit committee functions.
     2. Under SEC rules, a director must have acquired such attributes through any one or more of the following:
(a)	Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

(b)	Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

(c)	Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

(d)	Other relevant experience.

ANNEX C
BAKER HUGHES INCORPORATED

CHARTER OF THE
AUDIT/ETHICS COMMITTEE OF THE
BOARD OF DIRECTORS
(as amended and restated February 25, 2009)
     The Board of Directors of Baker Hughes Incorporated (the “Company”) has heretofore constituted and established an Audit/Ethics Committee (the “Committee”) with authority, responsibility and specific duties as described in this Charter. It is intended that this Charter and the composition of the Committee comply with the rules of the New York Stock Exchange (the “NYSE”). This document replaces and supersedes in its entirety the previous Charter of the Committee adopted by the Board of Directors of the Company.
PURPOSE
     The Committee’s purpose is to assist the Board of Directors with oversight of: (i) the integrity of the Company’s financial statements and financial reporting system, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance and (iv) the performance of the Company’s internal audit function. The Committee shall also prepare the report of the Committee to be included in the Company’s annual proxy statement, carry out the duties and responsibilities set forth in this Charter and conduct an annual self-evaluation.
COMPOSITION
     The Committee and Chairman of the Committee shall be elected annually by the Board of Directors and are subject to removal pursuant to the terms of the Company’s Bylaws. The Committee shall be comprised of not less than three non-employee Directors who are (i) independent (as defined by Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations thereunder and the NYSE) and (ii) financially literate (as interpreted by the Board of Directors in its business judgment). Such Committee members may not simultaneously serve on the audit committee of more than three public companies. At least one member of the Committee shall be an “audit committee financial expert,” as defined by the Securities and Exchange Commission (“SEC”). The audit committee financial expert must have: (i) an understanding of GAAP and financial statements; (ii) experience in the (a) preparation, auditing, analyzing or evaluating of financial statements of generally comparable issuers or supervising one or more persons engaged in such activities and (b) applying GAAP principles in connection with the accounting for estimates, accruals and reserves; (iii) an understanding of internal control over financial reporting; and (iv) an understanding of audit committee functions. The Committee may, if appropriate, delegate its authority to subcommittees.
     If a member of the Committee ceases to be independent for reasons outside the member’s reasonable control, his or her membership on the committee may, if so permitted under then applicable NYSE rules, continue until the earlier of the Company’s next annual meeting of stockholders or one year from the occurrence of the event that caused the failure to qualify as independent.

PRINCIPAL RESPONSIBILITIES
     The principal responsibilities of the Committee are: (i) to provide assistance to the Board of Directors in fulfilling its responsibility in matters relating to the accounting and reporting practices of the Company, the adequacy of the Company’s internal controls over financial reporting and disclosure controls and procedures, and the quality and integrity of the financial statements of the Company; and (ii) to oversee the Company’s compliance programs. The independent auditor is ultimately accountable to the Board of Directors and the Committee, as representatives of the Company’s stockholders, and shall report directly to the Committee. The Committee has the ultimate authority and direct responsibility to select, appoint, evaluate, compensate and oversee the work, and, if necessary, terminate and replace the independent auditor (subject, if applicable, to stockholder ratification). The Committee shall have authority to conduct or authorize investigations into any matters within its scope of responsibilities.
     The Committee shall have the authority to engage independent counsel and other advisors, as the Committee deems necessary to carry out its duties. The Committee shall have the sole authority to approve the fees paid to any independent advisor retained by the Committee, and the Company shall provide funding for such payments. In addition, the Company must provide funding for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.
     The Committee shall review the composition, expertise and availability of the Committee members on an annual basis. The Committee shall also perform a self-evaluation of the Committee and its activities on an annual basis.
     The Committee shall meet in executive session at each regularly scheduled meeting, including separate, private meetings with the independent registered public accounting firm, corporate auditors, general counsel and compliance officer. The Committee shall also meet in executive session with such other employees as it deems necessary and appropriate.
     This Charter is intended to be flexible so that the Committee is able to meet changing conditions. The Committee is authorized to take such further actions as are consistent with the following described responsibilities and to perform such other actions as applicable law, the NYSE, the Company’s charter documents and/or the Board of Directors may require. To that end, the Committee shall review and reassess the adequacy of this Charter annually. Any proposed changes shall be put before the Board of Directors for its approval.
With regard to its audit responsibilities, the Committee shall:
•	Receive and review reports from the independent registered public accounting firm pursuant to the Sarbanes-Oxley Act of 2002 (“SOX”) and Section 10(A)(k) of the Exchange Act regarding: (i) all critical accounting policies and practices being used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, and the treatment preferred by the independent registered public accounting firm; and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unrecorded audit adjustments.

•	On an annual basis, receive and review formal written reports from the independent registered public accounting firm regarding the auditors’ independence required by the Public Company Accounting Oversight Board (“PCAOB”) Ethics and Independence Rule 3526 “Communication with Audit Committees Concerning Independence,” giving consideration to the range of audit and non-audit services performed by them and all their relationships with the Company, as well as a report describing the (i) independent registered public accounting firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review or peer review of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years with respect to one or more independent audits carried out by the auditors; and (iii) any steps taken to deal with such issues. Conduct an active discussion with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors. Select the independent registered public accounting firm to be employed or discharged by the Company. Review and evaluate competence of partners and managers of the independent registered public accounting firm who lead the audit. As required by law, ensure the rotation of the lead audit partner having primary responsibility for the Company’s audit and the audit partner responsible for reviewing the audit. Consider whether there should be a rotation of the independent registered public accounting firm. The Committee shall establish hiring policies for the Company of employees or former employees of the independent registered public accounting firm in accordance with the NYSE rules, SOX and as specified by the SEC and review and discuss with management and the independent registered public accounting firm any proposals for hiring any key member of the independent registered public accounting firm’s team.
•	Prior to commencement of the annual audit, review with management, the corporate auditors and the independent registered public accounting firm the proposed scope of the audit plan and fees, including the areas of business to be examined, the personnel to be assigned to the audit, the procedures to be followed, special areas to be investigated, as well as the program for integration of the independent and internal audit efforts.
•	Review policies and procedures for the engagement of the independent registered public accounting firm to provide audit and non-audit services, giving due consideration to whether the independent auditor’s performance of non-audit services is compatible with the auditor’s independence and review and pre-approve all audit and non-audit fees for such services, subject to the de minimus exception under SOX. With the exception of the annual audit, the Committee may delegate to a member of the Committee the authority to pre-approve all audit and non-audit services with any such decision presented to the full Committee at the next scheduled meeting.
•	Review with management and independent registered public accounting firm the accounting and reporting policies and procedures that may be viewed as critical accounting estimates, any improvements, questions of choice and material changes in accounting policies and procedures, including interim accounting, as well as significant accounting, auditing and SEC pronouncements.

•	Review with management and the independent registered public accounting firm any financial reporting and disclosure issues, including material correcting adjustments and off-balance sheet financings and relationships, if any. Discuss significant judgment matters made in connection with the preparation of the Company’s financial statements and ascertain that any significant disagreements among them have been satisfactorily resolved. Ascertain that no restrictions were placed by management on implementation of the independent or corporate auditors’ examinations. Regularly scheduled executive sessions will be held for this purpose.
•	Review with management, the corporate auditors and the independent registered public accounting firm the results of (i) the annual audit prior to release of the audited financial statements in the Company’s annual report on Form 10-K filed with the SEC, including a review of the MD&A section; and (ii) the quarterly financial statements prior to release in the Company’s quarterly report on Form 10-Q filed with the SEC, including a review of the MD&A section. Have management review the Company’s financial results with the Board of Directors.
•	Review and discuss with management and the independent registered public accounting firm management’s report on internal control prior to the filing of the company’s annual report on Form 10-K.
•	Establish guidelines with respect to earnings releases and financial information and earnings guidance provided to analysts and rating agencies. The Committee may request a prior review of any annual or quarterly earnings release or earnings guidance and delegate to the Chairman of the Committee the authority to review any such earnings releases and guidance.
•	Review with the Board of Directors any issues that arise with respect to the quality or integrity of the Company’s financial statements and financial reporting system, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent registered public accounting firm or the performance of the internal audit function.
•	Review guidelines and policies on risk assessment and risk management related to the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.
•	Annually prepare an audit committee report for inclusion in the Company’s proxy statement stating that the Committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114; (iii) received a formal written report from the independent registered public accounting firm concerning the auditors’ independence required by the PCAOB’s Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence,” and has discussed with the independent accountant the independent accountant’s independence; and (iv) based upon the review and discussion of the audited financial statements with both management and the independent registered public accounting firm, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.
•	Cause the Charter to be included periodically in the proxy statement as required by applicable rules.
•	Review actions taken by management on the independent registered public accounting firm and corporate auditors’ recommendations relating to organization, internal controls and operations.
•	Meet separately and periodically with management, the corporate auditors and the independent registered public accounting firm to review the responsibilities, budget and staffing of the Company’s internal audit function, the effectiveness of the Company’s internal controls, including computerized information systems controls, and security. Review the Company’s annual internal audit plan, staffing and budget, and receive regular reports on their activities, including significant findings and management’s actions. Review annually the audit of the travel and entertainment expenses of the Company’s senior management. Review annually the audit of the travel expenses of the members of the Company’s Board of Directors. At least every three years the Committee reviews the Corporate Audit Department Charter. At least every five years the Committee reviews the report received from a qualified, independent audit firm regarding its quality assurance review of the Company’s internal audit function.
•	Review membership of the Company’s “Disclosure Control and Internal Control Committee” (“DCIC”), the DCIC’s scheduled activities and the DCIC’s quarterly report. Review on an annual basis the DCIC Charter.
•	Receive reports from the CEO and CFO on any material weaknesses and significant deficiencies in the design or operation of certain internal controls over financial reporting and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.
•	Review reports, media coverage and similar public information provided to analysts and rating agencies, as the Committee deems appropriate.
•	Establish formal procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters, and (iii) the protection of reporting employees from retaliation.
•	Annually review with the independent registered public accounting firm any audit problems or difficulties and management’s response. The Committee must regularly review with the independent auditor any difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the independent registered public accounting firm’s activities or on access to requested information, and any significant disagreements with management. Among the items the Committee may want to review with the auditors are: any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to the Company.
With regard to its compliance responsibilities, the Committee shall:
•	Review policies and procedures that the Company has implemented regarding compliance with applicable federal, state and local laws and regulations, including the Company’s Business Code of Conduct and its Foreign Corrupt Practices Act policies. Monitor the effectiveness of these policies and procedures for compliance with the U.S. Federal Sentencing Guidelines, as amended, and institute any changes or revisions to such policies and procedures may be deemed, warranted or necessary.
•	Review in conjunction with counsel (i) any legal matters that could have significant impact on the organization’s financial statements; (ii) correspondence and material inquiries received from regulators or governmental agencies; and (iii) all matters relating to the ethics of the Company and its subsidiaries.
•	Coordinate the Company’s compliance with inquiries from any government officials concerning legal compliance in the areas covered by the Business Code of Conduct and the Foreign Corrupt Practices Act policy.
•	Review the Company’s compliance with its environmental policy on an annual basis.
•	Respond to such other duties as may be assigned to the Committee, from time to time, by the Board of Directors.
While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits; those are the responsibilities of the independent registered public accounting firm. Further, it is not the Committee’s responsibility to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles; those are the responsibilities of management. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations or with Company policies.
MEETINGS
     The Committee will meet at least five times per year as determined by the Board of Directors. Special meetings may be called, as needed, by the Chairman of the Board of Directors or the Chairman of the Committee. The Committee may create subcommittees who shall report to the Committee. The Committee may ask employees, the independent registered public accounting firm, corporate auditors or others whose advice and counsel the Committee deems relevant to attend meetings and provide information to the Committee. The Committee will be available to the independent registered public accounting firm and the corporate auditors of the Company. All meetings of the Committee will be held pursuant to the Bylaws of the Company and written minutes of each meeting will be duly filed in the Company records. Reports of meetings of the Committee shall be made to the Board of Directors at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board of Directors approved by the Committee.

ANNEX D
BAKER HUGHES INCORPORATED
GUIDELINES FOR
MEMBERSHIP ON THE BOARD OF DIRECTORS
(As Amended October 27, 2005)
     These Guidelines set forth the policies of the Board of Directors (“Board”) of Baker Hughes Incorporated (“Company”) regarding Board membership. These Guidelines shall be implemented by the Governance Committee of the Board with such modifications as it deems appropriate. The Governance Committee will consider candidates based upon:
•	The size and existing composition of the Board

•	The number and qualifications of candidates

•	The benefit of continuity on the Board

•	The relevance of the candidate’s background and experience to issues facing the Company.
1.	Criteria for Selection

In filling director vacancies on the Board, the Governance Committee will strive to:
A)	Recommend candidates for director positions who will help create a collective membership on the Board with varied experience and perspective and who:
i)	Have demonstrated leadership, and significant experience in an area of endeavor such as business, finance, law, public service, banking or academia;

ii)	Comprehend the role of a public company director, particularly the fiduciary obligations owed to the Company and its stockholders;

iii)	Have relevant expertise and experience, and be able to offer advice and guidance based upon that expertise;

iv)	Have a substantive understanding of domestic considerations and geopolitics, especially those pertaining to the service sector of the oil and gas and energy related industries;

v)	Will dedicate sufficient time to Company business;

vi)	Exhibit integrity, sound business judgment and support for the Core Values of the Company;

vii)	Understand basic financial statements;

viii)	Are independent as defined by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange;

D-1

ix)	Support the ideals of the Company’s Business Code of Conduct and are not engaged in any activity adverse to, or do not serve on the board of another company whose interests are adverse to, or in conflict with the Company’s interests;

x)	Possess the ability to oversee, as a director, the affairs of the Company for the benefit of its stockholders while keeping in perspective the interests of the Company’s customers, employees and the public; and

xi)	Are able to exercise sound business judgment.
B)	Maintain a Board that reflects diversity, including but not limited to gender, ethnicity and experience.
2.	Age

The Board will not nominate any person to serve as a director who has attained the age of 72.

3.	Audit/Ethics Committee

The Governance Committee believes that it is desirable that one or more members of the Company’s Audit/Ethics Committee possess such qualities and skills such that they qualify as an Audit Committee Financial Expert, as defined by SEC rules and regulations.

4.	Significant Change in Occupation or Employment

Any non-employee director who has a significant change in occupation or retires from his or her principal employment or position will promptly notify the Governance Committee. The Governance Committee will determine if it is in the best interests of the Company to nominate such person to stand for reelection as a director at the Company’s next Annual Meeting of Stockholders.

5.	Board Review and Assessments

Each year the members of the Board will participate in a review and assessment of the Board and of each committee. In connection with such reviews, or at any other time, a director with concerns regarding performance, attendance, potential conflicts of interest, or any other concern respecting any other director shall report such concerns to the Chairman of the Governance Committee. The Chairman of the Governance Committee, in consultation with such other directors as he or she deems appropriate will determine how such concerns should be investigated and reported to members of the Governance Committee who are not the director in question (“Disinterested Committee Members”). If the Disinterested Committee Members conclude that the director is not fulfilling his or her duties, they will determine what actions should be taken. Such actions may include, without limitation, the Chairman of the Board or another Board member discussing the situation with the director in question, identifying what steps are required to improve performance, or, if appropriate, requesting that the director resign from the Board.

D-2

ANNEX E
BAKER HUGHES INCORPORATED
STOCKHOLDER COMMUNICATIONS
WITH THE
BOARD OF DIRECTORS
In order to provide the stockholders and other interested parties of Baker Hughes Incorporated (“Company”) with a direct and open line of communication to the Company’s Board of Directors (“Board”), the following procedures have been established for communications to the Board.
Stockholders and other interested persons may communicate with any member of the Board, including the Company’s Lead Director, the Chairman of any of the Company’s Governance Committee, Audit/Ethics Committee, Compensation Committee, Finance Committee or with the non-management directors of the Company as a group, by sending such written communication to the following address:
Corporate Secretary
c/o Baker Hughes Incorporated
2929 Allen Parkway, Suite 2100
Houston, TX 77019-2118
Stockholders desiring to make candidate recommendations for the Board may do so by submitting nominations to the Company’s Governance Committee, in accordance with the Company’s Bylaws and “Policy and Submission Procedures For Stockholder Recommended Director Candidates” addressed, as above, to the Corporate Secretary, or to:
Chairman, Governance Committee of the Board of Directors
P.O. Box 4740
Houston, TX 77210-4740
Any written communications received by the Corporate Secretary will be forwarded to the appropriate directors.

E-1

Nominees:

*Exceptions ____________________

MANAGEMENT RECOMMENDS A VOTE AGAINST PROPOSAL 4

Make Here for Address Change or Comments **SEE REVERSE** ☐

Signature ____________________ Signature ____________________ Date ____________,2009

▲ FOLD AND DETACH HERE ▲

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

BAKER HUGHES INCORPORATED

OR

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders
The Proxy Statement and the 2008 Annual Report to Stockholders are available at:
http://bnymellon.mobular.net/bnymellon/bhi
or **www.bakerhughes.com/investor/information/arlist.htm**

44700

PRINT AUTHORIZATION *(THIS BOXED AREA DOES NOT PRINT)*

To commence printing on this proxy card please sign, date and fax this card to: 212-709-3287

SIGNATURE: ____________________ **DATE:** __________ **TIME:** __________

MANAgEMENT_RECOMMENDS_A_vOTE_FOR_PROPOSAL_NUMBERS_1,_2_AND_3 Signature Signature Date !2009 NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Please mark your votes as indicated in this example X FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Make Here for Address Change or Comments SEE REVERSE 01 Larry D. Brady 02 Clarence P. Cazalot, Jr. 03 Chad C. Deaton 04 Edward P. Djerejian 05 Anthony G. Fernandes 06 Claire W. Gargalli 07 Pierre H. Jungels 08 James A. Lash 09 J. Larry Nichols 10 H. John Riley, Jr. 11 Charles L. Watson 2. Ratification of Deloitte ! Touche as the Company?s Independent Registered Public Accounting Firm for Fiscal Year 2009. 3. Proposal to Approve the Amendment to the Baker Hughes Incorporated Employee Stock Purchase Plan. 4. Stockholder Proposal No. 1 regarding Calling Special Shareowners Meetings. 5. Such other business as may properly come before the meeting and any reconvened meeting after an adjournment thereof. MANAgEMENT_RECOMMENDS___A_vOTE_AgAINST_PROPOSAL_4 (INSTRUCTIONS:___To___withhold_ authority___to___vote___for___any_ individual_nominee,_mark_the_“Exceptions”_box_above_and___write_that_nominee s_name_in_the_space_provided_below.) *Exceptions ___Nominees: 1._ELECTION OF DIRECTORS FOR ALL WITHHOLD FOR_ALL *EXCEPTIONS FOLD_AND_DETACH_HERE WE_ENCOURAgE_YOU_TO_TAKE_ADvANTAgE_OF_INTERNET_OR_TELEPHONE_vOTINg, BOTH_ARE_AvAILABLE_24_HOURS_A_DAY,_7_DAYS_A_WEEK. I 11:59 PM E ! OR If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your_Internet_or_telephone_vote_authorizes_the_named_proxies to_vote_your_shares_in_the_same_manner_as_if_you_marked, signed_and_returned_your_proxy_card. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders P S 2008 A R S : http://bnymellon.mobular.net/bnymellon/bhi www.bakerhughes.com/investor/information/arlist.htm INTERNET http://www.proxyvoting.com/bhi Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. 44700 BAKER_HUgHES_INCORPORATED

BAKER_HUgHES_INCORPORATED P.O._Box_4740,_Houston,_TX_77210-4740 Proxy_For_Annual_Meeting_Of_Stockholders This_Proxy_Is_Solicited_On_Behalf_Of_The_Board_Of_Directors___The undersigned hereby appoints Chad C. Deaton and Alan R. Crain as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of Baker Hughes Incorporated held of record by the undersigned on February 26, 2009 at the Annual Meeting of Stockholders to be held on April 23, 2009 or any reconvened meeting after an adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR THE RATIFICATION OF DELOITTE ! TOUCHE AS THE COMPANY?S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2009, FOR THE APPROVAL OF THE AMENDMENT TO THE BAKER HUGHES INCORPORATED EMPLOYEE STOCK PURCHASE PLAN AND AGAINST STOCKHOLDER PROPOSAL NO. 1 REGARDING CALLING SPECIAL SHAREOWNERS MEETINGS. IF ANY OTHER MATTER SHOULD BE PRESENTED PROPERLY, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PERSONS NAMED HEREIN. (Continued_and_to_be_marked,_dated_and_signed,_on_the_other_side) Address_Change/Comments___(Mark_the_corresponding_box_on_the_reverse_side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 You can now access your BNY Mellon Shareowner Services account online. Access your BNY Mellon Shareowner Services shareholder/stockholder account online via Investor ServiceDirect® (ISD). The transfer agent for Baker Hughes Incorporated, now makes it easy and convenient to get current information on your shareholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form • Establish/change your PIN Visit us on the web at http://www.bnymellon.com/shareowner/isd For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time www.bnymellon.com/shareowner/isd Investor ServiceDirectz Available_24_hours_per_day,_7_days_per_week TOLL_FREE_NUMBER:_1-800-370-1163 FOLD_AND_DETACH_HERE Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor_ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment. 44700